SEMI-ANNUAL REPORT


[HARBOR FUND LOGO]

APRIL 30, 2002


-----------------------------------------
HARBOR FUND

TABLE OF CONTENTS

                                  SEMI-ANNUAL REPORT OVERVIEW                             2

                                  LETTER TO SHAREHOLDERS                                  4
                                  HARBOR DOMESTIC EQUITY FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor Capital Appreciation Fund                      6
                                    Harbor Mid Cap Growth Fund                            6
                                    Harbor Growth Fund                                    7
                                    Harbor Small Cap Growth Fund                          7
                                    Harbor Large Cap Value Fund                           8
                                    Harbor Mid Cap Value Fund                             8
                                    Harbor Small Cap Value Fund                           9
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor Capital Appreciation Fund                     10
                                    Harbor Mid Cap Growth Fund                           12
                                    Harbor Growth Fund                                   14
                                    Harbor Small Cap Growth Fund                         16
                                    Harbor Large Cap Value Fund                          18
                                    Harbor Mid Cap Value Fund                            20
                                    Harbor Small Cap Value Fund                          22

                                  STATEMENT OF ASSETS AND LIABILITIES                    24

                                  STATEMENT OF OPERATIONS                                25

                                  STATEMENT OF CHANGES IN NET ASSETS                     26

                                  FINANCIAL HIGHLIGHTS                                   28
                                  HARBOR INTERNATIONAL EQUITY FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor International Fund                            30
                                    Harbor International Fund II                         30
                                    Harbor International Growth Fund                     31
                                    Harbor Global Equity Fund                            31
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor International Fund                            32
                                    Harbor International Fund II                         34
                                    Harbor International Growth Fund                     36
                                    Harbor Global Equity Fund                            38

                                  STATEMENT OF ASSETS AND LIABILITIES                    42

                                  STATEMENT OF OPERATIONS                                43

                                  STATEMENT OF CHANGES IN NET ASSETS                     44

                                  FINANCIAL HIGHLIGHTS                                   46
                                  HARBOR FIXED INCOME FUNDS
                                  MANAGERS' COMMENTARY
                                    Harbor Bond Fund                                     48
                                    Harbor Short Duration Fund                           48
                                    Harbor Money Market Fund                             49
                                  PORTFOLIO OF INVESTMENTS
                                    Harbor Bond Fund                                     50
                                    Harbor Short Duration Fund                           57
                                    Harbor Money Market Fund                             59

                                  STATEMENT OF ASSETS AND LIABILITIES                    60

                                  STATEMENT OF OPERATIONS                                61

                                  STATEMENT OF CHANGES IN NET ASSETS                     62
                                  FINANCIAL HIGHLIGHTS                                   64
                                  NOTES TO FINANCIAL STATEMENTS                          66

                                DOMESTIC EQUITY
                              INTERNATIONAL EQUITY
                                  FIXED INCOME

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW

The first half of Harbor Fund's fiscal year ended April 30, 2002. Performance for this six-month period is shown below for each of the 14 portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends and capital gains. The section entitled Long-Term Historic Total Returns reflects the 30-year returns for unmanaged indices, which are included as an indication of longer-term potential associated with taking different levels of market risk. You may not make a direct investment in an index.

                                                                  UNANNUALIZED
                                                                    6 MONTHS
                                                                     ENDED
HARBOR FUND TOTAL RETURNS                                          04/30/2002
-------------------------                                         ------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................          0.63%
  Harbor Mid Cap Growth Fund................................          2.30
  Harbor Growth Fund........................................          3.83
  Harbor Small Cap Growth Fund..............................         12.55
  Harbor Large Cap Value Fund...............................         13.18
  Harbor Mid Cap Value Fund.................................          6.70(a)
  Harbor Small Cap Value Fund...............................         16.10(b)
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................         14.22%
  Harbor International Fund II..............................         11.90
  Harbor International Growth Fund..........................         -2.00
  Harbor Global Equity Fund.................................          3.87
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................          1.19%
  Harbor Short Duration Fund................................          1.19
  Harbor Money Market Fund..................................          0.86

COMMONLY USED MARKET INDICES TOTAL RETURNS
------------------------------------------
Morgan Stanley Capital International Europe, Australasia,
  and Far East (EAFE); international equity.................          5.53%
Morgan Stanley Capital International Europe, Australasia,
  and Far East Growth (EAFE Growth); international equity...          5.80
Morgan Stanley Capital International World Index (MSCI
  World); global equity.....................................          3.29
Standard & Poor's 500 (S&P 500); domestic equity............          2.31
Russell Midcap(R) Growth; domestic equity...................          6.97
Russell 2000(R) Growth; domestic equity.....................         10.40
Russell Midcap(R) Value; domestic equity....................         20.16
Russell 2000(R) Value; domestic equity......................         29.03
Russell 1000(R) Value; domestic equity......................          8.87
Lehman Brothers Aggregate (LB AGG); domestic bonds..........         -0.01
Salomon Treasury 1 YR CMI; domestic bonds...................          1.25
90-Day U.S. Treasury Bills (T-Bills); domestic short-term...          0.90

                                                                    30 YEARS
                                                                   1972-2001
LONG-TERM HISTORIC TOTAL RETURNS                                  ANNUAL RATES
--------------------------------                                  ------------
EAFE........................................................         10.44%
MSCI World..................................................         10.12
S&P 500.....................................................         12.24
Domestic Bonds (intermediate and long)(1)...................          8.77
T-Bills.....................................................          7.04
Consumer Price Index........................................          4.98

HARBOR FUND
SEMI-ANNUAL REPORT OVERVIEW--CONTINUED

                                                                                EXPENSE RATIOS(2)
                                                                                                                   MORNINGSTAR
                                                1998          1999         2000         2001         2002(C)        MEDIAN(3)
                                                ----          ----         ----         ----         -------       -----------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........    0.68%         0.66%        0.64%        0.66%          0.68%           0.96%
  Harbor Mid Cap Growth Fund................     N/A          N/A          N/A          1.20           1.20            1.15
  Harbor Growth Fund........................    1.00          0.90         0.87         0.95           0.99            1.15
  Harbor Small Cap Growth Fund..............     N/A          N/A          N/A          1.20           0.96            1.20
  Harbor Large Cap Value Fund...............    0.79          0.76         0.80         0.77           0.77            0.91
  Harbor Mid Cap Value Fund.................     N/A          N/A          N/A          N/A            1.20(a)         1.11
  Harbor Small Cap Value Fund...............     N/A          N/A          N/A          N/A            1.20(b)         1.19
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................    0.94%         0.92%        0.92%        0.91%          0.88%           1.18%
  Harbor International Fund II..............    1.15          0.92         0.92         0.89           0.91            1.18
  Harbor International Growth Fund..........    0.96          0.91         0.89         0.89           0.93            1.27
  Harbor Global Equity Fund.................     N/A          N/A          N/A          1.20           1.20            1.25
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................    0.65%         0.60%        0.60%        0.56%          0.57%           0.61%
  Harbor Short Duration Fund................    0.36          0.28         0.28         0.27           0.30            0.51
  Harbor Money Market Fund..................    0.57          0.46         0.47         0.38           0.36            0.74

   ------------------

   1 LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.

   2 Harbor Fund expense ratios are for operating expenses only and are shown net of all expense offsets (see Financial Highlights).

   3 Includes all no-load funds with at least five years of performance history in the March 31, 2002 Morningstar Universe with the same investment style as the comparable Harbor Fund portfolio.

   a  For the period March 1, 2002 (inception) through April 30, 2002.

   b  For the period December 14, 2001 (inception) through April 30, 2002.

   c  Annualized figures for the six-month period ended April 30, 2002.

DEAR SHAREHOLDER:

     Financial markets were choppy in the six months ended April 30, 2002, the first half of Harbor Fund's fiscal year.

     Equity markets had mounted a strong recovery in the closing months of 2001 from lows that had been reached in the wake of the terrorist attacks of September 11. In the early part of 2002, however, stocks gave back some of those gains, as investors reacted to a variety of concerns. These included uncertainty about the strength and pace of the economic recovery, questions about corporate governance and corporate accounting practices and the Middle East crisis.

     Also exerting downward pressure on stock prices was continued weakness in corporate profits. First quarter 2002 earnings for companies in the Standard & Poor's 500 stock index were estimated to be down by more than 10% on a year-over-year basis. This followed a decrease in full-year 2001 earnings of 20% to 30%, based on estimates by various analysts.

     After numerous reductions throughout 2001 brought the Federal Funds rate to a 40-year low of 1.75%, the Federal Reserve in March 2002 announced that the risk of economic weakness was believed to be equally balanced with that of inflation. This announcement signaled a potential turning point in Fed policy, raising the possibility of monetary tightening later in the year.

     In this environment, most major equity indices ended in positive territory for the six-month period, while investment-grade taxable bonds were essentially unchanged. Small capitalization stocks generally did better than large caps, while value-oriented stocks outperformed growth.

RETURNS FOR PERIODS ENDED 04/30/2002                            6 MONTHS         1 YEAR         5 YEARS         10 YEARS
------------------------------------                            --------         ------         -------         --------
S&P 500 (large cap stocks)..................................      2.31%          -12.63%         7.55%           12.23%
Russell 2000(R) (small cap stocks)..........................     20.03             6.68          9.66            11.63
Wilshire 5000 (total U.S. stock market).....................      5.23            -3.97          7.75            11.82
EAFE (foreign stocks).......................................      5.53           -13.88          1.34             5.86
LB Aggregate (taxable investment grade bonds)...............     -0.01             7.84          7.66             7.51
90-day T-bills (proxy for money market returns).............      0.90             2.64          4.75             4.62

HARBOR FUND

     Eight of the eleven Harbor equity funds and all three of the Harbor fixed income funds posted positive returns for the six-month period. The best performers included:

     - Harbor International Fund, up 14.22%, and Harbor International Fund II, up 11.90%, compared with the 5.53% increase by their benchmark, the EAFE index.

     - Harbor Large Cap Value Fund, up 13.18%, compared with an increase of 8.87% by its benchmark, the Russell 1000(R) Value index.

     - Harbor Small Cap Growth Fund, up 12.55%, compared with a return of 10.40% by its benchmark, the Russell 2000(R) Growth index.

     In addition, two new Harbor equity funds posted strong positive returns for the brief periods since their inceptions. Harbor Small Cap Value Fund was up 16.10% from its inception on December 14, 2001, and Harbor Mid Cap Value Fund was up 6.70% in the two months following its inception on March 1, 2002.

LONG-TERM PERSPECTIVE

     The generally positive performance by equities for the fiscal first half-year represented a welcome reversal from the significant declines suffered in calendar year 2001. While equities generally performed better in the fiscal first-half, bonds' flat performance contrasted with double-digit gains in the 2001 calendar year.

     An important reminder from this swift reversal in relative performance is that it is virtually impossible to consistently predict near-term movements in the financial markets. Long-term historical total returns (shown on page 1) are well documented and tend to reflect the fundamental risk/reward relationships represented by major asset classes. These long-term performance figures do not predict where stock or bond prices will go tomorrow. Yet they do provide valuable information for long-term investors.

     Such investors aim to achieve superior returns not by trying to out-guess the market or by chasing the latest hot-performing fund, but by taking advantage of the powerful long-term benefits of asset allocation. With an effective asset allocation strategy, individuals can diversify their assets among a mix of investments--stocks, bonds, and money market securities--that reflect their financial goals and tolerance for risk.

     Of course, even a well-executed asset allocation strategy cannot assure a profitable return under all circumstances. Nor does it provide complete protection against loss in declining markets. But it can help investors insulate themselves from overreacting to swift changes in the markets which can often result in poor investment results. By maintaining a balanced asset allocation strategy, investors can reduce their exposure to sudden drops in certain market segments while positioning themselves to participate in recoveries by asset classes that may be temporarily out of favor.

     Sound investment strategies, even when grounded on solid assumptions and supported by historical performance, are not always easy to follow in everyday practice. This is especially true during turbulent market periods. Continuing shifts in market sentiment are reflected in ongoing fluctuations in relative performance among asset classes: stocks vs. bonds, small cap vs. large cap, growth vs. value, and international vs. domestic.

     For many years, for example, international stocks routinely were included in most well-diversified portfolios. Because U.S. equities performed so well during much of the 1990s, however, some investors reduced or even eliminated their holdings in foreign stocks. In calendar year 2001, however, international stocks outperformed many major U.S. stock indices. This trend has continued into 2002. As noted above, Harbor International Fund and Harbor International Fund II were among the best-performing funds in the Harbor family for the most recent fiscal half year.

NEW FUNDS

     Harbor Fund expanded its lineup of domestic equity funds with the addition of two new value-oriented stock funds. Harbor Small Cap Value Fund was launched December 14, 2001, and Harbor Mid Cap Value Fund began operations on March 1, 2002. These new funds complement Harbor's established value product--Harbor Large Cap Value Fund.

     Since November 1, 2000, Harbor Fund has launched five new equity funds as part of our commitment to provide shareholders with access to the services of leading asset managers. These recently added funds also are designed to support the portfolio diversification strategies of our shareholders by further broadening the range of investment styles and objectives available to investors.

     By entrusting your assets to us, you have demonstrated a confidence in Harbor Fund that is deeply appreciated by all of us in the Harbor family. We know that we must continue to earn your confidence on a daily basis and we are committed to doing so.


          /s/ David G. Van Hooser                         /s/ James M. Williams
          David G. Van Hooser                             James M. Williams
          Chairman                                        President

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY

The following performance figures are annualized for each Fund except for the six-month total return calculations. Unless otherwise stated, all comments pertain to the fiscal half year ended April 30, 2002. The comparative market indices reflect no operating or transaction costs, however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would

    HARBOR CAPITAL APPRECIATION FUND                                                 04/30/2002  $26.53
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $26.40

[HARBOR CAPITAL APPRECIATION FUND GRAPH]

                                                                    CAPITAL APPRECIATION                     S&P 500
                                                                    --------------------                     -------
                                                                          10000.00                          10000.00
4/30/93                                                                   11151.70                          10923.50
4/30/94                                                                   12499.20                          11504.60
4/30/95                                                                   15253.50                          13514.10
4/30/96                                                                   20076.10                          17597.10
4/30/97                                                                   23262.60                          22019.90
4/30/98                                                                   34542.00                          31062.50
4/30/99                                                                   44224.00                          37840.90
4/30/00                                                                   60339.70                          41674.10
4/30/01                                                                   44107.00                          36268.00
4/30/02                                                                   35931.20                          31689.10

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Capital Appreciation Fund       0.63%     -18.54%     9.08%     13.64%
--------------------------------------------------------------------------------
 S&P 500                                2.31%     -12.63%     7.55%     12.23%
--------------------------------------------------------------------------------

Harbor Capital Appreciation Fund underperformed the S&P 500 index for the past 6-month and 1-year periods. From a longer term perspective, the Fund's total returns exceeded those of the index for the latest 5-year and 10-year periods.
- Favorable stock selection among media, retail and other consumer discretionary stocks had the largest positive impact on the Fund's absolute and relative performance for the 6-month period. The Fund was significantly overweighted in the consumer discretionary sector relative to the index and its holdings in that sector outperformed those in the index.
- The index performance was reduced by negative returns in the telecommunication services and utilities sectors. This improved the relative performance of the Fund, which had no exposure in those areas. In addition, the Fund's information technology holdings performed better than those in the index.
- Financial services stocks in the portfolio underperformed those in the index for the 6-month period. This was the biggest detractor from relative performance. Health care stock prices declined during the period. This detracted from both absolute and relative performance, as the Fund was slightly overweighted in this sector compared with the index.
- The Fund's largest sector positions as of April 30, 2002, were in information technology, consumer discretionary, health care, and financial services. Sector weightings are a secondary consideration for the manager, who utilizes a bottom-up selection process to identify stocks with attractive valuations and above-average prospects for growth.

    HARBOR MID CAP GROWTH FUND                                                        04/30/2002  $5.77
    INCEPTION DATE--NOVEMBER 1, 2000                             NET ASSET VALUE:     10/31/2001  $5.64

[HARBOR MID CAP GROWTH FUND GRAPH]

                                                                       MID CAP GROWTH                RUSSELL MIDCAP(R) GROWTH
                                                                       --------------                ------------------------
                                                                          10000.00                          10000.00
4/30/01                                                                    7830.00                           7201.10
4/30/02                                                                    5770.00                           6120.46

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor Mid Cap Growth Fund             2.30%     -26.31%      N/A      -30.69%
--------------------------------------------------------------------------------
 Russell Midcap(R) Growth               6.97%     -15.01%     7.73%     -27.91%
--------------------------------------------------------------------------------

For the six months ended April 30, 2002, Harbor Mid Cap Growth Fund posted a total return of 2.30%. By comparison, the Russell Midcap(R) Growth index returned 6.97% for the period.
- U.S. equities staged a strong recovery in the fourth quarter of 2001, following the post-attack lows set on September 21. Smaller capitalization issues posted the strongest returns and growth stocks, which had suffered the brunt of the decline in 2001, reversed course and led the market out of the downturn. Following the large gains in the fourth quarter, the broad market produced lackluster results in the first quarter of 2002. Although the economy showed signs of recovery, the Enron/Andersen scandal and concerns of an escalating crisis in the Middle East put downward pressure on stock prices. Value stocks outperformed growth stocks in every size segment, as investors shied away from high growth areas, particularly technology and health care.
- The Fund's investments in consumer discretionary stocks added value for the period. With a gain of 32% over the six months, this was the portfolio's top-performing sector. In addition, the Fund was overweighted in energy stocks, which gained more than 30% during the period.
- Gains in these areas, however, were diminished by investments in the technology and health care sectors. Investments in health care were the largest detractor from performance, as these stocks experienced significant price declines. Although the Fund's technology stocks outperformed those in the benchmark, the overweighted position in a declining sector reduced portfolio returns.
- At April 30, the Fund's investments were focused on companies expected to benefit from continued economic recovery in 2002. The Fund continued to be significantly overweighted in the technology sector, with health care and consumer stocks also playing significant roles in the portfolio. In addition, the portfolio continued to be overweighted in the energy sector, which the manager expects to benefit from a supply/demand imbalance.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY--CONTINUED

pay on fund distributions or the redemption of fund shares. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus. The performance of funds investing primarily in small and mid cap companies may be more volatile than funds which invest primarily in stocks of large cap companies.

    HARBOR GROWTH FUND                                                               04/30/2002  $10.58
    INCEPTION DATE--NOVEMBER 19, 1986                            NET ASSET VALUE:    10/31/2001  $10.19

[HARBOR GROWTH FUND GRAPH]

                                                                           GROWTH                    RUSSELL MIDCAP(R) GROWTH
                                                                           ------                    ------------------------
                                                                          10000.00                           10000.00
4/30/93                                                                   10186.30                           11061.00
4/30/94                                                                   11121.80                           12286.70
4/30/95                                                                   11612.40                           13896.40
4/30/96                                                                   16456.80                           18592.40
4/30/97                                                                   15322.90                           19321.60
4/30/98                                                                   21614.40                           27212.70
4/30/99                                                                   20645.90                           30567.80
4/30/00                                                                   44223.80                           46776.30
4/30/01                                                                   29279.70                           32990.70
4/30/02                                                                   21693.20                           28039.90

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Growth Fund                     3.83%     -25.91%     7.20%      8.05%
--------------------------------------------------------------------------------
 Russell Midcap(R) Growth               6.97%     -15.01%     7.73%     10.86%
--------------------------------------------------------------------------------

The Fund and its benchmark, the Russell Midcap(R) Growth index, posted positive single-digit total returns for the six months ended April 30, 2002.
- Growth stocks made a strong recovery in the fourth quarter of 2001. Some of those gains were relinquished in the first four months of 2002, however, as a result of investor concerns about the pace and timing of an economic recovery.
- The Fund's manager has a continuing focus on companies with favorable long-term growth prospects, including those in information technology, health care, and other industries. The Fund's sector weightings are the result of individual stock selections by the manager.
- Information technology stocks in the portfolio slightly outperformed those in the index and made a positive contribution to the Fund's performance for the six months. The Fund's best-performing technology holdings were companies in the semiconductor and electronic equipment industries.
- Health care stocks lost ground during the six-month period, but those held by the Fund performed better than those in the index. Price declines among health care stocks contributed to the Fund's relative performance, as the portfolio was underweighted in that area.
- Consumer discretionary stocks turned in a strong performance for the six-month period. This contributed favorably to the Fund's absolute performance, as its consumer discretionary holdings outpaced those in the index. However, the Fund was underweighted in the consumer discretionary sector compared with the index, which detracted from its relative performance.

    HARBOR SMALL CAP GROWTH FUND                                                     04/30/2002  $10.94
    INCEPTION DATE--NOVEMBER 1, 2000                             NET ASSET VALUE:    10/31/2001   $9.72

[HARBOR SMALL CAP GROWTH FUND GRAPH]

                                                                      SMALL CAP GROWTH                RUSSELL 2000(R) GROWTH
                                                                      ----------------                ----------------------
                                                                          10000.00                          10000.00
4/30/01                                                                   10220.00                           8266.24
4/30/02                                                                   10940.00                           7561.83

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor Small Cap Growth Fund          12.55%      7.05%       N/A       6.17%
--------------------------------------------------------------------------------
 Russell 2000(R) Growth                10.40%     -8.52%      4.55%     -17.00%
--------------------------------------------------------------------------------

Harbor Small Cap Growth Fund delivered a double-digit total return for the six months ended April 30, 2002. The Fund has outperformed the Russell 2000(R) Growth index for the latest 6-month and 1-year periods since its inception on November 1, 2000.
- Energy, financial services and consumer discretionary stocks were major contributors to the Fund's performance. Holdings in all three of these sectors contributed returns in excess of 20% for the 6-month period. Sector breakdowns in the portfolio evolved as a result of the manager's bottom-up stock selection process.
- The energy weighting in the portfolio added both absolute and relative value, as an increase in commodity prices, reduction in rig counts, and heightened tensions in the Middle East pushed stock prices higher. The Fund was overweighted in the energy sector compared with the index, and its energy holdings outperformed those in the index.
- The Fund was overweighted in financial services stocks compared with the index. This enhanced the Fund's relative performance as its investments in selected regional banks and other financial services stocks performed well. The biggest detractor to relative performance was the consumer discretionary sector. The Fund's holdings in this sector performed well but not as well as those in the index.
- Health care stocks were the largest contributor to the Fund's relative performance, delivering positive returns for the period versus a negative return for the health care sector of the index. The Fund's health care investments are focused on companies that the manager believes can best capitalize on demographic trends such as the aging of the population. The Fund is overweighted in health care services companies, which have been benefiting from volume growth and favorable reimbursement trends.
- Information technology was the only sector in which the Fund's holdings lost ground for the period. However, the Fund was sharply underweighted in this sector compared with the index, reflecting the manager's view that the market was continuing to overvalue many information technology stocks. This underweighting helped the Fund outperform the index.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY--CONTINUED

    HARBOR LARGE CAP VALUE FUND                                                      04/30/2002  $14.70
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $13.01

[HARBOR LARGE CAP VALUE FUND GRAPH]

                                                                      LARGE CAP VALUE                 RUSSELL 1000(R) VALUE
                                                                      ---------------                 ---------------------
                                                                          10000.00                          10000.00
4/30/93                                                                   10572.70                          11680.50
4/30/94                                                                   11008.80                          12534.90
4/30/95                                                                   12838.00                          14109.90
4/30/96                                                                   16466.40                          18329.10
4/30/97                                                                   19503.90                          22464.40
4/30/98                                                                   26987.30                          31939.90
4/30/99                                                                   29220.80                          36439.90
4/30/00                                                                   27465.30                          35026.30
4/30/01                                                                   30656.00                          37276.80
4/30/02                                                                   31674.60                          35819.80

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Large Cap Value Fund           13.18%      3.32%     10.18%     12.22%
--------------------------------------------------------------------------------
 Russell 1000(R) Value                  8.87%     -3.91%      9.78%     13.61%
--------------------------------------------------------------------------------

Harbor Large Cap Value Fund outperformed its benchmark, the Russell 1000(R) Value index, by more than four percentage points for the six months ended April 30, 2002.
- Favorable stock selection and sector weightings both contributed to the Fund's positive performance for the six-month period. A bottom-up selection process is utilized to identify companies that the manager believes are trading at prices significantly below their intrinsic value. Sector weightings result primarily from these individual stock selections.
- Industrial and health care stocks made major positive contributions to the Fund's absolute and relative performance for the period. The Fund was overweighted in both sectors and its industrial and health care holdings significantly outperformed those in the index.
- Information technology stocks made a strong contribution to relative performance. The Fund's holdings in that sector posted a gain for the period while those in the index had negative returns.
- The Fund's relative performance was augmented by favorable stock selection in the energy sector and by its underweight exposure in telecommunication services, which was one of the worst-performing sectors during the period.
- Consumer discretionary and financial services stocks contributed positive returns but underperformed those sectors in the index. This was the biggest detractor from relative performance.
- The Fund's name was changed from Harbor Value Fund to Harbor Large Cap Value Fund effective September 20, 2001. At the same time, Armstrong Shaw Associates Inc. assumed responsibility for management of the Fund.

    HARBOR MID CAP VALUE FUND                                                        04/30/2002  $10.67
    INCEPTION DATE--MARCH 1, 2002                                NET ASSET VALUE:    03/01/2002  $10.00

[HARBOR MID CAP VALUE FUND GRAPH]

                                                                       MID CAP VALUE                 RUSSELL MIDCAP(R) VALUE
                                                                       -------------                 -----------------------
                                                                          10000.00                           10000.00
                                                                          10570.00                           10511.10
                                                                          10670.00                           10504.20

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor Mid Cap Value Fund               N/A        N/A        N/A       6.70%
--------------------------------------------------------------------------------
 Russell Midcap(R) Value               20.16%      8.41%     12.21%      5.04%
--------------------------------------------------------------------------------

In its first two months of operation, Harbor Mid Cap Value Fund posted a total return of 6.70%. During the period from the Fund's inception on March 1, 2002 through April 30, 2002, the mid cap sector of the market performed well. Value-oriented stocks performed particularly well, as indicated by the Fund's benchmark, the Russell Midcap(R) Value index, which posted a total return of 5.04% during this two-month period. The Fund outperformed the benchmark by more than one percentage point.
- From the beginning of 2002, various macroeconomic reports indicated that the U.S. economy probably had bottomed and was beginning a period of recovery. In that environment, the Fund benefited most from favorable stock selection within the industrial cyclical and consumer cyclical sectors. The more defensive groups, such as utilities and consumer staples, contributed least to the Fund's performance.
- Compared to the Russell Midcap(R) Value index, the Fund's portfolio was overweighted in several economically sensitive sectors, including capital goods, energy, retail, and technology. The portfolio was underweighted in the more defensive consumer staples and utilities sectors.
- The Fund's principal objective is long-term total return. The portfolio is constructed utilizing a bottom-up approach that employs fundamental and qualitative criteria.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
MANAGERS' COMMENTARY--CONTINUED

    HARBOR SMALL CAP VALUE FUND                                                      04/30/2002  $11.61
    INCEPTION DATE--DECEMBER 14, 2001                            NET ASSET VALUE:    12/14/2001  $10.00

[HARBOR SMALL CAP VALUE FUND GRAPH]

                                                                      SMALL CAP GROWTH                RUSSELL 2000(R) GROWTH
                                                                      ----------------                ----------------------
                                                                          10000.00                           10000.00
Dec                                                                       10730.00                           10612.30
Jan                                                                       10390.00                           10753.10
Feb                                                                       10600.00                           10818.60
Mar                                                                       11480.00                           11628.80
Apr                                                                       11610.00                           12038.10

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor Small Cap Value Fund             N/A        N/A        N/A      16.10%
--------------------------------------------------------------------------------
 Russell 2000(R) Value                 29.03%     22.43%     13.77%     17.31%
--------------------------------------------------------------------------------

Harbor Small Cap Value Fund posted a strong total return for the period from its inception on December 14, 2001 through April 30, 2002. It slightly underperformed its benchmark, the Russell 2000(R) Value index, over this time.
- The Fund maintained an overweighted position in health care securities during the reporting period, which contributed to the slight underperformance. The manager expects health care companies to perform well in either a stagnant or improving economic environment, due to strong growth in secular demand.
- The Fund benefited from its underweighted position in technology stocks relative to the index. The technology companies that were represented in the portfolio performed better than the sector average. Although prospects for economic recovery improved during the period, companies had not resumed making meaningful capital investments in their businesses. Given the relatively high valuations in many technology stocks, the Fund remained very selective in this area.

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investments of 3.9%)

    Paper & Forest Products                  0.1

    Internet & Catalog Retail                0.5

    Personal Products                        0.9

    Aerospace & Defense                      1.2

    Hotels Restaurants & Leisure             1.2

    Banks                                    1.3

    Health Care Equipment & Supplies         1.7

    Automobiles                              1.8

    Communications Equipment                 2.8

    Industrial Conglomerates                 2.8

    Beverages                                3.0

    Energy Equipment & Services              3.1

    Biotechnology                            3.8

    Computers & Peripherals                  5.3

    Software                                 5.3

    Insurance                                6.7

    Multiline Retail                         8.1

    Semiconductor Equipment & Products       8.2

    Specialty Retail                         8.3

    Media                                    9.7

    Diversified Financials                   9.9

    Pharmaceuticals                          10.4


COMMON STOCKS--96.1%
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
AEROSPACE & DEFENSE--1.2%
  626,900    Northrop Grumman Corp. ......................  $   75,642
                                                            ----------
AUTOMOBILES--1.8%
1,221,400    Harley-Davidson Inc. ........................      64,722
  116,599    Porsche AG Pfd (1)*..........................      52,024
                                                            ----------
                                                               116,746
                                                            ----------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
BANKS--1.3%
2,014,800    Bank One Corp. ..............................  $   82,345
                                                            ----------
BEVERAGES--3.0%
3,671,100    Pepsico Inc. ................................     190,530
                                                            ----------
BIOTECHNOLOGY--3.8%
1,978,300    Amgen Inc.*..................................     104,612
2,217,700    Genentech Inc.*..............................      78,728
1,221,900    Medimmune Inc.*..............................      40,811
1,531,500    Sepracor Inc.*...............................      19,389
                                                            ----------
                                                               243,540
                                                            ----------
COMMUNICATIONS EQUIPMENT--2.8%
7,963,600    Cisco Systems Inc.*..........................     116,667
3,829,900    Nokia Oyj ADR (2)*...........................      62,274
                                                            ----------
                                                               178,941
                                                            ----------
COMPUTERS & PERIPHERALS--5.3%
4,430,600    Dell Computer Corp.*.........................     116,702
1,672,500    EMC Corp.*...................................      15,287
5,064,800    Hewlett-Packard Co. .........................      86,608
  865,800    International Business Machines Corp. .......      72,519
5,153,300    Sun Microsystems Inc.*.......................      42,154
                                                            ----------
                                                               333,270
                                                            ----------
DIVERSIFIED FINANCIALS--9.9%
1,509,900    American Express Co. ........................      61,921
  273,200    Capital One Financial Corp.*.................      16,362
4,812,866    Citigroup Inc. ..............................     208,397
2,030,800    Concord EFS Inc.*............................      66,184
1,357,900    Goldman Sachs Group Inc. ....................     106,935
2,443,500    MBNA Corp. ..................................      86,622
1,978,000    Merrill Lynch & Co. Inc. ....................      82,957
                                                            ----------
                                                               629,378
                                                            ----------
ENERGY EQUIPMENT & SERVICES--3.1%
3,571,600    Schlumberger Ltd. ...........................     195,545
                                                            ----------
HEALTH CARE EQUIPMENT & SUPPLIES--1.7%
1,849,800    Baxter International Inc. ...................     105,254
                                                            ----------
HOTELS RESTAURANTS & LEISURE--1.2%
1,515,000    Marriott International Inc. Cl. A............      66,569
  396,700    Starbucks Corp.*.............................       9,053
                                                            ----------
                                                                75,622
                                                            ----------
INDUSTRIAL CONGLOMERATES--2.8%
  644,300    3M Co........................................      81,053
3,064,200    General Electric Co. ........................      96,676
                                                            ----------
                                                               177,729
                                                            ----------
INSURANCE--6.7%
3,357,025    American International Group Inc. ...........     232,038
1,389,700    Hartford Financial Services Group Inc. ......      96,306
1,002,400    XL Capital Ltd. Cl. A........................      94,576
                                                            ----------
                                                               422,920
                                                            ----------
INTERNET & CATALOG RETAIL--0.5%
  603,800    ebay Inc.*...................................      32,062
                                                            ----------
MEDIA--9.7%
8,602,100    Liberty Media Corp. Series A*................      92,042
1,688,900    New York Times Co. Cl. A.....................      78,635
1,508,300    Omnicom Group Inc. ..........................     131,584
1,974,700    Univision Communications Inc. CI. A*.........      78,909
1,292,700    USA Networks Inc.*...........................      38,665
4,187,840    Viacom Inc. CI. B*...........................     197,247
                                                            ----------
                                                               617,082
                                                            ----------

                                DOMESTIC EQUITY

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
MULTILINE RETAIL--8.1%
  779,200    Costco Wholesale Corp. ......................  $   31,324
2,967,100    Kohls Corp.*.................................     218,675
1,509,900    Target Corp. ................................      65,907
3,542,200    Wal-Mart Stores Inc. ........................     197,867
                                                            ----------
                                                               513,773
                                                            ----------
PAPER & FOREST PRODUCTS--0.1%
  169,900    International Paper Co. .....................       6,967
                                                            ----------
PERSONAL PRODUCTS--0.9%
1,677,100    Gillette Co. ................................      59,503
                                                            ----------
PHARMACEUTICALS--10.4%
2,097,500    Abbott Laboratories..........................     113,160
3,118,800    Johnson & Johnson............................     199,167
3,562,450    Pfizer Inc. .................................     129,495
2,097,278    Pharmacia Corp. .............................      86,471
2,269,800    Wyeth........................................     129,379
                                                            ----------
                                                               657,672
                                                            ----------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--8.2%
1,349,200    Applied Materials Inc.*......................      32,813
1,840,500    ARM Holdings plc ADR (2)*....................      17,853
  769,900    ASML Holding NV--Registered..................      17,192
  495,600    Broadcom Corp. Cl. A*........................      17,098
6,992,100    Intel Corp. .................................     200,044
  230,200    KLA-Tencor Corp.*............................      13,575
  835,500    Maxim Integrated Products Inc.*..............      41,608
  393,500    Novellus Systems Inc.*.......................      18,652
1,649,700    STMicroelectronics NV--Registered............      50,794
3,671,900    Texas Instruments Inc. ......................     113,572
                                                            ----------
                                                               523,201
                                                            ----------
SOFTWARE--5.3%
  723,200    Adobe Systems Inc. ..........................      28,899
4,329,300    Microsoft Corp.*.............................     226,249
3,454,900    Oracle Corp.*................................      34,687
1,383,100    SAP AG ADR (2)*..............................      45,089
                                                            ----------
                                                               334,924
                                                            ----------

COMMON STOCKS--CONTINUED
                                                              VALUE
 SHARES                                                       (000S)
----------------------------------------------------------------------
SPECIALTY RETAIL--8.3%
2,919,800    Bed Bath & Beyond Inc.*......................  $  108,529
4,240,450    Home Depot Inc. .............................     196,630
2,207,300    Lowe's Cos. Inc. ............................      93,347
3,238,400    Tiffany & Co. ...............................     128,726
                                                            ----------
                                                               527,232
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $5,824,999).......................................   6,099,878
                                                            ----------

SHORT-TERM INVESTMENTS--3.9%
PRINCIPAL
 AMOUNT
 (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
             American Express Credit Corp.
$ 200,000      1.800%--05/01/2002.........................     200,000
             General Electric Capital Corp.
   50,701      1.800%--05/01/2002.........................      50,701
                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $250,701).........................................     250,701
                                                            ----------
TOTAL INVESTMENTS--100.0%
  (Cost $6,075,700).......................................   6,350,579
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.0%)...........        (506)
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $6,350,073
                                                            ==========

------------

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, these securities were valued at $52,024 or 0.82% of net assets.

2 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 1.2%)

    Beverages                                0.6

    Multi-Utilities                          0.7

    Electronic Equipment & Instruments       0.8

    Airlines                                 1.0

    Auto Components                          1.0

    Pharmaceuticals                          1.0

    Road & Rail                              1.2

    Insurance                                1.3

    Internet Software & Services             1.4

    Commercial Services & Supplies           2.5

    Hotels Restaurants & Leisure             2.5

    Software                                 3.8

    IT Consulting & Services                 4.0

    Textiles & Apparel                       4.8

    Communications Equipment                 5.9

    Specialty Retail                         8.1

    Health Care Providers & Services         8.2

    Biotechnology                           14.0

    Energy Equipment & Services             15.0

    Semiconductor Equipment & Products      21.0


COMMON STOCKS--98.8%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
AIRLINES--1.0%
  5,800      SKYWEST Inc. ...................................  $   133
                                                               -------
AUTO COMPONENTS--1.0%
  4,200      Gentex Corp. ...................................      133
                                                               -------
BEVERAGES--0.6%
  1,200      Constellation Brands Inc. Cl. A.................       72
                                                               -------
BIOTECHNOLOGY--14.0%
  7,700      Abgenix Inc.*...................................      109
  9,400      Celgene Corp.*..................................      186

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
BIOTECHNOLOGY--CONTINUED
  5,500      Cephalon Inc.*..................................  $   323
  4,800      Genzyme Corp.*..................................      196
  9,200      Gilead Sciences Inc.*...........................      286
  6,100      Invitrogen Corp.*...............................      212
 10,900      Medarex Inc.*...................................      111
  6,400      Medimmune Inc.*.................................      214
  4,700      OSI Pharmaceuticals Inc.*.......................      150
                                                               -------
                                                                 1,787
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--2.5%
 14,000      Ceridian Corp.*.................................      312
                                                               -------
COMMUNICATIONS EQUIPMENT--5.9%
  7,200      Brocade Communication Systems Inc.*.............      184
  6,700      CIENA Corp.*....................................       50
 14,700      Finisar Corp.*..................................       94
  7,300      Harris Corp. ...................................      264
  4,100      Polycom Inc.*...................................       85
  5,700      Powerwave Technologies Inc.*....................       68
                                                               -------
                                                                   745
                                                               -------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.8%
  3,500      Celestica Inc.*.................................       97
                                                               -------
ENERGY EQUIPMENT & SERVICES--15.0%
  7,900      BJ Services Co.*................................      290
 11,600      Global Industries Ltd.*.........................      112
  9,700      Grant Prideco Inc.*.............................      155
  5,900      Nabors Industries Inc.*.........................      269
  7,300      National-Oilwell Inc.*..........................      194
  6,900      Patterson-UTI Energy Inc.*......................      221
  8,300      Precision Drilling Corp.*.......................      278
  6,250      Transocean Sedco Forex Inc. ....................      222
  3,300      Weatherford International Inc.*.................      165
                                                               -------
                                                                 1,906
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--8.2%
  8,400      AdvancePCS*.....................................      284
 11,200      Caremark Rx Inc.*...............................      241
 10,700      Omnicare Inc. ..................................      286
 33,700      WebMD Corp.*....................................      233
                                                               -------
                                                                 1,044
                                                               -------
HOTELS RESTAURANTS & LEISURE--2.5%
  4,100      Outback Steakhouse Inc.*........................      144
  7,700      Starbucks Corp.*................................      176
                                                               -------
                                                                   320
                                                               -------
INSURANCE--1.3%
  3,100      Partnerre Ltd. .................................      167
                                                               -------
INTERNET SOFTWARE & SERVICES--1.4%
 12,100      Yahoo! Inc.*....................................      179
                                                               -------
IT CONSULTING & SERVICES--4.0%
  5,900      Computer Sciences Corp.*........................      265
 13,600      KPMG Consulting Inc.*...........................      238
                                                               -------
                                                                   503
                                                               -------
MULTI-UTILITIES--0.7%
  7,900      Calpine Corp.*..................................       87
                                                               -------
PHARMACEUTICALS--1.0%
  2,000      Barr Laboratories Inc.*.........................      133
                                                               -------
ROAD & RAIL--1.2%
  7,700      Swift Transportation Co. Inc.*..................      150
                                                               -------

                                DOMESTIC EQUITY

HARBOR MID CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 SEMICONDUCTOR EQUIPMENT & PRODUCTS--21.0%
 10,200      Applied Micro Circuits Corp.*...................  $    69
 21,900      Atmel Corp.*....................................      197
  8,300      Cypress Semiconductor Corp.*....................      185
  5,000      Elantec Semiconductor Inc.*.....................      207
  4,200      Integrated Device Technology Inc.*..............      118
  5,200      Intersil Holding Corp. Cl. A*...................      140
  4,800      Lam Research Corp.*.............................      123
  6,200      Lattice Semiconductor Corp.*....................       73
 10,600      LSI Logic Corp.*................................      136
  3,900      Marvell Technology Group Ltd.*..................      140
  2,400      Micrel Inc.*....................................       53
  5,600      Microchip Technology Inc.*......................      249
  3,500      National Semiconductor Corp.*...................      110
  4,100      Novellus Systems Inc.*..........................      194
  3,300      QLogic Corp.*...................................      151
  9,600      RF Micro Devices Inc.*..........................      167
  4,300      Semtech Corp.*..................................      137
  4,800      Teradyne Inc.*..................................      158
 10,100      Vitesse Semiconductor Corp.*....................       60
                                                               -------
                                                                 2,667
                                                               -------
SOFTWARE--3.8%
  2,200      Electronic Arts Inc.*...........................      130
  3,600      Intuit Inc.*....................................      141
  8,100      Tibco Software Inc.*............................       68
  5,300      Veritas Software Corp.*.........................      150
                                                               -------
                                                                   489
                                                               -------
SPECIALTY RETAIL--8.1%
 10,000      Abercrombie & Fitch Co. Cl. A*..................      300
  8,800      Bed Bath & Beyond Inc.*.........................      327
 10,300      Foot Locker Inc.*...............................      162
  6,100      Tiffany & Co. ..................................      242
                                                               -------
                                                                 1,031
                                                               -------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
TEXTILES & APPAREL--4.8%
  7,800      Jones Apparel Group Inc.*.......................  $   304
 10,600      Polo Ralph Lauren Corp. Cl. A*..................      305
                                                               -------
                                                                   609
                                                               -------
TOTAL COMMON STOCKS
  (Cost $13,624).............................................   12,564
                                                               -------

SHORT-TERM INVESTMENT--9.2%
(Cost $1,177)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Bill
               12.0% August 15, 2013, par value of
               $860 (repurchase proceeds of $1,177 when
 $1,177        closed on May 1, 2002)........................    1,177
                                                               -------
TOTAL INVESTMENTS--108.0%
  (Cost $14,801).............................................   13,741
CASH AND OTHER ASSETS, LESS LIABILITIES--(8.0%)..............   (1,015)
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $12,726
                                                               =======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash, convertible bond and short-term investments of 5.7%)

    Electric Utilities                       0.8

    Wireless Telecommunication Services      0.8

    Hotels Restaurants & Leisure             1.7

    Commercial Services & Supplies           1.8

    Machinery                                1.8

    Internet Software & Services             2.9

    Computers & Peripherals                  4.4

    Pharmaceuticals                          4.5

    Health Care Providers & Services         4.7

    Multiline Retail                         5.8

    Health Care Equipment & Supplies         6.3

    Communications Equipment                 6.8

    Semiconductor Equipment & Products       9.0

    Electronic Equipment & Instruments       14.3

    Software                                 28.7


COMMON STOCKS--94.3%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 COMMERCIAL SERVICES & SUPPLIES--1.8%
 140,000     DiamondCluster International Inc. Cl. A*.......  $  1,764
 450,000     ProsoftTraining.com*...........................       351
                                                              --------
                                                                 2,115
                                                              --------
 COMMUNICATIONS EQUIPMENT--6.8%
 290,000     Aspect Communications Corp.*...................     1,389
 210,000     Comverse Technology Inc.*......................     2,526
 400,000     Proxim Corp. Cl. A*............................     1,220
 440,000     Symmetricom Inc.*..............................     2,816
 335,000     Verilink Corp.*................................       137
                                                              --------
                                                                 8,088
                                                              --------
COMPUTERS & PERIPHERALS--4.4%
 300,000     Network Appliance Inc.*........................     5,235
                                                              --------
ELECTRIC UTILITIES--0.8%
 110,800     AES Corp.*.....................................       889
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--14.3%
 280,000     Checkpoint Systems Inc.*.......................  $  4,830
  60,000     ClearOne Communications Inc.*..................       983
 280,000     LoJack Corp. *.................................     1,540
 415,000     Pinnacle Systems Inc.*.........................     3,860
 230,000     Planar Systems Inc.*...........................     5,725
                                                              --------
                                                                16,938
                                                              --------
HEALTH CARE EQUIPMENT & SUPPLIES--6.3%
 250,000     Kensey Nash Corp.*.............................     4,812
 150,000     Molecular Devices Corp. *......................     2,678
                                                              --------
                                                                 7,490
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--4.7%
 130,000     Health Management Associates Inc. Cl. A*.......     2,774
 105,000     Orthodontic Centers of America Inc.*...........     2,798
                                                              --------
                                                                 5,572
                                                              --------
HOTELS RESTAURANTS & LEISURE--1.7%
  60,000     Carnival Corp. ................................     1,999
                                                              --------
INTERNET SOFTWARE & SERVICES--2.9%
 200,000     Netegrity Inc.*................................     1,530
 130,000     Sonicwall Inc.*................................       965
 170,000     Stellent Inc.*.................................       896
                                                              --------
                                                                 3,391
                                                              --------
MACHINERY--1.8%
 200,000     Flow International Corp.*......................     2,120
                                                              --------
MULTILINE RETAIL--5.8%
  67,500     Dollar Tree Stores Inc.*.......................     2,574
 100,000     The TJX Cos. Inc. .............................     4,358
                                                              --------
                                                                 6,932
                                                              --------
PHARMACEUTICALS--4.5%
  85,517     Elan Corp. plc ADR(1)*.........................     1,016
 150,000     K-V Pharmaceutical Co. Cl. A*..................     4,313
                                                              --------
                                                                 5,329
                                                              --------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--9.0%
 180,000     ATMI Inc.*.....................................     5,490
  70,000     Maxim Integrated Products Inc.*................     3,486
 172,605     TriQuint Semiconductor Inc.*...................     1,750
                                                              --------
                                                                10,726
                                                              --------
SOFTWARE--28.7%
 150,000     Ansoft Corp.*..................................     1,696
 200,000     Documentum Inc.*...............................     3,884
 150,000     Innoveda Inc.*.................................       583
 500,000     Legato Systems Inc. *..........................     3,450
 265,600     MRO Software Inc.*.............................     3,841
 100,000     Precis Inc.*...................................     1,455
 200,000     QRS Corp.*.....................................     2,240
 200,000     Renaissance Learning Inc.*.....................     6,914
 200,000     Secure Computing Corp.*........................     2,514
 160,000     SERENA Software Inc.*..........................     2,200
 100,000     Symantec Corp.*................................     3,541
 160,000     Wind River Systems Inc.*.......................     1,742
                                                              --------
                                                                34,060
                                                              --------
WIRELESS TELECOMMUNICATION SERVICES--0.8%
 180,000     Nextel Communications Inc. Cl. A*..............       992
                                                              --------
TOTAL COMMON STOCKS
  (Cost $142,296)...........................................   111,876
                                                              --------

                                DOMESTIC EQUITY

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CONVERTIBLE BOND--1.2%
(Cost $2,827)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
             SystemOne Technologies Inc.
 $ 2,826       8.250%--02/23/2003 PIK(2)....................  $  1,413
                                                              --------

SHORT-TERM INVESTMENTS--4.5%
 COMMERCIAL PAPER
             Exxon Asset Management Co.
   1,816       1.750%--05/02/2002...........................     1,816
             General Electric Capital Corp.
   2,388       1.680%--05/01/2002...........................     2,388
             Prudential Funding Corp.
   1,192       1.700%--05/03/2002...........................     1,192
                                                              --------

SHORT-TERM INVESTMENTS--CONTINUED
                                                               VALUE
                                                               (000S)
----------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $5,396).............................................  $  5,396
                                                              --------
TOTAL INVESTMENTS--100.0%
  (Cost $150,519)...........................................   118,685
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.0)%.............        (5)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $118,680
                                                              ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2  PIK--Payment-in-kind security.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 18.7%)

    Biotechnology                            0.7

    Pharmaceuticals                          0.7

    Communications Equipment                 1.2

    Internet Software & Services             1.4

    Oil & Gas                                1.4

    Metals & Mining                          1.6

    Aerospace & Defense                      1.8

    Media                                    2.5

    Airlines                                 3.0

    Health Care Equipment & Supplies         3.0

    Hotels Restaurants & Leisure             3.3

    Software                                 4.1

    Specialty Retail                         4.5

    Semiconductor Equipment & Products       5.7

    Insurance                                5.8

    Energy Equipment & Services              7.1

    Banks                                    9.8

    Commercial Services & Supplies           10.1

    Health Care Providers & Services         13.6


COMMON STOCKS--81.3%
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.8%
 34,100      Armor Holdings Inc.*............................  $   864
                                                               -------
 AIRLINES--3.0%
 24,900      Atlantic Coast Airlines Holdings Inc.*..........      544
 24,700      ExpressJet Holdings Inc.*.......................      354
 25,700      SKYWEST Inc. ...................................      590
                                                               -------
                                                                 1,488
                                                               -------
BANKS--9.8%
 24,600      East West Bancorp Inc. .........................      881
 18,400      Greater Bay Bancorp.............................      616
 19,000      Indymac Bancorp Inc.*...........................      480
 45,600      Silicon Valley Bancshares ......................    1,457

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
BANKS--CONTINUED
 19,700      Southwest Bancorporation of Texas Inc.*.........  $   690
 17,800      UCBH Holdings Inc. .............................      702
                                                               -------
                                                                 4,826
                                                               -------
BIOTECHNOLOGY--0.7%
 15,000      Albany Molecular Research Inc.*.................      364
                                                               -------
COMMERCIAL SERVICES & SUPPLIES--10.1%
 20,000      Career Education Corp.*.........................      899
 31,400      DeVry Inc.*.....................................      832
 20,400      NDCHealth Corp. ................................      656
 45,000      Republic Services Inc. Cl. A*...................      891
 10,300      Stericycle Inc.*................................      696
  2,600      Sylvan Learning Systems Inc.*...................       72
 26,400      Waste Connections Inc.*.........................      932
                                                               -------
                                                                 4,978
                                                               -------
COMMUNICATIONS EQUIPMENT--1.2%
 34,300      Advanced Fibre Communications Inc.*.............      608
                                                               -------
ENERGY EQUIPMENT & SERVICES--7.1%
 23,900      Helmerich & Payne Inc. .........................      985
 20,100      SEACOR Smit Inc.*...............................      967
 59,000      Superior Energy Services Inc.*..................      658
 34,300      W-H Energy Services Inc.*.......................      883
                                                               -------
                                                                 3,493
                                                               -------
HEALTH CARE EQUIPMENT & SUPPLIES--3.0%
 87,000      Interpore International Inc.*...................      818
 14,300      Wilson Greatbatch Technologies Inc.*............      375
 13,300      Wright Medical Group Inc.*......................      252
                                                               -------
                                                                 1,445
                                                               -------
HEALTH CARE PROVIDERS & SERVICES--13.6%
 60,500      Alliance Imaging Inc.*..........................      792
 10,900      Boron, LePore & Associates Inc.*................      130
 34,200      Community Health Systems Inc.*..................      992
 34,500      Cross Country Inc.*.............................    1,044
 31,700      Manor Care Inc.* ...............................      813
 75,000      PSS World Medical Inc.*.........................      742
 52,900      Quintiles Transnational Corp.*..................      751
 26,800      RehabCare Group Inc.*...........................      714
 45,000      Select Medical Corp.*...........................      677
  5,000      Specialty Laboratories Inc. ....................       44
                                                               -------
                                                                 6,699
                                                               -------
 HOTELS RESTAURANTS & LEISURE--3.3%
 19,000      CEC Entertainment Inc.*.........................      878
 45,300      Extended Stay America Inc.*.....................      756
                                                               -------
                                                                 1,634
                                                               -------
INSURANCE--5.8%
 30,300      Converium Holding AG ADR(1).....................      830
 10,600      Everest Reinsurance Holdings Inc. ..............      720
 17,300      Philadelphia Consolidated Holdings Corp. .......      739
  5,000      RenaissanceRe Holdings Ltd. ....................      586
                                                               -------
                                                                 2,875
                                                               -------
INTERNET SOFTWARE & SERVICES--1.4%
 37,400      FreeMarkets Inc.*...............................      664
                                                               -------
MEDIA--2.5%
 45,400      Entravision Communications Corp.*...............      658
  8,200      Information Holdings Inc.*......................      256
 19,700      Insight Communications Co. Inc. Cl. A*..........      306
  1,100      Mediacom Communications Corp. Cl. A*............       11
                                                               -------
                                                                 1,231
                                                               -------

                                DOMESTIC EQUITY

HARBOR SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 METALS & MINING--1.6%
 36,300      Arch Coal Inc. .................................  $   806
                                                               -------
OIL & GAS--1.4%
 79,500      Chesapeake Energy Corp.*........................      680
                                                               -------
PHARMACEUTICALS--0.7%
 21,700      Salix Pharmaceuticals Ltd.*.....................      322
                                                               -------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--5.7%
 20,100      Brooks Automation Inc.*.........................      717
 31,900      LTX Corp.*......................................      677
 33,500      Therma-Wave Inc.*...............................      474
             Varian Semiconductor Equipment Associates
 20,000        Inc.*.........................................      934
                                                               -------
                                                                 2,802
                                                               -------
SOFTWARE--4.1%
 46,200      Borland Software Corp.*.........................      504
 24,000      Renaissance Learning Inc.*......................      830
 20,000      THQ Inc.*.......................................      701
                                                               -------
                                                                 2,035
                                                               -------
SPECIALTY RETAIL--4.5%
 26,900      Cost Plus Inc.*.................................      792
 39,900      Guitar Center Inc.*.............................      788
 11,100      Williams-Sonoma Inc.*...........................      639
                                                               -------
                                                                 2,219
                                                               -------
TOTAL COMMON STOCKS
  (Cost $36,423).............................................   40,033
                                                               -------

SHORT-TERM INVESTMENT--13.5%
(Cost $6,620)
PRINCIPAL
AMOUNT                                                         VALUE
(000S)                                                         (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Bill
               12.0% August 15, 2013, par value of $4,815
               (repurchase proceeds of $6,620 when closed on
 $6,620        May 1, 2002)..................................  $ 6,620
                                                               -------
TOTAL INVESTMENTS--94.8%
  (Cost $43,043).............................................   46,653
CASH AND OTHER ASSETS, LESS LIABILITIES--5.2%................    2,554
                                                               -------
TOTAL NET ASSETS--100.0%.....................................  $49,207
                                                               =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 5.6%)

    Software                                 1.6

    Banks                                    1.9

    Hotels Restaurants & Leisure             2.2

    Gas Utilities                            2.5

    Chemicals                                2.7

    Specialty Retail                         2.8

    Household Durables                       2.9

    Electrical Equipment                     3.0

    Electric Utilities                       3.2

    Industrial Conglomerates                 3.9

    IT Consulting & Services                 4.2

    Pharmaceuticals                          4.8

    Food & Drug Retailing                    5.1

    Health Care Providers & Services         6.2

    Oil & Gas                                7.2

    Media                                    8.2

    Commercial Services & Supplies           8.6

    Insurance                                10.0

    Diversified Financials                   13.4


COMMON STOCKS--94.4%
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
 BANKS--1.9%
  91,221     FleetBoston Financial Corp. ...................  $  3,220
                                                              --------
 CHEMICALS--2.7%
 106,999     E.I. Du Pont De Nemours & Co. .................     4,761
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--8.6%
 334,100     Cendant Corp.*.................................     6,010
 212,900     IMS Health Inc. ...............................     4,388
 110,300     Pitney Bowes Inc. .............................     4,644
                                                              --------
                                                                15,042
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                        (000S)
----------------------------------------------------------------------
DIVERSIFIED FINANCIALS--13.4%
  88,500     American Express Co. ..........................  $  3,629
 140,012     Citigroup Inc. ................................     6,063
 102,800     Federal Home Loan Mortgage Corp. ..............     6,718
 195,014     J.P. Morgan Chase & Co. .......................     6,845
                                                              --------
                                                                23,255
                                                              --------
ELECTRIC UTILITIES--3.2%
 101,100     Exelon Corp. ..................................     5,490
                                                              --------
ELECTRICAL EQUIPMENT--3.0%
  98,000     Emerson Electric Co. ..........................     5,232
                                                              --------
FOOD & DRUG RETAILING--5.1%
 112,500     CVS Corp. .....................................     3,767
 119,900     Safeway Inc.*..................................     5,030
                                                              --------
                                                                 8,797
                                                              --------
GAS UTILITIES--2.5%
 108,400     El Paso Corp. .................................     4,336
                                                              --------
HEALTH CARE PROVIDERS & SERVICES--6.2%
 117,700     HCA Inc. ......................................     5,625
 111,500     Oxford Health Plans Inc. ......................     5,147
                                                              --------
                                                                10,772
                                                              --------
HOTELS RESTAURANTS & LEISURE--2.2%
  60,300     Tricon Global Restaurants Inc. ................     3,803
                                                              --------
HOUSEHOLD DURABLES--2.9%
  66,700     Whirlpool Corp. ...............................     4,999
                                                              --------
INDUSTRIAL CONGLOMERATES--3.9%
 137,600     Textron Inc. ..................................     6,767
                                                              --------
INSURANCE--10.0%
  98,000     Allstate Corp. ................................     3,895
  71,965     Chubb Corp. ...................................     5,520
 112,000     John Hancock Financial Services Inc. ..........     4,323
  52,000     MGIC Investment Corp. .........................     3,711
                                                              --------
                                                                17,449
                                                              --------
IT CONSULTING & SERVICES--4.2%
 134,700     Electronic Data Systems Corp. .................     7,309
                                                              --------
MEDIA--8.2%
 191,300     Comcast Corp. Cl. A............................     5,117
  45,100     Gannett Inc. ..................................     3,306
 550,400     Liberty Media Corp. Series A*..................     5,889
                                                              --------
                                                                14,312
                                                              --------
OIL & GAS--7.2%
 145,500     Devon Energy Corp. ............................     7,175
  88,300     Kerr-McGee Corp. ..............................     5,280
                                                              --------
                                                                12,455
                                                              --------
PHARMACEUTICALS--4.8%
  94,300     Merck & Co Inc. ...............................     5,124
 120,700     Schering-Plough Corp. .........................     3,295
                                                              --------
                                                                 8,419
                                                              --------
SOFTWARE--1.6%
 125,500     Amdocs Ltd.* ..................................     2,727
                                                              --------
SPECIALTY RETAIL--2.8%
 157,900     RadioShack Corp. ..............................     4,926
                                                              --------
TOTAL COMMON STOCKS
  (Cost $146,508)...........................................   164,071
                                                              --------

                                DOMESTIC EQUITY

HARBOR LARGE CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENT--8.5%
(Cost $14,735)
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Note
               6.875% May 15, 2006, par value of $13,340
               (repurchase proceeds of $14,735 when closed
 $14,735       on May 1, 2002)..............................  $ 14,735
                                                              --------
TOTAL INVESTMENTS--102.9%
  (Cost $161,243)...........................................   178,806
CASH AND OTHER ASSETS, LESS LIABILITIES--(2.9%).............    (4,996)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $173,810
                                                              ========

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 7.7%)

    Food Products                            1.8

    Electrical Equipment                     2.0

    Communications Equipment                 2.3

    Media                                    2.3

    Health Care Equipment & Supplies         2.4

    Electronic Equipment & Instruments       2.5

    Multi-Utilities                          2.9

    Road & Rail                              3.1

    Leisure Equipment & Products             3.2

    Oil & Gas                                3.6

    Health Care Providers & Services         3.9

    Energy Equipment & Services              4.0

    Metals & Mining                          4.0

    Specialty Retail                         5.3

    Electric Utilities                       5.9

    Commercial Services & Supplies           6.0

    Hotels Restaurants & Leisure             6.5

    Semiconductor Equipment & Products       6.6

    Banks                                    6.9

    Machinery                                7.3

    Diversified Financials                   9.8


COMMON STOCKS--92.3%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 BANKS--6.9%
  3,800      Banknorth Group Inc. ............................  $  100
  3,200      Charter One Financial Inc. ......................     113
                                                                ------
                                                                   213
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--6.0%
  4,200      Republic Services Inc. Cl. A*....................  $   83
  3,300      Viad Corp. ......................................     101
                                                                ------
                                                                   184
                                                                ------
COMMUNICATIONS EQUIPMENT--2.3%
  4,300      Andrew Corp.*....................................      71
                                                                ------
DIVERSIFIED FINANCIALS--9.8%
  1,600      Ambac Financial Group Inc. ......................     101
  3,700      Principal Financial Group*.......................     103
  4,600      Stilwell Financial Inc. .........................      98
                                                                ------
                                                                   302
                                                                ------
ELECTRIC UTILITIES--5.9%
  2,800      FirstEnergy Corp. ...............................      93
  2,000      Pinnacle West Capital Corp. .....................      88
                                                                ------
                                                                   181
                                                                ------
ELECTRICAL EQUIPMENT--2.0%
  1,400      Cooper Industries Inc. ..........................      61
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.5%
  3,800      Jabil Circuit Inc.*..............................      78
                                                                ------
ENERGY EQUIPMENT & SERVICES--4.0%
  3,600      ENSCO International Inc. ........................     122
                                                                ------
FOOD PRODUCTS--1.8%
  2,300      Interstate Bakeries Corp. .......................      57
                                                                ------
HEALTH CARE EQUIPMENT & SUPPLIES--2.4%
  1,900      DENTSPLY International Inc. .....................      75
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--3.9%
  7,900      HealthSouth Corp.*...............................     119
                                                                ------
HOTELS RESTAURANTS & LEISURE--6.5%
  2,800      Outback Steakhouse Inc.*.........................      98
  8,200      Park Place Entertainment Corp.*..................     101
                                                                ------
                                                                   199
                                                                ------
LEISURE EQUIPMENT & PRODUCTS--3.2%
  1,300      Polaris Industries Inc. .........................      98
                                                                ------
MACHINERY--7.3%
  3,900      Kaydon Corp. ....................................     111
  1,600      PACCAR Inc. .....................................     114
                                                                ------
                                                                   225
                                                                ------
MEDIA--2.3%
  4,600      Insight Communications Co. Inc. Cl. A*...........      72
                                                                ------
METALS & MINING--4.0%
  2,100      Nucor Corp. .....................................     123
                                                                ------
MULTI-UTILITIES--2.9%
  8,000      Calpine Corp.*...................................      88
                                                                ------
OIL & GAS--3.6%
  2,600      EOG Resources Inc. ..............................     111
                                                                ------
 ROAD & RAIL--3.1%
  5,366      Werner Enterprises Inc. .........................      95
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--6.6%
  7,900      Lattice Semiconductor Corp.*.....................      94
  2,300      Novellus Systems Inc.*...........................     109
                                                                ------
                                                                   203
                                                                ------

                                DOMESTIC EQUITY

HARBOR MID CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 SPECIALTY RETAIL--5.3%
  1,400      Payless ShoeSource Inc.*.........................  $   82
  2,000      Ross Stores Inc. ................................      81
                                                                ------
                                                                   163
                                                                ------
TOTAL COMMON STOCKS
  (Cost $2,693)...............................................   2,840
                                                                ------
SHORT-TERM INVESTMENT--17.8%
(Cost $548)
PRINCIPAL
AMOUNT                                                          VALUE
(000S)                                                          (000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Bill
               12.0% August 15, 2013, par value of $400
               (repurchase proceeds of $548 when closed on May
  $ 548        1, 2002).......................................  $  548
                                                                ------
TOTAL INVESTMENTS--110.1%
  (Cost $3,241)...............................................   3,388
CASH AND OTHER ASSETS, LESS LIABILITIES--(10.1%)..............    (312)
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $3,076
                                                                ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

COMMON STOCK HOLDINGS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.3%)

    Aerospace & Defense                      1.0

    Building Products                        1.3

    Wireless Telecommunication Services      1.7

    Auto Components                          1.8

    Gas Utilities                            1.9

    Real Estate                              1.9

    Electric Utilities                       2.1

    Electronic Equipment & Instruments       2.1

    Media                                    2.8

    Chemicals                                3.2

    Multiline Retail                         3.7

    Pharmaceuticals                          4.0

    Software                                 4.2

    Hotels Restaurants & Leisure             4.8

    Health Care Equipment & Supplies         5.6

    Insurance                                5.8

    Banks                                    6.0

    Oil & Gas                                6.7

    Commercial Services & Supplies           7.1

    Diversified Financials                   9.0

    Household Durables                       9.1

    Health Care Providers & Services        11.9

COMMON STOCKS--97.7%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.0%
  2,800      United Defense Industries Inc.*..................  $   76
                                                                ------
 AUTO COMPONENTS--1.8%
  5,900      Federal Signal Corp. ............................     136
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
BANKS--6.0%
  2,400      Astoria Financial Corp. .........................  $   77
 10,000      BankUnited Financial Corp.*......................     160
  2,400      Commerce Bancorp Inc. ...........................     118
  1,800      Golden State Bancorp Inc. .......................      59
  1,200      Hibernia Corp. Cl. A.............................      24
                                                                ------
                                                                   438
                                                                ------
BUILDING PRODUCTS--1.3%
  5,200      Watsco Inc. .....................................      94
                                                                ------
CHEMICALS--3.2%
  2,700      The Scotts Co. Cl. A*............................     129
  2,300      Valspar Corp. ...................................     106
                                                                ------
                                                                   235
                                                                ------
COMMERCIAL SERVICES & SUPPLIES--7.1%
  5,100      Allied Waste Industries Inc.*....................      62
  4,700      Global Payments Inc. ............................     181
  4,100      Kelly Services Inc. Cl. A .......................     119
  2,900      NDCHealth Corp. .................................      93
  3,500      Republic Services Inc. Cl. A*....................      69
                                                                ------
                                                                   524
                                                                ------
DIVERSIFIED FINANCIALS--9.0%
  5,000      AmeriCredit Corp.*...............................     194
  3,200      Eaton Vance Corp. ...............................     117
  3,800      Jefferies Group Inc. ............................     177
  5,100      Raymond James Financial Inc. ....................     171
                                                                ------
                                                                   659
                                                                ------
ELECTRIC UTILITIES--2.1%
  5,300      PNM Resources Inc. ..............................     154
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.1%
  1,600      FLIR Systems Inc.*...............................      64
  6,200      Pioneer-Standard Electronics Inc. ...............      91
                                                                ------
                                                                   155
                                                                ------
GAS UTILITIES--1.9%
  6,200      ONEOK Inc. ......................................     136
                                                                ------
HEALTH CARE EQUIPMENT & SUPPLIES--5.6%
  4,600      Diagnostic Products Corp. .......................     221
  3,600      The Cooper Cos. Inc. ............................     191
                                                                ------
                                                                   412
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--11.9%
 10,400      Covance Inc.*....................................     209
  2,900      Lincare Holdings Inc.*...........................      91
  2,600      Orthodontic Centers of America Inc.*.............      69
  5,500      Pediatrix Medical Group Inc.*....................     258
  6,200      Pharmaceutical Product Development Inc.*.........     156
  5,600      Quintiles Transnational Corp.*...................      79
  1,300      Service Corp. International*.....................       5
  1,300      Stewart Enterprises Inc. Cl. A*..................       8
                                                                ------
                                                                   875
                                                                ------
HOTELS RESTAURANTS & LEISURE--4.8%
  2,900      Brinker International Inc.*......................     100
  2,000      CEC Entertainment Inc.*..........................      92
  1,800      Outback Steakhouse Inc.*.........................      63
  5,900      WMS Industries Inc.*.............................      95
                                                                ------
                                                                   350
                                                                ------
HOUSEHOLD DURABLES--9.1%
  4,850      D.R. Horton Inc. ................................     125
    200      Furniture Brands International Inc.*.............       8
  4,200      Harman International Industries Inc. ............     248

                                DOMESTIC EQUITY

HARBOR SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
HOUSEHOLD DURABLES--CONTINUED
  7,800      Hovnanian Enterprises Inc. Cl. A*................  $  237
  1,600      Snap-on Inc. ....................................      51
                                                                ------
                                                                   669
                                                                ------
INSURANCE--5.8%
  3,900      Commerce Group Inc. .............................     157
  4,100      Philadelphia Consolidated Holding Corp.*.........     175
  2,900      Protective Life Corp. ...........................      92
                                                                ------
                                                                   424
                                                                ------
MEDIA--2.8%
 15,500      Sinclair Broadcast Group Inc. Cl. A*.............     207
                                                                ------
MULTILINE RETAIL--3.7%
  7,050      Fred's Inc. Cl. A................................     274
                                                                ------
OIL & GAS--6.7%
  8,600      Pioneer Natural Resources Co.*                        206
  5,300      Swift Energy Co.*................................     101
  8,900      XTO Energy Inc. .................................     182
                                                                ------
                                                                   489
                                                                ------
PHARMACEUTICALS--4.0%
  1,600      Barr Laboratories Inc.*..........................     107
  6,000      KV Pharmaceutical Co.*...........................     190
                                                                ------
                                                                   297
                                                                ------
REAL ESTATE--1.9%
  1,600      Alexandria Real Estate Equities Inc. ............      73
  2,000      SL Green Realty Corp. ...........................      70
                                                                ------
                                                                   143
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
SOFTWARE--4.2%
  3,600      Cerner Corp.*....................................  $  191
  8,700      Verity Inc.*.....................................     116
                                                                ------
                                                                   307
                                                                ------
WIRELESS TELECOMMUNICATION SERVICES--1.7%
 24,400      American Tower Corp. Cl. A*......................     122
                                                                ------
TOTAL COMMON STOCKS
  (Cost $6,579)...............................................   7,176
                                                                ------

SHORT-TERM INVESTMENT--13.2%
(Cost $966)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Bill
               12.0% August 15, 2013, par value of $705
               (repurchase proceeds of $966 when closed on May
 $  966        1, 2002).......................................     966
                                                                ------
TOTAL INVESTMENTS--110.9%
  (Cost $7,545)...............................................   8,142
CASH AND OTHER ASSETS, LESS LIABILITIES--(10.9%)..............    (799)
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $7,343
                                                                ======

------------

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                   HARBOR         HARBOR                      HARBOR         HARBOR        HARBOR        HARBOR
                                  CAPITAL         MID CAP       HARBOR       SMALL CAP      LARGE CAP      MID CAP      SMALL CAP
                                APPRECIATION      GROWTH        GROWTH        GROWTH          VALUE         VALUE         VALUE
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED
  COST*.....................    $ 6,075,700       $14,801      $150,519       $43,043       $161,243       $3,241        $7,545
=================================================================================================================================
Investments, at value.......    $ 6,350,579       $12,564      $118,685       $40,033       $164,071       $2,840        $7,176
Repurchase agreements.......             --         1,177            --         6,620         14,735          548           966
Cash........................             --            --             1             1          1,099           --            --
Receivables for:
  Investments sold..........         51,325            33           221           315             --           38            --
  Capital shares sold.......          7,638            47           466         4,750            349           --            28
  Dividends.................          1,892            --            --             2             20            2             3
  Interest..................             13            --            45            --             --           --            --
Withholding tax
  receivable................              7            --            --            --              1           --            --
Other assets................            125             1            13             1              9           --            --
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........      6,411,579        13,822       119,431        51,722        180,284        3,428         8,173
LIABILITIES
Payables for:
  Investments purchased.....         52,337           996           499         2,430          6,243          349           794
  Capital shares
     reacquired.............          5,820            42            92            12            139           --            24
Accrued expenses:
  Management fees...........          3,110             6           145            25             90            1             3
  Trustees' fees............             15            --             1            --             --           --            --
  Transfer agent fees.......            168            20             8            21             --           --             2
  Other.....................             56            32             6            27              2            2             7
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....         61,506         1,096           751         2,515          6,474          352           830
NET ASSETS..................    $ 6,350,073       $12,726      $118,680       $49,207       $173,810       $3,076        $7,343
=================================================================================================================================
Net assets consist of:
  Paid-in capital...........    $ 8,335,995       $17,137      $164,457       $46,493       $165,481       $2,930        $6,742
  Undistributed/(overdistributed)
     net
     investment income......          3,919           (66)         (324)         (113)           292           (2)           (8)
  Accumulated net realized
     gain/(loss)............     (2,264,720)       (3,285)      (13,619)         (783)        (9,526)           1            12
  Unrealized
 appreciation/(depreciation)
     of investments.........        274,879        (1,060)      (31,834)        3,610         17,563          147           597
---------------------------------------------------------------------------------------------------------------------------------
                                $ 6,350,073       $12,726      $118,680       $49,207       $173,810       $3,076        $7,343
=================================================================================================================================
Shares of beneficial
  interest..................        239,318         2,205        11,215         4,499         11,820          288           633
Net asset value, offering
  and redemption
  price per share...........    $     26.53       $  5.77      $  10.58       $ 10.94       $  14.70       $10.67        $11.61

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands)

                                   HARBOR         HARBOR                     HARBOR         HARBOR         HARBOR        HARBOR
                                  CAPITAL         MID CAP      HARBOR       SMALL CAP      LARGE CAP      MID CAP       SMALL CAP
                                APPRECIATION      GROWTH       GROWTH        GROWTH          VALUE        VALUE(1)      VALUE(2)
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................     $  24,951        $     3      $    22       $   18         $ 1,061         $  2          $ 10
  Interest..................         1,821              2          309           13              34            1             1
  Foreign taxes withheld....          (239)            --           --           --              (1)          --            --
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...        26,533              5          331           31           1,094            3            11
OPERATING EXPENSES:
  Management fees...........        19,970             44          494          112             465            3            12
  Shareholder
     communications.........           268              1           16            2              28           --            --
  Custodian fees............           103             16           13            9              17            1             4
  Transfer agent fees.......         1,895             11          110           15              55           --             1
  Professional fees.........           140              1            3            1              13            1             2
  Trustees' fees and
     expenses...............            54             --            1           --               1           --            --
  Registration fees.........           149              6           13           18              12            1             3
  Miscellaneous.............            37              3            5            4               5           --            --
---------------------------------------------------------------------------------------------------------------------------------
     Total operating
       expenses.............        22,616             82          655          161             596            6            22
  Management fees waived....            --            (11)          --          (17)             --           (1)           (3)
---------------------------------------------------------------------------------------------------------------------------------
     Net operating
       expenses.............        22,616             71          655          144             596            5            19
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT
  INCOME/(LOSS).............         3,917            (66)        (324)        (113)            498           (2)           (8)
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON
  INVESTMENT TRANSACTIONS:
  Net realized gain/(loss)
     on:
     Investments............      (387,335)        (1,037)      (2,597)        (173)          3,956            1            12
     Foreign currency
       transactions.........            81             --           --           --              --           --            --
  Change in net unrealized
     appreciation of:
     Investments............       397,993          1,163        7,597        3,555          12,613          147           597
---------------------------------------------------------------------------------------------------------------------------------
  Net gain on investment
     transactions...........        10,739            126        5,000        3,382          16,569          148           609
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS
     RESULTING
     FROM OPERATIONS........     $  14,656        $    60      $ 4,676       $3,269         $17,067         $146          $601
=================================================================================================================================

1  For the period March 1, 2002 (inception) through April 30, 2002.

2  For the period December 14, 2001 (inception) through April 30, 2002.

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                          HARBOR                           HARBOR
                                                                   CAPITAL APPRECIATION                MID CAP GROWTH
                                                                --------------------------       --------------------------
                                                                NOVEMBER 1,    NOVEMBER 1,       NOVEMBER 1,    NOVEMBER 1,
                                                                   2001           2000              2001           2000
                                                                  THROUGH        THROUGH           THROUGH        THROUGH
                                                                 APRIL 30,     OCTOBER 31,        APRIL 30,     OCTOBER 31,
                                                                   2002           2001              2002           2001
---------------------------------------------------------------------------------------------------------------------------
                                                                (UNAUDITED)                      (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income/(loss)...........................    $    3,917     $    10,626         $   (66)       $   (82)
     Net realized gain/(loss) on investments and foreign
       currency transactions................................      (387,254)     (1,807,374)         (1,037)        (2,248)
     Net unrealized appreciation/(depreciation) of
       investments..........................................       397,993      (1,461,985)          1,163         (2,223)
---------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................        14,656      (3,258,733)             60         (4,553)
---------------------------------------------------------------------------------------------------------------------------
  Distributions to shareholders:
     Net investment income..................................        (9,070)             --              --             --
     Net realized gain on investments.......................            --      (1,154,660)             --             --
---------------------------------------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................        (9,070)     (1,154,660)             --             --
---------------------------------------------------------------------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares.......................     1,295,267       2,165,435           4,973         16,950
     Net asset value of shares issued in connection with
       reinvestment of:
       Dividends from net investment income.................         8,354              --              --             --
       Distributions from net realized gain on
          investments.......................................            --       1,114,970              --             --
     Cost of shares reacquired..............................      (979,233)     (1,947,230)         (2,059)        (2,645)
---------------------------------------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
       TRANSACTIONS.........................................       324,388       1,333,175           2,914         14,305
---------------------------------------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets..................       329,974      (3,080,218)          2,974          9,752
NET ASSETS:
  Beginning of period.......................................     6,020,099       9,100,317           9,752             --
---------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $6,350,073     $ 6,020,099         $12,726        $ 9,752
===========================================================================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................        45,505          66,131             815          2,099
  Reinvested in payment of investment income dividends......           284              --              --             --
  Reinvested in payment of capital gain distributions.......            --          32,784              --             --
  Reacquired................................................       (34,490)        (59,853)           (338)          (371)
---------------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............        11,299          39,062             477          1,728
  Outstanding:
     Beginning of period....................................       228,019         188,957           1,728             --
---------------------------------------------------------------------------------------------------------------------------
     End of period..........................................       239,318         228,019           2,205          1,728
===========================================================================================================================
* Includes undistributed/(over-distributed) net investment
  income of:................................................    $    3,919     $     9,072         $   (66)       $    --

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY

               HARBOR                          HARBOR                          HARBOR
               GROWTH                     SMALL CAP GROWTH                 LARGE CAP VALUE
    -----------------------------   -----------------------------   -----------------------------
    NOVEMBER 1,       NOVEMBER 1,   NOVEMBER 1,       NOVEMBER 1,   NOVEMBER 1,       NOVEMBER 1,
       2001              2000          2001              2000          2001              2000
      THROUGH           THROUGH       THROUGH           THROUGH       THROUGH           THROUGH
     APRIL 30,        OCTOBER 31,    APRIL 30,        OCTOBER 31,    APRIL 30,        OCTOBER 31,
       2002              2001          2002              2001          2002              2001
-------------------------------------------------------------------------------------------------
    (UNAUDITED)                     (UNAUDITED)                     (UNAUDITED)
     $   (324)         $    (305)     $  (113)          $   (65)     $    498          $  2,286
       (2,597)           (11,022)        (173)             (610)        3,956           (10,630)
        7,597           (133,296)       3,555                55        12,613             3,472
-------------------------------------------------------------------------------------------------
        4,676           (144,623)       3,269              (620)       17,067            (4,872)
-------------------------------------------------------------------------------------------------
           --                (82)          --                --          (262)           (2,421)
           --            (17,428)          --                --            --            (1,898)
-------------------------------------------------------------------------------------------------
           --            (17,510)          --                --          (262)           (4,319)
-------------------------------------------------------------------------------------------------
       17,628             58,621       31,095            19,457        46,734            38,924
           --                 81           --                --           252             2,324
           --             17,198           --                --            --             1,836
      (21,575)           (71,415)      (2,474)           (1,520)      (20,010)          (51,479)
-------------------------------------------------------------------------------------------------
       (3,947)             4,485       28,621            17,937        26,976            (8,395)
-------------------------------------------------------------------------------------------------
          729           (157,648)      31,890            17,317        43,781           (17,586)
      117,951            275,599       17,317                --       130,029           147,615
-------------------------------------------------------------------------------------------------
     $118,680          $ 117,951      $49,207           $17,317      $173,810          $130,029
=================================================================================================
        1,510              3,837        2,949             1,935         3,216             5,391
           --                  5           --                --            18               133
           --              1,040           --                --            --               178
       (1,868)            (4,682)        (232)             (153)       (1,411)           (6,337)
-------------------------------------------------------------------------------------------------
         (358)               200        2,717             1,782         1,823              (635)
       11,573             11,373        1,782                --         9,997            10,632
-------------------------------------------------------------------------------------------------
       11,215             11,573        4,499             1,782        11,820             9,997
=================================================================================================
     $   (324)         $      --      $  (113)          $    --      $    292          $     56

   HARBOR               HARBOR
MID CAP VALUE       SMALL CAP VALUE
-------------       ---------------
  MARCH 1,           DECEMBER 14,
    2002                 2001
  THROUGH              THROUGH
  APRIL 30,            APRIL 30,
    2002                 2002
-----------------------------------
 (UNAUDITED)          (UNAUDITED)
   $   (2)              $   (8)
        1                   12
      147                  597
-----------------------------------
      146                  601
-----------------------------------
       --                   --
       --                   --
-----------------------------------
       --                   --
-----------------------------------
    2,931                6,812
       --                   --
       --                   --
       (1)                 (70)
-----------------------------------
    2,930                6,742
-----------------------------------
    3,076                7,343
       --                   --
-----------------------------------
   $3,076               $7,343
===================================
      288                  639
       --                   --
       --                   --
       --                   (6)
-----------------------------------
      288                  633
       --                   --
-----------------------------------
      288                  633
===================================
   $   (2)              $   (8)

                                DOMESTIC EQUITY

HARBOR DOMESTIC EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                    INCOME FROM INVESTMENT OPERATIONS
                                                                ------------------------------------------
                                                                                     NET REALIZED AND
                                                   NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                     VALUE           NET            ON INVESTMENTS AND        TOTAL FROM
                                                   BEGINNING     INVESTMENT          FOREIGN CURRENCY         INVESTMENT
YEAR/PERIOD ENDED                                  OF PERIOD    INCOME/(LOSS)            CONTRACTS            OPERATIONS
------------------------------------------------------------------------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
April 30, 2002 (Unaudited).....................     $26.40          $ .02                 $   .15              $   .17
October 31, 2001...............................      48.16            .04                  (15.63)              (15.59)
October 31, 2000...............................      46.92             --                    5.84                 5.84
October 31, 1999...............................      33.51           (.02)                  15.78                15.76
October 31, 1998...............................      34.01            .07                    4.35                 4.42
October 31, 1997...............................      25.88            .06                    8.95                 9.01
------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND(1)
April 30, 2002 (Unaudited).....................     $ 5.64          $(.03)(c)             $   .16              $   .13
October 31, 2001...............................      10.00             --                   (4.36)               (4.36)
------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
April 30, 2002 (Unaudited).....................     $10.19          $(.03)                $   .42              $   .39
October 31, 2001...............................      24.23             --                  (12.48)              (12.48)
October 31, 2000...............................      17.52             --                    7.90                 7.90
October 31, 1999...............................      10.81           (.07)                   7.85                 7.78
October 31, 1998...............................      14.20           (.04)                  (1.07)               (1.11)
October 31, 1997(2)............................      16.00             --                    2.30                 2.30
------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND(1)
April 30, 2002 (Unaudited).....................     $ 9.72          $(.03)(c)             $  1.25              $  1.22
October 31, 2001...............................      10.00             --                    (.28)                (.28)
------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
April 30, 2002 (Unaudited).....................     $13.01          $ .04                 $  1.67              $  1.71
October 31, 2001(3)............................      13.88            .24                    (.68)                (.44)
October 31, 2000...............................      15.40            .27                     .08                  .35
October 31, 1999...............................      15.21            .27                    1.80                 2.07
October 31, 1998...............................      18.17            .27                     .79                 1.06
October 31, 1997...............................      16.04            .34                    4.13                 4.47
------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
April 30, 2002 (Unaudited)(4)..................     $10.00          $  --                 $   .67              $   .67
------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
April 30, 2002 (Unaudited)(5)..................     $10.00          $(.01)(c)             $  1.62              $  1.61
------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                 ------------------------------------
                                                 DIVIDENDS FROM    DISTRIBUTIONS FROM
                                                 NET INVESTMENT       NET REALIZED
YEAR/PERIOD ENDED                                    INCOME         CAPITAL GAINS(6)
------------------------------------------------------
HARBOR CAPITAL APPRECIATION FUND
April 30, 2002 (Unaudited).....................      $(.04)              $   --
October 31, 2001...............................         --                (6.17)
October 31, 2000...............................         --                (4.60)
October 31, 1999...............................       (.07)               (2.28)
October 31, 1998...............................       (.07)               (4.85)
October 31, 1997...............................       (.02)                (.86)
--------------------------------------------------------------------------------------------------------
HARBOR MID CAP GROWTH FUND(1)
April 30, 2002 (Unaudited).....................      $  --               $   --
October 31, 2001...............................         --                   --
------------------------------------------------------------------------------------------------------------------------
HARBOR GROWTH FUND
April 30, 2002 (Unaudited).....................      $  --               $   --
October 31, 2001...............................       (.01)               (1.55)
October 31, 2000...............................         --                (1.19)
October 31, 1999...............................         --                (1.07)
October 31, 1998...............................         --                (2.28)
October 31, 1997(2)............................         --                (4.10)
------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP GROWTH FUND(1)
April 30, 2002 (Unaudited).....................      $  --               $   --
October 31, 2001...............................         --                   --
------------------------------------------------------------------------------------------------------------------------
HARBOR LARGE CAP VALUE FUND
April 30, 2002 (Unaudited).....................      $(.02)              $   --
October 31, 2001(3)............................       (.24)                (.19)
October 31, 2000...............................       (.30)               (1.57)
October 31, 1999...............................       (.25)               (1.63)
October 31, 1998...............................       (.28)               (3.74)
October 31, 1997...............................       (.34)               (2.00)
------------------------------------------------------------------------------------------------------------------------
HARBOR MID CAP VALUE FUND
April 30, 2002 (Unaudited)(4)..................      $  --               $   --
------------------------------------------------------------------------------------------------------------------------
HARBOR SMALL CAP VALUE FUND
April 30, 2002 (Unaudited)(5)..................      $  --               $   --
------------------------------------------------------------------------------------------------------------------------

1  Commenced operations on November 1, 2000.

2 Effective May 2, 1997, Harbor Growth Fund appointed Emerging Growth Advisors, Inc. as its Subadviser.

3 Effective September 20, 2001, Harbor Value Fund changed its name to Harbor Large Cap Value Fund and appointed Armstrong Shaw Associates as its Subadviser.

4  For the period March 1, 2002 (inception) through April 30, 2002.

5  For the period December 14, 2001 (inception) through April 30, 2002.

6  Includes both short-term and long-term capital gains.

7  Percentage does not reflect reduction for credit balance arrangements.

a  Annualized.

b  Unannualized.

c  Reflects the Adviser's waiver of a portion of its management fees.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

e  Dividend expense from investments sold short.

    The accompanying notes are an integral part of the financial statements.

                                DOMESTIC EQUITY


                                                                        RATIO OF                 RATIO OF
                       NET ASSET                       NET ASSETS      OPERATING              MANAGEMENT FEES
                         VALUE                           END OF         EXPENSES                NOT IMPOSED
       TOTAL            END OF      TOTAL                PERIOD        TO AVERAGE               TO AVERAGE
   DISTRIBUTIONS        PERIOD     RETURN                (000S)     NET ASSETS(%)(7)           NET ASSETS(%)
-------------------------------------------------------------------------------------------------------------

          $ (.04)       $26.53        .63%(b)          $6,350,073          .68%(a)                   --%
           (6.17)        26.40     (35.23)              6,020,099          .66                       --
           (4.60)        48.16      12.26               9,100,317          .64                       --
           (2.35)        46.92      48.59               6,484,801          .66                       --
           (4.92)        33.51      15.72               3,833,598          .68                       --
            (.88)        34.01      35.73               2,798,404          .70                       --
-------------------------------------------------------------------------------------------------------------
          $   --        $ 5.77       2.30%(b,d)        $   12,726         1.20%(a,c)                .20%(a)
              --          5.64     (43.60)(d)               9,752         1.20(c)                   .20
-------------------------------------------------------------------------------------------------------------
          $   --        $10.58       3.83%(b)          $  118,680          .99%(a)                   --%
           (1.56)        10.19     (53.96)                117,951          .95                       --
           (1.19)        24.23      45.92                 275,599          .88                       --
           (1.07)        17.52      76.51                 145,249          .90                       --
           (2.28)        10.81      (8.73)                 88,030         1.00                       --
           (4.10)        14.20      18.64                 104,568         1.12                       --
-------------------------------------------------------------------------------------------------------------
          $   --        $10.94      12.55%(b,d)        $   49,207          .96%(a,c)                .11%(a)
              --          9.72      (2.80)(d)              17,317         1.20(c)                   .20
-------------------------------------------------------------------------------------------------------------
          $ (.02)       $14.70      13.18%(b)          $  173,810          .77%(a)                   --%
            (.43)        13.01      (3.20)                130,029          .77                       --
           (1.87)        13.88       3.07                 147,615          .80                       --
           (1.88)        15.40      14.60                 157,382          .76                       --
           (4.02)        15.21       6.69                 170,468          .79                       --
           (2.34)        18.17      31.08                 161,359          .83                       --
-------------------------------------------------------------------------------------------------------------
          $   --        $10.67       6.70%(b,d)        $    3,076         1.20%(a,c)                .20%(a)
-------------------------------------------------------------------------------------------------------------
          $   --        $11.61      16.10%(b,d)        $    7,343         1.20%(a,c)                .20%(a)
-------------------------------------------------------------------------------------------------------------


          RATIO OF                             RATIO OF NET
     OPERATING EXPENSES        RATIO OF         INVESTMENT
     NET OF ALL OFFSETS   INTEREST/DIVIDEND    INCOME/(LOSS)
         TO AVERAGE       EXPENSE TO AVERAGE    TO AVERAGE             PORTFOLIO
       NET ASSETS(%)        NET ASSETS(%)      NET ASSETS(%)          TURNOVER(%)
             .68%(a)              --%                .12%(a)               31%(b)
             .66                  --                 .15                   89
             .64                  --                (.07)                  86
             .66                  --                (.05)                  68
             .68                  --                 .24                   70
             .70                  --                 .23                   73
----------------------------------------------------------------------------------------------
            1.20%(a)              --%              (1.12)%(a,c)            36%(b)
            1.20                  --                (.92)(c)               61
-----------------------------------------------------------------------------------------------------------
             .99%(a)              --%               (.49)%(a)               5%(b)
             .95                  --                (.17)                   9
             .87                  --                 .02                   13
             .90                  --                (.54)                  13
            1.00                  --                (.30)                  23
            1.12                  --                (.47)                 147
-------------------------------------------------------------------------------------------------------------
             .96%(a)              --%               (.75)%(a,c)            26%(b)
            1.20                  --                (.67)(c)               56
-------------------------------------------------------------------------------------------------------------
             .77%(a)              --%                .64%(a)               21%(b)
             .77                 .14(e)             1.64                  194
             .80                 .16(e)             2.05                  106
             .76                  --                1.65                  110
             .79                  --                1.67                  114
             .83                  --                1.98                  146
-------------------------------------------------------------------------------------------------------------
            1.20%(a)              --%               (.49)%(a,c)             4%(b)
-------------------------------------------------------------------------------------------------------------
            1.20%(a)              --%               (.50)%(a,c)             5%(b)
-------------------------------------------------------------------------------------------------------------

                                DOMESTIC EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
MANAGERS' COMMENTARY

The following performance figures are annualized for each Fund except for the six-month total return calculations. Unless otherwise stated, all comments pertain to the fiscal half year ended April 30, 2002. The comparative market indices reflect no operating or transaction costs, however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would

    HARBOR INTERNATIONAL FUND                                                        04/30/2002  $31.49
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $28.65

[HARBOR INTERNATIONAL FUND GRAPH]

                                                                       INTERNATIONAL                           EAFE
                                                                       -------------                           ----
                                                                          10000.00                           10000.00
4/30/93                                                                   10491.60                           12161.80
4/30/94                                                                   13361.50                           14185.30
4/30/95                                                                   14759.30                           14977.80
4/30/96                                                                   17541.60                           16686.00
4/30/97                                                                   20658.20                           16537.70
4/30/98                                                                   26478.40                           19665.80
4/30/99                                                                   27366.20                           21533.10
4/30/00                                                                   29077.60                           24524.70
4/30/01                                                                   27907.00                           20527.50
4/30/02                                                                   27631.20                           17678.50

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor International Fund             14.22%     - 0.99%     5.99%     10.70%
--------------------------------------------------------------------------------
 EAFE                                   5.53%     -13.88%     1.34%      5.86%
--------------------------------------------------------------------------------

Favorable stock selection across a broad spectrum of industrial sectors enabled Harbor International Fund to outpace its benchmark, the EAFE index, by more than eight percentage points for the six months ended April 30, 2002. The Fund also outperformed the index by substantial margins for the 1-year, 5-year, and 10-year periods.
- Strong returns by basic industry stocks were an important contributor to the Fund's performance. The manager expects this group to continue to benefit from cost reduction initiatives and industry consolidations.
- The Fund gradually reduced its exposure to the financial services sector, reflecting the manager's view that several companies in the portfolio were facing shrinking margins. The Fund's holdings in that sector delivered double-digit percentage returns for the six-month period and outperformed those in the index.
- Health care and information technology were the only two major industry sectors in which the Fund's returns were below those of the index. The Fund was underweighted in those sectors, which had a combined negative return for the period for both the Fund and the index.
- European stocks represented approximately 78% of the Fund's net assets as of April 30, 2002. The Fund's largest single country exposure was in the United Kingdom. The Fund was overweighted in France relative to the index and its holdings there substantially outperformed those in the index.
- The Fund continued to be substantially underweighted in Japan. However, its holdings in Japan delivered returns averaging almost 30% for the period.

    HARBOR INTERNATIONAL FUND II                                                     04/30/2002  $11.09
    INCEPTION DATE--JUNE 1, 1996                                 NET ASSET VALUE:    10/31/2001  $10.00

[HARBOR INTERNATIONAL FUND II GRAPH]

                                                                  HARBOR INTERNATIONAL II                      EAFE
                                                                  -----------------------                      ----
                                                                          10000.00                           10000.00
4/30/97                                                                   11578.60                           10096.90
4/30/98                                                                   13820.10                           12006.80
4/30/99                                                                   14090.40                           13146.80
4/30/00                                                                   16913.50                           14973.30
4/30/01                                                                   15443.80                           12532.90
4/30/02                                                                   13554.40                           10793.40

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor International Fund II          11.90%     -12.23%     3.20%      5.27%
--------------------------------------------------------------------------------
 EAFE                                   5.53%     -13.88%     1.34%      1.30%
--------------------------------------------------------------------------------

Harbor International Fund II substantially outperformed its benchmark, the EAFE index, for the six months ended April 30, 2002. The Fund also outperformed the index for the latest 1-year and 5-year periods and since its inception on June 1, 1996.
- Investments in the basic materials industries, such as metals and paper, were key contributors to the Fund's absolute and relative performance for the latest six months. The manager believes that consolidations within such industries are making it easier for the remaining companies to manage capacity and achieve improved profit margins. The Fund increased its exposure to the materials sector to approximately 23% of the net assets at the end of the period, compared with approximately 6% for the index.
- Financial services stocks were an important contributor to the Fund's performance, as its holdings in that sector outpaced those in the index. The manager sold shares in several banks and insurance companies, using the proceeds to increase holdings in basic materials companies. This reduced the Fund's financial services exposure to about 25% of the net assets at the end of the period, about equal to the index.
- The Fund achieved higher returns than the index in every major industry sector except information technology. Holdings in information technology and telecommunications stocks were the two major detractors from the Fund's six-month performance.
- The Fund's largest country exposures as of the end of the period were France and the United Kingdom. The Fund's holdings in both countries achieved significantly better returns than those in the index.
- The manager has limited the Fund's exposure to Japanese stocks, reflecting concerns about the persistence of unfavorable economic conditions in Japan. The Fund's holdings in Japan, representing about 6% of its portfolio at the end of the period, achieved a combined return of approximately 28% for the six months.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
MANAGERS' COMMENTARY--CONTINUED

pay on fund distributions or the redemption of fund shares. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. Because the funds invest primarily in securities of foreign companies, there is a greater risk that the funds' share prices will fluctuate more than if the funds invested in domestic issuers. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus.

    HARBOR INTERNATIONAL GROWTH FUND                                                  04/30/2002  $8.27
    INCEPTION DATE--NOVEMBER 1, 1993                             NET ASSET VALUE:     10/31/2001  $8.44

[HARBOR INTERNATIONAL GROWTH FUND GRAPH]

                                                                    INTERNATIONAL GROWTH                   EAFE GROWTH
                                                                    --------------------                   -----------
                                                                          10000.00                          10000.00
4/30/94                                                                   10405.60                          10090.00
4/30/95                                                                   10643.50                          10651.50
4/30/96                                                                   14592.60                          11709.60
4/30/97                                                                   16470.90                          11374.10
4/30/98                                                                   21074.00                          13401.40
4/30/99                                                                   21184.30                          14294.60
4/30/00                                                                   24395.90                          17611.40
4/30/01                                                                   16530.20                          12498.80
4/30/02                                                                   11188.80                          10585.50

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor International Growth Fund      -2.00%     -32.31%    -7.44%      1.33%
--------------------------------------------------------------------------------
 EAFE Growth                            5.80%     -15.31%    -1.43%      0.67%
--------------------------------------------------------------------------------

Harbor International Growth Fund underperformed the EAFE Growth index for the six-month period ending April 30, 2002. Mastholm Asset Management LLC (Mastholm) became the new subadviser of the Fund effective December 1, 2001 and completed its transition of the portfolio in January 2002.
- The largest detriment to the Fund's performance during the period was an investment in Elan Corporation, a pharmaceutical company based in Ireland. The stock came under pressure and was sold by the Fund after the company disclosed information concerning off-balance-sheet partnerships.
- The Fund was underweighted in technology and telecommunications stocks. These sectors performed well early in the period despite poor earnings growth and the absence of clear prospects for near-term improvement. The manager concentrates the Fund's investments in companies with improving earnings and has identified a few companies in these areas with improving fundamentals. These areas came under pressure in March and April, due principally to larger-than-expected losses. This resulted in improving relative performance for the Fund later in the period.
- Japanese stocks performed well during the first four months of the calendar year. However, the Fund's portfolio is underweighted in Japan relative to the EAFE Growth index because of the persistence of uncertain economic, political, and market conditions in that country. The Fund had approximately 17% of its net assets invested in Japan at the end of April.

    HARBOR GLOBAL EQUITY FUND                                                         04/30/2002  $7.67
    INCEPTION DATE--FEBRUARY 1, 2001                             NET ASSET VALUE:     10/31/2001  $7.39

[HARBOR GLOBAL EQUITY FUND GRAPH]

                                                                       GLOBAL EQUITY                        MSCI WORLD
                                                                       -------------                        ----------
                                                                         10000.00                           10000.00
4/30/01                                                                   8920.00                            9181.32
4/30/02                                                                   7675.76                            7909.98

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years     Since
                                                                       Inception
--------------------------------------------------------------------------------
 Harbor Global Equity Fund              3.87%     -13.95%      N/A      -19.07%
--------------------------------------------------------------------------------
 MSCI World                             3.29%     -13.85%     3.98%     -17.10%
--------------------------------------------------------------------------------

Harbor Global Equity Fund slightly outperformed the MSCI World index during the six-month period ended April 30, 2002.
- Global equity markets continued to rally during the last two months of 2001, after reaching a low for the year in mid-September. Over the first four months of 2002, however, global equity markets gave back some of those gains despite evidence that a global economic recovery was underway. Investors remained concerned about the pace of an earnings recovery for corporations.
- An overweighted position in consumer discretionary stocks benefited the Fund's performance over the period. Holdings in this sector are diversified and include automakers, hotels, retailers, home builders and media companies. A shift in the Fund's portfolio to companies that are more economically sensitive has been gradual, given continued uncertainty about the timing and strength of a recovery. The Fund focuses on companies that display both strong competitive advantages and improving business fundamentals.
- The Fund also benefited from exposure to emerging markets, where the manager was able to identify industry-leading companies that were trading at attractive valuations relative to their global industry peers. In particular, selected emerging markets companies in the auto, financial services, media, and telecommunications industries were strong performers.
- An underweighted position in the industrials sector detracted from performance over the six-month period. While many multinational industrials are conglomerates, the manager prefers to focus on companies that are part of a specific industry.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investments of 5.3%)

    Spain (SP)                               0.5

    China (CHN)                              0.9

    Norway (NOR)                             1.1

    South Africa (S. AFR)                    1.4

    Singapore (SGP)                          1.5

    Australia (AUS)                          1.6

    Denmark (DEN)                            1.7

    Hong Kong (HK)                           1.7

    Germany (GER)                            1.9

    Brazil (BR)                              3.5

    Finland (FIN)                            3.6

    Italy (IT)                               3.6

    Japan (JP)                               6.4

    Sweden (SW)                              6.4

    Netherlands (NET)                        6.7

    Switzerland (SWS)                       12.9

    France (FR)                             17.4

    United Kingdom (UK)                     21.9


COMMON STOCKS--94.7%
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
AUTO COMPONENTS--1.8%
               Compagnie Financiere Michelin--Bearer
     83,200      (SWS)....................................  $   28,218
  1,062,278    Michelin--Registered (FR)..................      41,131
                                                            ----------
                                                                69,349
                                                            ----------
AUTOMOBILES--2.3%
  1,782,226    Peugeot SA (FR)............................      88,585
                                                            ----------
BANKS--13.3%
  4,511,062    ABN Amro Holding NV (NET)..................      89,364
    684,200    Bankinter SA--Registered (SP)..............      21,766
  1,267,766    BNP Paribas (FR)...........................      66,210
    562,774    Deutsche Bank AG--Registered (GER).........      37,297
 14,917,026    IntesaBci SpA (IT).........................      48,221
  4,986,733    San Paolo IMI SpA (IT).....................      55,545
  5,539,900    Standard Chartered plc (UK)................      68,187

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
BANKS--CONTINUED
  1,401,936    UBS AG--Registered (SWS)...................  $   67,518
               United Overseas Bank Ltd. (Alien Market)
  7,488,842      (SGP)....................................      59,499
                                                            ----------
                                                               513,607
                                                            ----------
BEVERAGES--2.8%
  8,076,537    Diageo plc (UK)............................     107,173
                                                            ----------
BUILDING PRODUCTS--1.2%
    273,400    Compagnie de Saint-Gobain (FR).............      46,775
                                                            ----------
CHEMICALS--2.3%
  1,068,619    Bayer AG (GER).............................      34,997
  3,500,000    The BOC Group plc (UK).....................      53,020
                                                            ----------
                                                                88,017
                                                            ----------
COMMUNICATIONS EQUIPMENT--1.4%
  2,421,800    Ericsson (LM) Tel Ab Cl. B ADR (SW)(1)*....       6,030
 19,043,743    Ericsson (LM) Tel Ab Series B (SW)*........      47,748
                                                            ----------
                                                                53,778
                                                            ----------
DIVERSIFIED FINANCIALS--2.4%
  2,452,938    ING Groep NV (NET).........................      64,716
  4,962,000    Swire Pacific Ltd. Cl. A (HK)..............      29,776
                                                            ----------
                                                                94,492
                                                            ----------
FOOD PRODUCTS--2.7%
    448,000    Nestle SA--Registered (SWS)................     105,808
                                                            ----------
HOTELS RESTAURANTS & LEISURE--1.5%
  1,425,565    Accor SA (FR)..............................      57,585
                                                            ----------
HOUSEHOLD DURABLES--3.0%
    909,391    Hunter Douglas NV (NET)....................      30,298
  1,591,200    Sony Corp. (JP)............................      85,472
                                                            ----------
                                                               115,770
                                                            ----------
INSURANCE--3.7%
  1,398,978    Assicurazioni Generali SpA (IT)............      33,785
  2,256,272    AXA SA (FR)................................      47,846
    226,820    Swiss Reinsurance Co. (SWS)................      22,869
    173,855    Zurich Financial Services Group (SWS)......      40,418
                                                            ----------
                                                               144,918
                                                            ----------
LEISURE EQUIPMENT & PRODUCTS--1.0%
  1,158,000    Fuji Photo Film Co. (JP)...................      36,780
                                                            ----------
MEDIA--1.6%
  2,347,919    News Corp. Ltd. ADR (AUS)(1)...............      61,938
                                                            ----------
METALS & MINING--12.6%
  4,748,740    Anglo American plc ADR (UK)(1).............      74,318
  2,000,000    AngloGold Ltd. ADR (S. AFR)(1).............      53,600
  5,014,200    Arcelor (FR)*..............................      69,080
 12,629,050    BHP Billiton plc ADR (UK)(1)...............     136,820
  1,750,000    Companhia Vale do Rio Doce Pfd. (BR).......      47,057
  1,399,163    Pechiney SA Series A (FR)..................      67,655
  2,180,183    Rio Tinto plc--Registered (UK).............      40,490
                                                            ----------
                                                               489,020
                                                            ----------
OFFICE ELECTRONICS--3.2%
  3,240,000    Canon Inc. (JP)............................     124,096
                                                            ----------
OIL & GAS--13.3%
 11,393,662    BG Group plc (UK)..........................      50,867
 14,635,576    BP plc (UK)................................     124,818
214,000,000    China Petroleum & Chemical Corp. (CHN).....      34,299
    862,300    Norsk Hydro ASA (NOR)......................      42,422

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                              VALUE
  SHARES                                                      (000S)
----------------------------------------------------------------------
OIL & GAS--CONTINUED
               Petroleo Brasileiro SA-PETROBRAS Pfd.
  3,899,443      (BR).....................................  $   90,687
               Royal Dutch Petroleum Co.--Registered
  1,434,000      (NET)....................................      74,941
    630,677    Total Fina Elf SA (FR).....................      95,519
                                                            ----------
                                                               513,553
                                                            ----------
PAPER & FOREST PRODUCTS--6.1%
  1,405,900    Holmen Ab Series B (SW)....................      34,157
  4,900,000    Stora Enso Ojy (FIN).......................      62,143
  1,780,704    Svenska Cellulosa Ab Series B (SW).........      60,395
  2,257,809    UPM-Kymmene Corp. (FIN)....................      78,882
                                                            ----------
                                                               235,577
                                                            ----------
PHARMACEUTICALS--6.1%
    875,483    Aventis SA (FR)............................      62,160
  2,612,760    Novartis AG--Registered (SWS)..............     109,479
  2,225,900    Novo Nordisk A/S Series B (DEN)............      65,230
                                                            ----------
                                                               236,869
                                                            ----------
SPECIALTY RETAIL--3.2%
               Compagnie Financiere Richemont AG--Bearer
  5,538,700      (SWS)....................................     125,519
                                                            ----------
TOBACCO--7.5%
  8,141,947    British American Tobacco plc (UK)..........      83,254
  7,803,107    Imperial Tobacco Group plc (UK)............     109,861
 12,436,474    Swedish Match Ab (SW)......................      97,896
                                                            ----------
                                                               291,011
                                                            ----------
TRANSPORTATION INFRASTRUCTURE--0.8%
 31,779,732    Eurotunnel SA Units (FR)*..................      29,188
               Eurotunnel SA Warrants (FR)*
 19,000,000      Expire 10/30/2003........................         513
                                                            ----------
                                                                29,701
                                                            ----------
WIRELESS TELECOMMUNICATION SERVICES--0.9%
 10,725,000    China Mobile (Hong Kong) Ltd. (HK)*........      35,136
                                                            ----------
TOTAL COMMON STOCKS
  (Cost $2,435,652).......................................   3,665,057
                                                            ----------

SHORT-TERM INVESTMENTS--4.6%
 PRINCIPAL
  AMOUNT                                                      VALUE
  (000S)                                                      (000S)
----------------------------------------------------------------------
COMMERCIAL PAPER
               American Express Credit Corp. Yrs 1&2
$    25,119      1.700%--05/01/2002.......................  $   25,119

               Citicorp
      6,246      1.680%--05/01/2002.......................       6,246
     25,000      1.680%--05/03/2002.......................      25,000
                                                            ----------
                                                                31,246
                                                            ----------
               Exxon Project Investment Yrs 3&4
     35,291      1.750%--05/01/2002.......................      35,291

               General Electric Capital Corp.
     30,000      1.800%--05/01/2002.......................      30,000
     30,000      1.700%--05/02/2002.......................      30,000
                                                            ----------
                                                                60,000
                                                            ----------
               Prudential Funding Corp.
     26,446      1.730%--05/06/2002.......................      26,446
                                                            ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $178,102).........................................     178,102
                                                            ----------
TOTAL INVESTMENTS--99.3%
  (Cost $2,613,754).......................................   3,843,159
CASH AND OTHER ASSETS, LESS LIABILITIES--0.7%.............      25,970
                                                            ----------
TOTAL NET ASSETS--100.0%..................................  $3,869,129
                                                            ==========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.3%)

    China (CHN)                              1.0

    Denmark (DEN)                            1.2

    Singapore (SGP)                          1.5

    Israel (IL)                              1.7

    South Africa (S. AFR)                    1.7

    Germany (GER)                            2.1

    Australia (AUS)                          2.6

    Hong Kong (HK)                           3.1

    Italy (IT)                               3.2

    Brazil (BR)                              3.3

    Netherlands (NET)                        5.8

    Japan (JP)                               6.0

    Finland (FIN)                            6.2

    Sweden (SW)                              7.2

    Switzerland (SWS)                       11.1

    United Kingdom (UK)                     17.8

    France (FR)                             22.2

COMMON STOCKS--97.7%
                                                               VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
AUTO COMPONENTS--2.3%
   43,467    Michelin--Registered (FR)......................  $ 1,683
                                                              -------
AUTOMOBILES--2.3%
   34,474    Peugeot SA (FR)................................    1,714
                                                              -------
BANKS--15.1%
   98,230    ABN Amro Holding NV (NET)......................    1,946
   56,200    BNP Paribas (FR)...............................    2,935
   11,826    Deutsche Bank AG--Registered (GER).............      784
  119,367    San Paolo IMI SpA (IT).........................    1,330
  123,655    Standard Chartered plc (UK)....................    1,522
   32,252    UBS AG--Registered (SWS).......................    1,553
             United Overseas Bank Ltd. (Alien Market)
  146,000      (SGP)........................................    1,160
                                                              -------
                                                               11,230
                                                              -------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
BEVERAGES--1.6%
   90,000    Diageo plc (UK)................................  $ 1,194
                                                              -------
BIOTECHNOLOGY--1.1%
  550,000    Novogen Ltd. (AUS)*............................      813
                                                              -------
BUILDING PRODUCTS--1.6%
    6,781    Compagnie de Saint-Gobain (FR).................    1,160
                                                              -------
CHEMICALS--2.6%
   22,881    Bayer AG (GER).................................      749
   77,000    The BOC Group plc (UK).........................    1,166
                                                              -------
                                                                1,915
                                                              -------
COMMUNICATIONS EQUIPMENT--5.0%
  966,657    Ericsson (LM) Tel Ab Series B (SW)*............    2,424
  100,574    NICE Systems Ltd. ADR (IL)(1)*.................    1,260
                                                              -------
                                                                3,684
                                                              -------
DIVERSIFIED FINANCIALS--3.8%
   48,894    ING Groep NV (NET).............................    1,290
  261,000    Swire Pacific Ltd. Cl. A (HK)..................    1,566
                                                              -------
                                                                2,856
                                                              -------
FOOD PRODUCTS--1.6%
    5,000    Nestle SA--Registered (SWS)....................    1,181
                                                              -------
HOTELS RESTAURANTS & LEISURE--1.6%
   28,935    Accor SA (FR)..................................    1,169
                                                              -------
HOUSEHOLD DURABLES--4.5%
   62,100    Sony Corp. (JP)................................    3,336
                                                              -------
INSURANCE--6.0%
   41,922    Assicurazioni Generali SpA (IT)................    1,012
   64,628    AXA UAP (FR)...................................    1,370
   11,000    Swiss Reinsurance Co. (SWS)....................    1,109
    4,209    Zurich Financial Services Group (SWS)..........      979
                                                              -------
                                                                4,470
                                                              -------
MACHINERY--1.9%
   15,198    Kone Oyj Series B (FIN)........................    1,438
                                                              -------
MEDIA--1.5%
   42,681    News Corp. Ltd. ADR (AUS)(1)...................    1,126
                                                              -------
METALS & MINING--14.2%
   75,000    Anglo American plc (UK)........................    1,182
   47,000    AngloGold Ltd. ADR (S. AFR)(1).................    1,260
   99,500    Arcelor (FR)*..................................    1,371
  549,335    BHP Billiton plc (UK)..........................    2,937
  100,000    Boliden Ab (SW)................................      408
   40,000    Companhia Vale do Rio Doce Pfd. (BR)...........    1,076
   34,000    Pechiney SA (FR)...............................    1,644
   35,000    Rio Tinto plc--Registered (UK).................      650
                                                              -------
                                                               10,528
                                                              -------
OFFICE ELECTRONICS--1.5%
   30,000    Canon Inc. (JP)................................    1,149
                                                              -------
OIL & GAS--7.6%
  170,598    BP plc. (UK)...................................    1,455
4,750,000    China Petroleum & Chemical Corp. (CHN).........      761
   59,557    Petrol Brasileiro SA Pfd. (BR).................    1,385
   20,000    Royal Dutch Petroleum Co.--Registered (NET)....    1,045
    6,567    Total Fina Elf SA (FR).........................      995
                                                              -------
                                                                5,641
                                                              -------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL FUND II
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
PAPER & FOREST PRODUCTS--6.1%
   97,000    Stora Enso Ojy Series R (FIN)..................  $ 1,230
   38,896    Svenska Cellulosa Ab Series B (SW).............    1,319
   55,991    UPM-Kymmene Corp. (FIN)........................    1,956
                                                              -------
                                                                4,505
                                                              -------
PHARMACEUTICALS--5.1%
   16,098    Aventis SA (FR)................................    1,143
      292    GlaxoSmithKline plc (UK).......................        7
   41,930    Novartis AG--Registered (SWS)..................    1,757
   30,000    Novo Nordisk A/S Series B (DEN)................      879
                                                              -------
                                                                3,786
                                                              -------
SPECIALTY RETAIL--2.2%
             Compagnie Financiere Richemont AG--Bearer
   72,300      (SWS)........................................    1,638
                                                              -------
TOBACCO--4.4%
  125,000    British American Tobacco plc (UK)..............    1,278
   56,000    Imperial Tobacco Group plc (UK)................      788
  150,000    Swedish Match Ab (SW)..........................    1,181
                                                              -------
                                                                3,247
                                                              -------
TRANSPORTATION INFRASTRUCTURE--1.7%
1,401,679    Eurotunnel SA Units (FR)*......................    1,287
                                                              -------

COMMON STOCKS--CONTINUED
                                                               VALUE
 SHARES                                                       (000S)
---------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.4%
   45,069    China Mobile (Hong Kong) Ltd. ADR (HK)(1)*.....  $   749
   64,298    Vodafone Group plc ADR (UK)(1)*................    1,042
                                                              -------
                                                                1,791
                                                              -------
TOTAL COMMON STOCKS
  (Cost $72,938)............................................   72,541
                                                              -------

SHORT-TERM INVESTMENT--1.5%
(Cost $1,084)
PRINCIPAL
 AMOUNT
 (000S)
---------------------------------------------------------------------
             General Electric Capital Corp.
$   1,084      1.800%--05/01/2002...........................    1,084
                                                              -------
TOTAL INVESTMENTS--99.2%
  (Cost $74,022)............................................   73,625
CASH AND OTHER ASSETS, LESS LIABILITIES--0.8%...............      579
                                                              -------
TOTAL NET ASSETS--100.0%....................................  $74,204
                                                              =======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.
    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 2.7%)

    Switzerland (SWS)                        1.0

    Belgium (BEL)                            1.2

    Netherlands (NET)                        1.4

    Norway (NOR)                             1.9

    Spain (SP)                               2.0

    Italy (IT)                               3.2

    Sweden (SW)                              3.6

    Hong Kong (HK)                           6.0

    South Korea (S. KOR)                     6.6

    Germany (GER)                            7.5

    Canada (CAN)                             7.7

    United Kingdom (UK)                      13.2

    Japan (JP)                               16.7

    France (FR)                              25.3


COMMON STOCKS--97.3%
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
AUTOMOBILES--7.7%
  2,195,600    Nissan Motor Co. Ltd. (JP)...................  $ 16,887
    270,200    Renault SA (FR)..............................    12,518
                                                              --------
                                                                29,405
                                                              --------
BANKS--11.7%
    263,900    ABN Amro Holding NV (NET)....................     5,228
     93,000    Banco Popular Espanol SA (SP)................     3,811
    165,800    BNP Paribas (FR).............................     8,659
    897,000    IntesaBci SpA (IT)...........................     2,900
    740,300    Lloyds TSB Group plc (UK)....................     8,508
    668,000    Nordea Ab (SW)...............................     3,798
               Skandinaviska Enskilda Banken (publ) Series A
    409,300      (SW).......................................     3,918
    347,500    Standard Chartered plc (UK)..................     4,277
     81,600    UBS AG--Registered (SWS).....................     3,930
                                                              --------
                                                                45,029
                                                              --------
BEVERAGES--5.8%
    288,000    Asahi Breweries Ltd. (JP)....................     2,652
    158,100    Interbrew SA (BEL)...........................     4,702
    111,200    Pernod Ricard (FR)...........................    10,263
    486,400    Scottish & Newcastle plc (UK)................     4,449
                                                              --------
                                                                22,066
                                                              --------
COMMERCIAL SERVICES & SUPPLIES--1.7%
    526,000    Dai Nippon Printing Co. Ltd. (JP)............     6,625
                                                              --------

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
DIVERSIFIED FINANCIALS--2.2%
     14,200    Shohkoh Fund & Co. Ltd. (JP).................  $  1,747
     90,000    Takefuji Corp. (JP)..........................     6,502
                                                              --------
                                                                 8,249
                                                              --------
DIVERSIFIED TELECOMMUNICATION SERVICES--3.3%
    563,000    KT Corp. ADR (S. KOR)(1).....................    12,752
                                                              --------
ELECTRIC UTILITIES--6.1%
  1,570,900    Enel SpA (IT)................................     9,322
  2,679,500    Hong Kong Electric Holdings Ltd. (HK)........    10,170
    213,100    Union Fenosa SA (SP).........................     3,755
                                                              --------
                                                                23,247
                                                              --------
ELECTRICAL EQUIPMENT--2.7%
    215,800    Schneider Electric SA (FR)...................    10,406
                                                              --------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
     29,700    Hoya Corp. (JP)..............................     2,210
                                                              --------
ENERGY EQUIPMENT & SERVICES--2.0%
  7,517,300    Kvaerner ASA Series A (NOR)*.................     7,468
                                                              --------
FOOD & DRUG RETAILING--3.7%
    146,400    Familymart Co. Ltd. (JP).....................     3,089
  1,105,800    Tesco plc (UK)...............................     4,236
     89,500    Weston George Ltd. (CAN).....................     6,778
                                                              --------
                                                                14,103
                                                              --------
FOOD PRODUCTS--0.6%
    325,200    Cadbury Schweppes plc (UK)...................     2,466
                                                              --------
GAS UTILITIES--4.6%
  5,727,900    Centrica plc (UK)............................    17,625
                                                              --------
HOUSEHOLD DURABLES--2.6%
    361,300    Electrolux Ab (SW)...........................     6,004
     28,800    Nintendo Co. Ltd. (JP).......................     4,036
                                                              --------
                                                                10,040
                                                              --------
INSURANCE--2.4%
               Muenchener Ruckversicherungs-Ges
     37,700      AG--Registered (GER).......................     9,336
                                                              --------
MEDIA--5.6%
    807,000    British Sky Broadcasting Group plc (UK)......     9,028
    407,600    Publicis Groupe SA (FR)......................    12,442
                                                              --------
                                                                21,470
                                                              --------
MULTILINE RETAIL--1.6%
    126,000    Ito-Yokado Co. Ltd. (JP).....................     6,209
                                                              --------
OFFICE ELECTRONICS--1.1%
    232,000    Ricoh Co. Ltd. (JP)..........................     4,326
                                                              --------
OIL & GAS--10.4%
  9,624,800    CNOOC Ltd. (HK)..............................    12,773
    432,000    Talisman Energy Inc. (CAN)...................    18,460
     56,200    Total Fina Elf SA (FR).......................     8,512
                                                              --------
                                                                39,745
                                                              --------
PHARMACEUTICALS--13.7%
    256,775    Aventis SA (FR)..............................    18,231
    339,000    Daiichi Pharmaceutical Co. Ltd. (JP).........     6,611
    127,800    Sanofi Synthelabo (FR).......................     8,176
    322,400    Schering AG (GER)............................    19,639
                                                              --------
                                                                52,657
                                                              --------
ROAD & RAIL--1.1%
     89,300    Canadian National Railway Co. (CAN)..........     4,237
                                                              --------

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                               VALUE
  SHARES                                                       (000S)
----------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--3.2%
     42,000    Samsung Electronics Co. Ltd. (S. KOR)........  $ 12,447
                                                              --------
TEXTILES & APPAREL--2.1%
    154,000    LVMH Moet Hennessy Louis Vuitton (FR)........     8,050
                                                              --------
TOBACCO--0.8%
        502    Japan Tobacco Inc. (JP)......................     3,044
                                                              --------
TOTAL COMMON STOCKS
  (Cost $356,540)...........................................   373,212
                                                              --------

SHORT-TERM INVESTMENT--4.7%
(Cost $18,057)
 PRINCIPAL
  AMOUNT                                                       VALUE
  (000S)                                                       (000S)
----------------------------------------------------------------------
REPURCHASE AGREEMENT
               Repurchase Agreement with State Street Bank &
                 Trust dated April 30, 2002 due May 1, 2002
                 at 0.65% collateralized by a U.S. Treasury
                 Bill 12.0% August 15, 2013, par value of
                 $13,125 (repurchase proceeds of $18,057
$    18,057      when closed on May 1, 2002)................  $ 18,057
                                                              --------
TOTAL INVESTMENTS--102.0%
  (Cost $374,597)...........................................   391,269
CASH AND OTHER ASSETS, LESS LIABILITIES--(2.0%).............    (7,525)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $383,744
                                                              ========

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

INVESTMENT HOLDINGS BY COUNTRY (% OF NET ASSETS)
(Excludes net cash and short-term investment of 4.8%)

    Spain (SP)                               0.2

    Sweden (SW)                              0.2

    Israel (IL)                              0.3

    Brazil (BR)                              0.4

    Finland (FIN)                            0.5

    Hong Kong (HK)                           0.5

    Portugal (PORT)                          0.5

    Taiwan (TWN)                             0.5

    Australia (AUS)                          0.6

    Belgium (BEL)                            0.6

    Singapore (SGP)                          0.6

    Ireland (IE)                             1.0

    Italy (IT)                               1.0

    Canada (CAN)                             1.2

    Mexico (MEX)                             1.3

    South Korea (S. KOR)                     1.6

    Netherlands (NET)                        1.8

    Germany (GER)                            2.3

    Switzerland (SWS)                        3.6

    France (FR)                              5.0

    Japan (JP)                               7.1

    United Kingdom (UK)                      10.2

    United States (US)                       54.2


COMMON STOCKS--95.2%
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AEROSPACE & DEFENSE--1.4%
  9,000      BAE Systems plc (UK).............................  $   46
    650      General Dynamics Corp. (US)......................      63
                                                                ------
                                                                   109
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 AIR FREIGHT & COURIERS--1.2%
    700      Fedex Corp. (US).................................  $   36
  1,800      TNT Post Groep NV (NET)..........................      39
  1,000      Yamato Transport Co. Ltd. (JP)...................      17
                                                                ------
                                                                    92
                                                                ------
AIRLINES--1.5%
  2,700      AMR Corp. (US)*..................................      58
  1,300      Continental Airlines Inc. Cl. B (US).............      34
 10,000      Qantas Airways Ltd. (AUS)........................      24
                                                                ------
                                                                   116
                                                                ------
AUTO COMPONENTS--0.3%
             American Axle & Manufacturing Holdings Inc.
    600        (US)...........................................      20
                                                                ------
AUTOMOBILES--3.5%
    650      Bayerische Motoren Werke AG (GER)................      26
    300      General Motors Corp. (US)........................      19
  1,000      Honda Motor Co. Ltd. (JP)........................      45
    600      Hyundai Motor Co. (S. KOR).......................      22
    300      Magna International Inc. Cl. A (CAN).............      22
 14,000      Nissan Motor Co. Ltd. (JP).......................     108
    400      Peugeot SA (FR)..................................      20
                                                                ------
                                                                   262
                                                                ------
BANKS--9.2%
  2,050      Bank of America Corp. (US).......................     149
  3,100      Bank of Ireland (IE).............................      36
  5,200      Barclays Bank plc (UK)...........................      45
  1,100      BNP Paribas (FR).................................      57
  1,500      Credit Suisse Group--Registered (SWS)............      53
  2,700      Dexia (BEL)......................................      44
  3,550      HSBC Holdings plc (UK)...........................      42
    948      Kookmin Bank ADR (S. KOR)(1).....................      44
  1,400      Royal Bank of Canada (CAN).......................      49
  1,100      Royal Bank of Scotland Group plc (UK)............      32
  3,000      Standard Chartered plc (UK)......................      37
    600      UBS AG ADR (SWS)(1)..............................      29
    710      UBS AG--Registered (SWS).........................      34
             Unibanco-Uniao de Bancos Brasileiros SA GDR
  1,200        (BR)(2)........................................      29
    450      Washington Mutual Inc. (US)......................      17
                                                                ------
                                                                   697
                                                                ------
BEVERAGES--1.5%
  1,200      Coca Cola Co. (US)...............................      67
    900      Pepsico Inc. (US)................................      47
                                                                ------
                                                                   114
                                                                ------
BIOTECHNOLOGY--1.0%
  1,500      Amgen Inc. (US)*.................................      79
                                                                ------
CHEMICALS--1.1%
    200      Akzo Nobel NV (NET)..............................       9
  1,300      Praxair Inc. (US)................................      74
                                                                ------
                                                                    83
                                                                ------
COMMERCIAL SERVICES & SUPPLIES--1.2%
  3,700      Brambles Industries Ltd. (AUS)...................      20
    650      First Data Corp. (US)............................      52
  7,700      Hays plc (UK)....................................      19
                                                                ------
                                                                    91
                                                                ------
COMMUNICATIONS EQUIPMENT--1.2%
  3,700      Cisco Systems Inc. (US)..........................      54
  1,300      Nokia Oyj ADR (FIN)(1)...........................      21
    400      QUALCOMM Inc. (US)...............................      12
                                                                ------
                                                                    87
                                                                ------

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
 COMPUTERS & PERIPHERALS--0.8%
    700      International Business Machines Corp. (US).......  $   59
                                                                ------
CONSTRUCTION MATERIALS--1.3%
  2,200      CRH plc (IE).....................................      38
    160      Holcim SA--Bearer (SWS)..........................      37
    250      Lafarge SA--Bearer (FR)..........................      24
                                                                ------
                                                                    99
                                                                ------
DIVERSIFIED FINANCIALS--5.8%
  2,400      AMVESCAP plc (UK)................................      25
  4,300      Citigroup Inc. (US)..............................     186
  4,000      Daiwa Securities Group Inc. (JP).................      27
    550      Federal National Mortgage Association (US).......      43
    400      Goldman Sachs Group Inc. (US)....................      31
  1,700      ING Groep NV ADR (NET)(1)........................      45
    900      ING Groep NV (NET)...............................      24
    300      Merrill Lynch & Co. Inc. (US)....................      13
  3,000      Nomura Holdings Inc. (JP)........................      42
                                                                ------
                                                                   436
                                                                ------
DIVERSIFIED TELECOMMUNICATION SERVICES--2.3%
    550      KT Corp. ADR (S. KOR)(1).........................      12
  5,250      Portugal Telecom SGPS SA--Registered (PORT)......      38
  1,600      SBC Communications Inc. (US).....................      50
  1,100      Telefonos de Mexico SA de CV ADR (MEX)(1)........      42
    700      Verizon Communications (US)......................      28
                                                                ------
                                                                   170
                                                                ------
ELECTRIC UTILITIES--0.3%
    400      E. On AG (GER)...................................      21
                                                                ------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.6%
  3,050      Flextronics International Ltd. (SGP)*............      42
                                                                ------
ENERGY EQUIPMENT & SERVICES--1.4%
  1,000      Baker Hughes Inc. (US)...........................      38
    610      Kinder Morgan Management LLC (US)................      22
    300      Technip-Coflexip (FR)............................      42
                                                                ------
                                                                   102
                                                                ------
FOOD PRODUCTS--1.0%
    700      Nestle SA ADR (SWS)(1)...........................      41
    160      Nestle SA--Registered (SWS)......................      38
                                                                ------
                                                                    79
                                                                ------
GAS UTILITIES--0.9%
  1,100      Kinder Morgan Inc. (US)..........................      53
    650      Sempra Energy (US)...............................      17
                                                                ------
                                                                    70
                                                                ------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
  5,400      Smith & Nephew plc (UK)..........................      31
  1,600      Terumo Corp. (JP)................................      24
                                                                ------
                                                                    55
                                                                ------
HEALTH CARE PROVIDERS & SERVICES--1.3%
    300      Anthem Inc. (US).................................      20
    400      Fresenius Medical Care AG (GER)..................      24
  1,200      HCA Inc. (US)....................................      57
                                                                ------
                                                                   101
                                                                ------
HOTELS RESTAURANTS & LEISURE--3.3%
  1,940      Carnival Corp. (US)..............................      65
 11,200      Compass Group plc (UK)...........................      70
 13,450      Hilton Group plc (UK)............................      50
  2,600      Hilton Hotels Corp. (US).........................      43
  2,300      Six Continents plc (UK)..........................      25
                                                                ------
                                                                   253
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
HOUSEHOLD DURABLES--2.5%
  1,100      Electrolux Ab (SW)...............................  $   18
    800      KB Home (US).....................................      40
    700      Lennar Corp. (US)................................      39
  2,500      Sega Corp. (JP)..................................      56
  1,200      Thomson Multimedia (FR)..........................      33
                                                                ------
                                                                   186
                                                                ------
HOUSEHOLD PRODUCTS--1.2%
  1,000      Kao Corp. (JP)...................................      20
    750      Procter & Gamble Co. (US)........................      68
                                                                ------
                                                                    88
                                                                ------
INDUSTRIAL CONGLOMERATES--2.4%
    200      3M Co. (US)......................................      25
  4,950      General Electric Co. (US)........................     156
                                                                ------
                                                                   181
                                                                ------
INSURANCE--7.1%
    800      ACE Ltd. (US)....................................      35
    900      Aegon NV (NET)...................................      21
    110      Allianz AG--Registered (GER).....................      26
  1,000      American International Group Inc. (US)...........      69
  3,100      CGNU plc (UK)....................................      32
  1,100      Hartford Financial Services Group Inc. (US)......      76
  1,000      John Hancock Financial Services Inc. (US)........      39
    900      Lincoln National Corp. (US)......................      43
    750      Manulife Financial Corp. (CAN)...................      22
      3      Millea Holdings (JP).............................      23
             Muenchener Ruckversicherungs-Ges AG--Registered
    160        (GER)..........................................      40
  2,300      Riunione Adriatica di Sicurta SpA (IT)...........      30
    400      Swiss Reinsurance Co. (SWS)......................      40
    400      XL Capital Ltd. Cl. A (US).......................      38
                                                                ------
                                                                   534
                                                                ------
INTERNET SOFTWARE & SERVICES--0.1%
    550      Check Point Software Technologies Ltd. (IL)*.....      10
                                                                ------
IT CONSULTING & SERVICES--1.1%
  1,300      Accenture Ltd. Cl. A (US)........................      28
    650      Electronic Data Systems Corp. (US)...............      35
    750      Tietoenator Ojy (FIN)............................      19
                                                                ------
                                                                    82
                                                                ------
MEDIA--6.1%
  2,800      AOL Time Warner Inc. (US)*.......................      53
  1,100      Clear Channel Communications Inc. (US)*..........      52
  1,000      Disney (Walt) Co. (US)...........................      23
  1,200      Grupo Televisa SA de CV ADR (MEX)(1).............      54
  5,200      Mediaset SpA (IT)................................      44
    900      New York Times Co. Cl. A (US)....................      42
     80      Nippon Television Network Corp (JP)..............      19
    600      Omnicom Group Inc. (US)..........................      52
  1,400      Pearson plc ADR (UK)(1)..........................      17
    200      Reed Elsevier Group plc ADR (UK)(1)..............       8
  4,500      Reed Elsevier Group plc (UK).....................      44
    750      Sogecable SA (SP)................................      15
    750      Viacom Inc. Cl. B (US)*..........................      35
                                                                ------
                                                                   458
                                                                ------
METALS & MINING--2.4%
  2,000      Alcoa Inc. (US)..................................      68
    900      Nucor Corp. (US).................................      53
    300      Pechiney SA ADR (FR)(1)..........................       7
    200      Pechiney SA (FR).................................      10

                              INTERNATIONAL EQUITY

HARBOR GLOBAL EQUITY FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
METALS & MINING--CONTINUED
    800      Posco ADR (S. KOR)(1)............................  $   20
  1,100      Rio Tinto plc--Registered (UK)...................      20
                                                                ------
                                                                   178
                                                                ------
MULTILINE RETAIL--4.1%
    400      Ito-Yokado Co. Ltd. ADR (JP)(1)..................      20
  1,000      Ito-Yokado Co. Ltd. (JP).........................      49
  6,268      Kingfisher plc (UK)..............................      35
  3,000      Next plc (UK)....................................      45
  1,500      Target Corp. (US)................................      65
  1,700      Wal-Mart Stores Inc. (US)........................      95
                                                                ------
                                                                   309
                                                                ------
MULTI-UTILITIES--0.6%
    400      Duke Energy Corp. (US)...........................      15
    700      Suez (FR)........................................      21
    400      Vivendi Environnement (FR).......................      13
                                                                ------
                                                                    49
                                                                ------
OFFICE ELECTRONICS--0.3%
  1,000      Ricoh Co. Ltd. (JP)..............................      19
                                                                ------
OIL & GAS--4.6%
  4,300      BP plc (UK)......................................      37
  3,450      Exxon Mobil Corp. (US)...........................     139
    650      Total Fina Elf SA ADR (FR)(1)....................      49
    400      Total Fina Elf SA (FR)...........................      60
  1,700      Unocal Corp. (US)................................      63
                                                                ------
                                                                   348
                                                                ------
PHARMACEUTICALS--8.2%
    300      Aventis SA (FR)..................................      21
    750      Eli Lilly & Co. (US).............................      50
  1,500      GlaxoSmithKline plc ADR (UK)(1)..................      72
  1,800      Johnson & Johnson (US)...........................     115
    400      Merck & Co. Inc. (US)............................      22
  3,900      Pfizer Inc. (US).................................     142
    400      Pharmacia Corp. (US).............................      16
    300      Sanofi-Synthelabo (FR)...........................      19
    550      Schering AG (GER)................................      33
  1,000      Takeda Chemical Industries Ltd. (JP).............      44
             Teva Pharmaceutical Industries Ltd. ADR
    300        (IL)(1)........................................      17
  1,200      Wyeth (US).......................................      68
                                                                ------
                                                                   619
                                                                ------
SEMICONDUCTOR EQUIPMENT & PRODUCTS--2.9%
  1,700      Intel Corp. (US).................................      49
  1,100      Micron Technology Inc. (US)*.....................      26
     70      Samsung Electronics Co. Ltd. (S. KOR)............      21
             Taiwan Semiconductor Manufacturing Co. Ltd. ADR
  1,950        (TWN)(1)*......................................      35
  2,800      Texas Instruments Inc. (US)......................      87
                                                                ------
                                                                   218
                                                                ------

COMMON STOCKS--CONTINUED
                                                                VALUE
 SHARES                                                         (000S)
----------------------------------------------------------------------
SOFTWARE--2.3%
  2,800      Microsoft Corp. (US)*............................  $  146
  1,000      Siebel Systems Inc. (US).........................      24
                                                                ------
                                                                   170
                                                                ------
SPECIALTY RETAIL--3.2%
  1,100      Best Buy Co Inc. (US)*...........................      82
  1,500      Home Depot Inc. (US).............................      70
  1,100      Lowe's Cos. Inc. (US)............................      46
  2,300      Staples Inc. (US)*...............................      46
                                                                ------
                                                                   244
                                                                ------
TOBACCO--2.0%
  2,800      Philip Morris Cos. Inc. (US).....................     152
                                                                ------
WIRELESS TELECOMMUNICATION SERVICES--1.3%
  2,100      China Mobile (Hong Kong) Ltd. ADR (HK)(1)*.......      35
     10      NTT DoCoMo Inc. (JP).............................      25
 25,150      Vodafone Group plc (UK)..........................      41
                                                                ------
                                                                   101
                                                                ------
TOTAL COMMON STOCKS
  (Cost $7,439)...............................................   7,183
                                                                ------

SHORT-TERM INVESTMENT--4.6%
(Cost $348)
PRINCIPAL
AMOUNT
(000S)
----------------------------------------------------------------------
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               0.65% collateralized by a U.S. Treasury Bill
               12.0% August 15, 2013, par value of
               $255 (repurchase proceeds of $348 when closed
               on
 $  348        May 1, 2002)...................................     348
                                                                ------
TOTAL INVESTMENTS--99.8%
  (Cost $7,787)...............................................   7,531
CASH AND OTHER ASSETS, LESS LIABILITIES--0.2%.................      17
                                                                ------
TOTAL NET ASSETS--100.0%......................................  $7,548
                                                                ======

------------

1 ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.

2 GDR after the name of a foreign holding stands for Global Depositary Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.

*  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                                 HARBOR                HARBOR                   HARBOR                 HARBOR
                                              INTERNATIONAL       INTERNATIONAL II       INTERNATIONAL GROWTH       GLOBAL EQUITY
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............   $2,613,754             $ 74,022                $ 374,597                $ 7,787
=================================================================================================================================
Investments, at value.......................   $3,843,159             $ 73,625                $ 373,212                $ 7,183
Repurchase agreements.......................           --                   --                   18,057                    348
Cash........................................            1                   --                        1                     20
Foreign currency, at value (cost: $9,051;
  $82; $2,355; $21).........................        9,120                   83                    2,373                     21
Receivables for:
  Investments sold..........................           --                   --                   42,107                     24
  Capital shares sold.......................        5,427                  204                      734                     46
  Dividends.................................       10,250                  128                    1,443                     15
  Interest..................................           35                   --                       --                     --
Withholding tax receivable..................        8,477                  238                      591                      2
Other assets................................            7                    1                        3                     --
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........................    3,876,476               74,279                  438,521                  7,659
LIABILITIES
Payables for:
  Investments purchased.....................           --                   --                   35,799                     67
  Capital shares reacquired.................        3,630                   18                   18,614                     14
Accrued expenses:
  Management fees...........................        2,270                   39                      213                      3
  Trustees' fees............................           11                   --                        2                     --
  Transfer agent fees.......................           35                    3                       26                      2
  Other.....................................        1,401                   15                      123                     25
---------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....................        7,347                   75                   54,777                    111
NET ASSETS..................................   $3,869,129             $ 74,204                $ 383,744                $ 7,548
=================================================================================================================================
Net assets consist of:
  Paid-in capital...........................   $2,547,228             $ 86,757                $ 874,138                $ 9,197
  Undistributed net investment income.......       19,562                  130                      401                     --
  Accumulated net realized gain/(loss)......       72,940              (12,286)                (507,497)                (1,393)
  Unrealized appreciation/(depreciation) of
     investments and translation of assets
     and liabilities in foreign
     currencies.............................    1,229,399                 (397)                  16,702                   (256)
---------------------------------------------------------------------------------------------------------------------------------
                                               $3,869,129             $ 74,204                $ 383,744                $ 7,548
=================================================================================================================================
Shares of beneficial interest...............      122,869                6,692                   46,385                    985
Net asset value, offering and redemption
  price per share...........................   $    31.49             $  11.09                $    8.27                $  7.67

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands)

                                                 HARBOR                HARBOR                   HARBOR                 HARBOR
                                              INTERNATIONAL       INTERNATIONAL II       INTERNATIONAL GROWTH       GLOBAL EQUITY
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends...............................      $ 38,335              $   540                 $   2,378                 $  49
  Interest................................         1,839                    9                       118                    --
  Foreign taxes withheld..................        (4,429)                 (60)                     (267)                   (4)
---------------------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME.................        35,745                  489                     2,229                    45
OPERATING EXPENSES:
  Management fees.........................        15,277                  296                     1,480                    27
  Shareholder communications..............           118                    6                        32                    --
  Custodian fees..........................           478                   28                        79                    16
  Transfer agent fees.....................           861                   48                       199                     3
  Professional fees.......................            84                    2                        11                    --
  Trustees' fees and expenses.............            32                    1                         4                    --
  Registration fees.......................            18                   13                        17                     2
  Miscellaneous...........................            25                    4                         7                     3
---------------------------------------------------------------------------------------------------------------------------------
     Total operating expenses.............        16,893                  398                     1,829                    51
  Management fees waived..................          (708)                 (39)                       --                    (7)
---------------------------------------------------------------------------------------------------------------------------------
  Net operating expenses..................        16,185                  359                     1,829                    44
---------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.....................        19,560                  130                       400                     1
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENT TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments..........................        75,423               (9,619)                 (118,272)                 (371)
     Foreign currency transactions........            63                   32                     1,469                     2
  Change in net unrealized appreciation
     of:
     Investments..........................       394,059               18,480                   111,942                   616
     Translation of assets and liabilities
       in foreign currencies..............            92                    2                        40                    --
---------------------------------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment
     transactions.........................       469,637                8,895                    (4,821)                  247
---------------------------------------------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS............      $489,197              $ 9,025                 $  (4,421)                $ 248
=================================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)

                                                                            HARBOR
                                                                         INTERNATIONAL
                                                                -------------------------------
                                                                NOVEMBER 1,         NOVEMBER 1,
                                                                   2001                2000
                                                                  THROUGH             THROUGH
                                                                 APRIL 30,          OCTOBER 31,
                                                                   2002                2001
-----------------------------------------------------------------------------------------------
                                                                (UNAUDITED)
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income..................................    $   19,560          $    59,966
     Net realized gain/(loss) on investments and foreign
      currency
       transactions.........................................        75,486              169,013
     Net unrealized appreciation/(depreciation) of
      investments
       and translation of assets and liabilities in foreign
      currencies............................................       394,151           (1,036,426)
-----------------------------------------------------------------------------------------------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
     OPERATIONS.............................................       489,197             (807,447)
-----------------------------------------------------------------------------------------------
  Distributions to shareholders:
     Net investment income..................................       (32,072)             (86,391)
     Net realized gain on investments.......................      (105,975)            (462,932)
-----------------------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................      (138,047)            (549,323)
-----------------------------------------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares.......................       410,175              743,213
     Net asset value of shares issued in
       connection with reinvestment of:
       Dividends from net investment income.................        28,205               77,031
       Distributions from net realized gain on
        investments.........................................       100,690              442,276
     Cost of shares reacquired..............................      (518,448)          (1,238,668)
-----------------------------------------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
      TRANSACTIONS..........................................        20,622               23,852
-----------------------------------------------------------------------------------------------
     Net increase/(decrease) in net assets..................       371,772           (1,332,918)
NET ASSETS:
  Beginning of period.......................................     3,497,357            4,830,275
-----------------------------------------------------------------------------------------------
  END OF PERIOD*............................................    $3,869,129          $ 3,497,357
===============================================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................        13,547               22,827
  Reinvested in payment of investment income dividends......           963                2,288
  Reinvested in payment of capital gain distributions.......         3,432               13,140
  Reacquired................................................       (17,124)             (40,524)
-----------------------------------------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............           818               (2,269)
  Outstanding:
     Beginning of period....................................       122,051              124,320
-----------------------------------------------------------------------------------------------
     End of period..........................................       122,869              122,051
===============================================================================================
* Includes undistributed net investment income of:..........    $   19,562          $    32,074

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY

                                  HARBOR                            HARBOR                            HARBOR
                             INTERNATIONAL II                INTERNATIONAL GROWTH                  GLOBAL EQUITY
                      -------------------------------   -------------------------------   -------------------------------
                      NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         FEBRUARY 1,
                         2001                2000          2001                2000          2001                2001
                        THROUGH             THROUGH       THROUGH             THROUGH       THROUGH             THROUGH
                       APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,
                         2002                2001          2002                2001          2002                2001
-------------------------------------------------------------------------------------------------------------------------
                      (UNAUDITED)                       (UNAUDITED)                       (UNAUDITED)
                       $    130            $    827      $     400          $    1,420      $    1              $    22
                         (9,587)             (2,337)      (116,803)           (371,103)       (369)              (1,041)
                         18,482             (26,993)       111,982            (110,218)        616                 (872)
-------------------------------------------------------------------------------------------------------------------------
                          9,025             (28,503)        (4,421)           (479,901)        248               (1,891)
-------------------------------------------------------------------------------------------------------------------------
                           (708)             (1,265)           (67)               (293)         (6)                  --
                             --              (6,349)            --            (121,187)         --                   --
-------------------------------------------------------------------------------------------------------------------------
                           (708)             (7,614)           (67)           (121,480)         (6)                  --
-------------------------------------------------------------------------------------------------------------------------
                         21,680              37,828        131,981             428,940       1,045               10,092
                            678               1,208             61                 258           6                   --
                             --               6,191             --             118,213          --                   --
                        (33,514)            (58,893)      (181,011)           (755,911)       (510)              (1,436)
-------------------------------------------------------------------------------------------------------------------------
                        (11,156)            (13,666)       (48,969)           (208,500)        541                8,656
-------------------------------------------------------------------------------------------------------------------------
                         (2,839)            (49,783)       (53,457)           (809,881)        783                6,765
                         77,043             126,826        437,201           1,247,082       6,765                   --
-------------------------------------------------------------------------------------------------------------------------
                       $ 74,204            $ 77,043      $ 383,744          $  437,201      $7,548              $ 6,765
=========================================================================================================================
                          1,972               3,006         15,770              35,196         134                1,091
                             62                  91              7                  19           1                   --
                             --                 468             --               8,635          --                   --
                         (3,045)             (4,742)       (21,213)            (63,042)        (65)                (176)
-------------------------------------------------------------------------------------------------------------------------
                         (1,011)             (1,177)        (5,436)            (19,192)         70                  915
                          7,703               8,880         51,821              71,013         915                   --
-------------------------------------------------------------------------------------------------------------------------
                          6,692               7,703         46,385              51,821         985                  915
=========================================================================================================================
                       $    130            $    708      $     401          $       68      $   --              $     5

                              INTERNATIONAL EQUITY

HARBOR INTERNATIONAL EQUITY FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                    INCOME FROM INVESTMENT OPERATIONS
                                                                ------------------------------------------
                                                                                     NET REALIZED AND
                                                   NET ASSET                     UNREALIZED GAINS/(LOSSES)
                                                     VALUE           NET              ON INVESTMENTS,         TOTAL FROM
                                                   BEGINNING     INVESTMENT        AND FOREIGN CURRENCY       INVESTMENT
YEAR/PERIOD ENDED                                  OF PERIOD       INCOME                CONTRACTS            OPERATIONS
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND
April 30, 2002 (Unaudited).....................     $28.65          $.16(c)               $ 3.83                $ 3.99
October 31, 2001...............................      38.85           .57(c)                (6.27)                (5.70)
October 31, 2000...............................      40.66           .48(c)                 1.22                  1.70
October 31, 1999...............................      36.97           .67(c)                 5.90                  6.57
October 31, 1998...............................      35.84           .51(c)                 1.92                  2.43
October 31, 1997...............................      31.21           .41(c)                 5.44                  5.85
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 2002 (Unaudited).....................     $10.00          $.03(c)               $ 1.16                $ 1.19
October 31, 2001...............................      14.28           .24(c)                (3.62)                (3.38)
October 31, 2000...............................      13.83           .01(c)                 1.23                  1.24
October 31, 1999...............................      11.26           .18(c)                 2.54                  2.72
October 31, 1998...............................      12.14           .12(c)                 (.37)                 (.25)
October 31, 1997...............................      10.47           .10(c)                 1.63                  1.73
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 2002 (Unaudited)(1)..................     $ 8.44          $ --                  $ (.17)               $ (.17)
October 31, 2001...............................      17.56            --                   (7.30)                (7.30)
October 31, 2000...............................      19.13           .01                    (.06)                 (.05)
October 31, 1999...............................      18.07           .14                    1.30                  1.44
October 31, 1998...............................      16.15           .11                    2.52                  2.63
October 31, 1997...............................      15.35           .12                    1.12                  1.24
------------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
April 30, 2002 (Unaudited).....................     $ 7.39          $ --                  $  .29                $  .29
October 31, 2001(2)............................      10.00            --                   (2.61)                (2.61)
------------------------------------------------------------------------------------------------------------------------


                                                          LESS DISTRIBUTIONS
                                                 ------------------------------------
                                                 DIVIDENDS FROM    DISTRIBUTIONS FROM
                                                 NET INVESTMENT       NET REALIZED
YEAR/PERIOD ENDED                                    INCOME         CAPITAL GAINS(3)
HARBOR INTERNATIONAL FUND
April 30, 2002 (Unaudited).....................      $(.27)              $ (.88)
October 31, 2001...............................       (.71)               (3.79)
October 31, 2000...............................       (.65)               (2.86)
October 31, 1999...............................       (.58)               (2.30)
October 31, 1998...............................       (.40)                (.90)
October 31, 1997...............................       (.42)                (.80)
--------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL FUND II
April 30, 2002 (Unaudited).....................      $(.10)              $   --
October 31, 2001...............................       (.15)                (.75)
October 31, 2000...............................       (.17)                (.62)
October 31, 1999...............................       (.15)                  --
October 31, 1998...............................       (.10)                (.53)
October 31, 1997...............................       (.02)                (.04)
------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
April 30, 2002 (Unaudited)(1)..................      $  --               $   --
October 31, 2001...............................         --                (1.82)
October 31, 2000...............................       (.14)               (1.38)
October 31, 1999...............................       (.11)                (.27)
October 31, 1998...............................       (.12)                (.59)
October 31, 1997...............................       (.08)                (.36)
------------------------------------------------------------------------------------------------------------------------
HARBOR GLOBAL EQUITY FUND
April 30, 2002 (Unaudited).....................      $(.01)              $   --
October 31, 2001(2)............................         --                   --
------------------------------------------------------------------------------------------------------------------------

1 Effective December 1, 2001, Harbor International Growth Fund appointed Mastholm Asset Management, LLC as its Subadviser.

2  For the period February 1, 2001 (inception) through October 31, 2001.

3  Includes both short-term and long-term capital gains.

4  Percentage does not reflect reduction for credit balance arrangements.

a  Annualized.

b  Unannualized.

c  Reflects the Adviser's waiver of a portion of its management fees.

d The total returns would have been lower had certain expenses not been waived during the periods shown.

    The accompanying notes are an integral part of the financial statements.

                              INTERNATIONAL EQUITY


                                                                   RATIO OF           RATIO OF            RATIO OF
                    NET ASSET                     NET ASSETS       OPERATING       MANAGEMENT FEES   OPERATING EXPENSES
                      VALUE                         END OF         EXPENSES          NOT IMPOSED     NET OF ALL OFFSETS
        TOTAL        END OF      TOTAL              PERIOD        TO AVERAGE         TO AVERAGE          TO AVERAGE
    DISTRIBUTIONS    PERIOD     RETURN              (000S)     NET ASSETS (%)(4)   NET ASSETS (%)      NET ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------
       $(1.15)       $31.49      14.22%(b,d)      $3,869,129           .88%(a,c)         .04%(a)             .88%(a)
        (4.50)        28.65     (16.40)(d)         3,497,357           .91(c)            .06                 .91
        (3.51)        38.85       3.74(d)          4,830,275           .92(c)            .06                 .92
        (2.88)        40.66      18.54(d)          5,361,024           .92(c)            .06                 .92
        (1.30)        36.97       6.97(d)          5,088,401           .94(c)            .06                 .94
        (1.22)        35.84      19.26(d)          5,090,048           .97(c)            .05                 .97
-----------------------------------------------------------------------------------------------------------------------
       $ (.10)       $11.09      11.90%(b,d)      $   74,204           .91%(a,c)         .10%(a)             .91%(a)
         (.90)        10.00     (25.22)(d)            77,043           .89(c)            .10                 .89
         (.79)        14.28       8.81(d)            126,826           .93(c)            .10                 .92
         (.15)        13.83      24.37(d)            114,791           .92(c)            .10                 .92
         (.63)        11.26      (1.98)(d)           112,669          1.15(c)            .10                1.15
         (.06)        12.14      16.64(d)            134,957           .99(c)            .20                 .98
-----------------------------------------------------------------------------------------------------------------------
       $   --        $ 8.27      (2.00)%(b)       $  383,744           .93%(a)            --%                .93%(a)
        (1.82)         8.44     (45.53)              437,201           .89                --                 .89
        (1.52)        17.56      (1.58)            1,247,082           .89                --                 .89
         (.38)        19.13       7.87             1,382,513           .91                --                 .91
         (.71)        18.07      16.96             1,178,252           .96                --                 .96
         (.44)        16.15       8.13               918,950          1.02                --                1.02
-----------------------------------------------------------------------------------------------------------------------
       $ (.01)       $ 7.67       3.87%(b,d)      $    7,548          1.20%(a,c)         .20%(a)            1.20%(a)
           --          7.39     (26.10)(b,d)           6,765          1.20(a,c)          .20(a)             1.20(a)
-----------------------------------------------------------------------------------------------------------------------


      RATIO OF NET
       INVESTMENT
         INCOME
       TO AVERAGE             PORTFOLIO
     NET ASSETS (%)          TURNOVER (%)
---  ------------------------------------
          1.06%(a,c)                 7%(b)
          1.36(c)                    7
          1.40(c)                   10
          1.65(c)                    4
          1.27(c)                   14
          1.20(c)                    6
--------------------------------------------------------
           .33%(a,c)                24%(b)
           .79(c)                   33
           .85(c)                   65
          1.36(c)                   52
           .86(c)                   70
          1.33(c)                   58
----------------------------------------------------------------------
           .20%(a)                 184%(b)
           .18                      63
           .10                     103
           .78                      48
           .62                      85
           .91                      76
------------------------------------------------------------------------------------
           .02%(a,c)                16%(b)
           .45(a,c)                143(b)
--------------------------------------------------------------------------------------------------

                              INTERNATIONAL EQUITY

HARBOR FIXED INCOME FUNDS
MANAGERS' COMMENTARY

The following performance figures are annualized for each Fund except for the six-month total return calculations. Unless otherwise stated, all comments pertain to the fiscal half year ended April 30, 2002. The comparative market indices reflect no operating or transaction costs, however the Funds' total returns are net of these costs. Performance data quoted represents past performance and is not predictive of future performance. The returns shown in the graphs and tables do not reflect the deduction of taxes that a shareholder would

    HARBOR BOND FUND                                                                 04/30/2002  $11.66
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:    10/31/2001  $12.05

[HARBOR BOND FUND GRAPH]

                                                                            BOND                              LB AGG
                                                                            ----                              ------
                                                                          10000.00                           10000.00
4/30/93                                                                   11606.50                           11326.10
4/30/94                                                                   11822.80                           11422.70
4/30/95                                                                   12585.90                           12258.00
4/30/96                                                                   13804.30                           13317.60
4/30/97                                                                   14920.40                           14261.10
4/30/98                                                                   16501.00                           15817.00
4/30/99                                                                   17850.30                           16809.30
4/30/00                                                                   17991.90                           17021.10
4/30/01                                                                   20070.10                           19129.20
4/30/02                                                                   22151.80                           20628.60

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Bond Fund                       1.19%     10.37%      8.22%      8.28%
--------------------------------------------------------------------------------
 LB AGG                                -0.01%      7.84%      7.66%      7.51%
--------------------------------------------------------------------------------

Harbor Bond Fund outperformed the Lehman Brothers Aggregate index for the six-month period ended April 30, 2002, as well as the latest 1-year, 5-year, and 10-year periods.
- Falling interest rates provided a positive environment for debt securities in 2001 as the Federal Reserve reduced the Federal Funds rate a total of 11 times to a 40-year low of 1.75%. The last two of those reductions, totaling 75 basis points, took place in November and December, the first two months of the Fund's fiscal half-year. Amid signs of weak economic recovery in the first few months of 2002, the Federal Reserve commented that risks of economic weakness and inflation appeared to have become equally balanced. Consequently, it declined either to reduce rates further or to initiate tightening.
- Given the uncertain pace and strength of economic recovery, the Fund's portfolio continued to be conservatively positioned. With an average credit rating of AA+, the Fund manager continued to place a high priority on credit quality. In addition, the manager gradually decreased the portfolio's average duration to a level that was neutral to the index, as the market reflected the possibility of Federal Reserve tightening later in the year if the economy should show signs of increasing strength.
- The Fund continued to be overweighted in mortgage-backed securities, a strategy that was successful in capturing incremental yield while maintaining a high level of credit quality in the portfolio. In addition to providing higher yields, these securities continued to benefit from relatively low volatility and their appeal to investors concerned about corporate credit and accounting-related issues.
- The Fund's corporate sector exposure remained underweighted relative to the index, although the manager continued to add slowly to holdings in high quality corporate issues. This asset class typically has performed well in post-recessionary periods.
- Among international debt securities, the Fund trimmed its relatively small holdings in developed countries, reflecting a perception of better opportunities in the United States. At the same time, it added to a small position, amounting to approximately 4% of the net assets, in higher quality securities from emerging markets.

    HARBOR SHORT DURATION FUND                                                        04/30/2002  $8.63
    INCEPTION DATE--JANUARY 1, 1992                              NET ASSET VALUE:     10/31/2001  $8.69

[HARBOR SHORT DURATION FUND GRAPH]

                                                                       SHORT DURATION               SALOMON TREASURY 1 YR CMI
                                                                       --------------               -------------------------
                                                                          10000.00                           10000.00
4/30/93                                                                   10581.30                           10502.50
4/30/94                                                                   10843.70                           10762.00
4/30/95                                                                   11455.40                           11372.90
4/30/96                                                                   12096.30                           12082.30
4/30/97                                                                   13004.10                           12808.20
4/30/98                                                                   13805.00                           13611.90
4/30/99                                                                   14572.00                           14355.40
4/30/00                                                                   15223.60                           15012.40
4/30/01                                                                   16455.20                           16246.10
4/30/02                                                                   17218.40                           17058.10

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Short Duration Fund             1.19%      4.64%      5.77%      5.58%
--------------------------------------------------------------------------------
 Salomon Treasury 1 YR CMI              1.25%      5.00%      5.90%      5.49%
--------------------------------------------------------------------------------

Harbor Short Duration Fund's total return of 1.19% was just below that of one-year maturity Treasury notes during the period.
- Yields on short-duration Treasury securities rose modestly during the six-month period ending April 30, 2002. Although the Federal Reserve lowered official rates on two occasions, investors anticipated that interest rates eventually would increase as economic recovery unfolds.
- The Fund remained predominately invested in a diversified combination of asset-backed securities.
- Asset-backed securities underperformed Treasuries during the later part of 2001 but subsequently recovered as yield spreads narrowed across all sectors.
- The Fund held a combination of securities maturing in less than three months and others maturing beyond one year. This strategy was in anticipation of a flatter yield curve during the early stages of economic recovery.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
MANAGERS' COMMENTARY--CONTINUED

pay on fund distributions or the redemption of fund shares. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost. For information on the risks associated with these Funds, please refer to the Harbor Fund prospectus.

    HARBOR MONEY MARKET FUND                                                          04/30/2002  $1.00
    INCEPTION DATE--DECEMBER 29, 1987                            NET ASSET VALUE:     10/31/2001  $1.00

[HARBOR MONEY MARKET FUND GRAPH]

                                                                        MONEY MARKET                         T-BILLS
                                                                        ------------                         -------
                                                                          10000.00                           10000.00
4/30/93                                                                   10298.50                           10327.60
4/30/94                                                                   10587.30                           10654.90
4/30/95                                                                   11105.40                           11200.40
4/30/96                                                                   11705.00                           11822.30
4/30/97                                                                   12292.70                           12450.00
4/30/98                                                                   12935.70                           13109.50
4/30/99                                                                   13577.90                           13736.20
4/30/00                                                                   14285.80                           14450.80
4/30/01                                                                   15170.20                           15300.20
4/30/02                                                                   15584.30                           15703.40

--------------------------------------------------------------------------------
                                      Total Return for Periods Ended 04/30/2002
--------------------------------------------------------------------------------
             Fund/Index               6 Months    1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
 Harbor Money Market Fund               0.86%      2.73%      4.86%      4.54%
--------------------------------------------------------------------------------
 T-Bills                                0.90%      2.64%      4.75%      4.62%
--------------------------------------------------------------------------------
                                     Current Yield for Periods Ended 03/31/2002
--------------------------------------------------------------------------------
 Harbor Money Market Fund*               7 Days: 1.53%         30 Days: 1.52%
--------------------------------------------------------------------------------

Harbor Money Market Fund's total return of 0.86% was just below that of 90-day Treasury bills.
- Short-term interest rates declined on balance during the six months ending April 30, 2002. The Federal Reserve lowered official rates on two occasions late in 2001. Thereafter, short-term yields rose only slightly from their lows in January 2002.
- The portfolio's average maturity ranged between one and two months in anticipation of an eventual rise in rates.
- Holdings consisted primarily of high-grade commercial paper and certificates of deposit.
An investment in Harbor Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

------------

* Reflects the Adviser's agreement not to impose a portion of its management fees. Without such waivers the 7-day and 30-day current yields would have been 1.41% and 1.40%, respectively. The current yield more closely reflects the current earnings of the Harbor Money Market Fund than the total return.

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes excess of liabilities over other assets and short-term investments of -26.0%)

    U.S. Government Obligations              1.4

    Municipal Bonds                          1.9

    Asset-Backed Securities                  6.1

    Foreign Government Obligations           12.7

    Collateralized Mortgage Obligations      20.7

    Corporate Bonds & Notes                  32.6

    Mortgage Pass-Through                    50.6


ASSET-BACKED SECURITIES--6.1%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Asset Backed Securities Corp Home Equity Loan
               Trust
               Series 1999-LB1 Cl. A4A
 $ 1,115       2.228%--06/21/2029(1).......................  $    1,117
             Bayview Financial Acquisition Trust
               Series 2001-BA Cl. A
  10,670       2.130%--07/25/2031(1,2).....................      10,726
             Conseco Private Label Credit Card Master Note
               Trust
               Series 2001-A Cl. A
   3,100       2.140%--12/15/2008(1).......................       3,108
             CS First Boston Mortgage Securities Corp.
               Series 2000-HE1 Cl. A2
  10,867       2.120%--12/15/2030(1).......................      10,868
             New York City Tax Lien
               Series 2000-AA Cl. C
   9,574       8.110%--11/10/2008(1,2).....................      10,103
             North Carolina State Education Authority
               Series 2000 Cl. G
   2,583       2.071%--06/01/2009..........................       2,589
             Providian Gateway Master Trust
               Series 2000-B Cl. A
  16,800       2.140%--03/16/2009(1,2).....................      16,839
             Salomon Brothers Mortgage Securities VII Inc.
               Series 1999-NC4 Cl. A
   3,612       2.250%--09/25/2029(1,3).....................       3,623
               Series 1999-AQ2 Cl. A1
   3,011       2.280%--11/15/2029(1).......................       3,022
                                                             ----------
                                                                  6,645
                                                             ----------
             SLM Student Loan Trust
               Series 1997-2 Cl. A1
     395       2.300%--10/25/2005(1).......................         399
               Series 1997-3 Cl. A1
   1,371       2.360%--04/25/2006(1).......................       1,373
               Series 1995-1 Cl. A2
   3,567       2.510%--10/25/2007(1).......................       3,580
                                                             ----------
                                                                  5,352
                                                             ----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $66,772)...........................................      67,347
                                                             ----------

CORPORATE BONDS & NOTES--32.6%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Allete Inc.
 $ 1,500       2.799%--10/20/2003(3).......................  $    1,493
             American Airlines Inc.
               Pass Thru Certificates
               Series 2001-2 Cl. A1
   2,493       6.978%--04/01/2011(2).......................       2,572
             AOL Time Warner Inc.
     450       7.975%--08/15/2004(1).......................         477
   6,400       7.625%--04/15/2031(1,2).....................       5,990
                                                             ----------
                                                                  6,467
                                                             ----------
             Banesto Delaware Inc.
   3,000       8.250%--07/28/2002(1).......................       3,037
             Banponce Corp.
   2,000       6.750%--12/15/2005(1).......................       2,053
             Bear Stearns Cos. Inc. MTN(4)
   9,800       2.200%--12/01/2003(1,3).....................       9,813
             British Telecommunications plc
   1,400       8.375%--12/15/2010(5,6).....................       1,536
             Cincinnati Financial Corp.
   5,000       6.900%--05/15/2028(1).......................       4,774
             CIT Group Inc. MTN(4)
   8,800       2.463%--04/07/2003(1).......................       8,638
             Citicorp
  10,625       7.125%--03/15/2004(1).......................      11,263
             Citigroup Inc.
   2,000       6.000%--02/21/2012(3).......................       1,980
             Cleveland Electric Illuminating Co. Series B
   2,000       9.500%--05/15/2005(1).......................       2,001
             ConAgra Foods Inc.
  10,000       2.621%--09/10/2003(1,3).....................      10,014
             Credit Suisse First Boston
  10,000       6.500%--05/01/2008(1,2).....................      10,393
             DaimlerChrysler North America Holding
   3,000       2.760%--12/16/2002(3).......................       3,005
   2,000       8.500%--01/18/2031..........................       2,227
                                                             ----------
                                                                  5,232
                                                             ----------
             DaimlerChrysler North America Holding MTN(4)
   5,000       7.750%--05/27/2003(1).......................       5,186
   8,700       2.413%--08/01/2003(1,3).....................       8,673
                                                             ----------
                                                                 13,859
                                                             ----------
             DTE Energy Co. Series B
  10,000       7.110%--11/15/2003(1,2,6)...................      10,153
             First Union Corp.
   3,500       2.360%--03/31/2005..........................       3,511
             Ford Capital BV
   6,100       9.875%--05/15/2002..........................       6,113
             Ford Motor Credit Co. MTN(4)
   4,100       2.170%--06/02/2003..........................       4,053
  20,000       2.300%--06/20/2003(1).......................      19,765
                                                             ----------
                                                                 23,818
                                                             ----------
             France Telecom SA
   2,000       3.750%--03/14/2003(3).......................       2,006
   7,100       7.700%--03/01/2006(5).......................       7,244
   6,900       9.000%--03/01/2031(1).......................       7,254
                                                             ----------
                                                                 16,504
                                                             ----------
             Fred Meyer Inc.
   5,000       7.150%--03/01/2003(1).......................       5,152

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CORPORATE BONDS & NOTES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Gemstone Investors Ltd.
 $ 2,100       7.710%--10/31/2004(2).......................  $    2,119
             General Motors Acceptance Corp.
   5,900       6.750%--03/15/2003..........................       6,035
   5,000       5.750%--11/10/2003(1).......................       5,105
   1,100       8.000%--11/01/2031..........................       1,157
                                                             ----------
                                                                 12,297
                                                             ----------
             General Motors Acceptance Corp. MTN(4)
   6,400       2.250%--08/04/2003(3).......................       6,354
   3,000       5.550%--09/15/2003(1).......................       3,056
  10,000       2.669%--01/20/2004(1,3).....................       9,955
   2,100       2.844%--03/22/2004(3).......................       2,096
   3,100       2.600%--05/10/2004(3).......................       3,080
   1,400       2.299%--07/21/2004(3).......................       1,380
                                                             ----------
                                                                 25,921
                                                             ----------
             Kroger Co.
   1,100       2.660%--08/16/2012(3).......................       1,100
             Morgan Stanley Dean Witter & Co.
   1,505       7.201%--09/15/2011(2,6).....................       1,514
             National Rural Utilities MTN(4)
  15,000       8.000%--03/01/2032(1).......................      16,165
             Occidental Petroleum Corp.
   5,000       6.400%--04/01/2003(1,6).....................       5,091
             Old Kent Bank
  10,000       7.750%--08/15/2010(1,6).....................      10,642
             Sprint Capital Corp.
   5,300       6.000%--01/15/2007..........................       4,853
  16,900       8.750%--03/15/2032(1,2).....................      16,160
                                                             ----------
                                                                 21,013
                                                             ----------
             TEPPCO Partners LP
   3,000       7.625%--02/15/2012..........................       3,039
             Toledo Edison Co.
   2,000       8.700%--09/01/2002..........................       2,029
             TRW Inc.
   3,500       6.625%--06/01/2004..........................       3,584
             TXU Electric Co.
  19,000       2.600%--06/15/2003(1,2,3)...................      19,029
             United Airlines Inc.
               Pass Thru Certificates
               Series 1993 Cl. C2
   3,000       9.060%--06/17/2015(1).......................       2,479
             Verizon
  10,500       5.650%--11/15/2011(1).......................       9,551
             Wachovia Corp.
   2,600       4.950%--11/01/2006..........................       2,579
             Walt Disney Co.
  16,200       4.500%--09/15/2004(1).......................      16,224
             Westdeutsche Landesbank
  13,200       6.050%--01/15/2009(1).......................      13,364
             Weyerhaeuser Co.
  10,000       6.750%--03/15/2012(2).......................      10,111
             Williams Cos. Inc.
  21,057       7.875%--09/01/2021..........................      20,216
                                                             ----------
TOTAL CORPORATE BONDS & NOTES
  (Cost $359,331)..........................................     358,443
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--20.7%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Bear Stearns Adjustable Rate Mortgage Trust
               Series 2000-2 Cl. A1
 $ 1,553       5.175%--11/25/2030..........................  $    1,599
               Series 2000-1 Cl. 1A
     431       7.465%--12/25/2030..........................         437
               Series 2000-1 Cl. 2A
     648       7.492%--12/25/2030..........................         657
               Series 2001-8
   4,355       6.691%--11/25/2031(1,6).....................       4,375
                                                             ----------
                                                                  7,068
                                                             ----------
             Chase Mortgage Finance Corp.
               Series 1993-N Cl. A9
   3,000       6.750%--11/25/2024(1).......................       3,006
             Collateralized Mortgage Securities Corp.
               Series F Cl. 4
      72       11.450%--11/01/2015.........................          73
             Collateralized Mortgage Securities Corp.
               REMIC(7)
               Series 1988-4 Cl. B
      73       8.750%--04/20/2019(1).......................          76
             Countrywide Home Loans
               Pass Thru Certificates
               Series 1997-6 Cl. A10
   6,538       7.250%--11/25/2027(1).......................       6,729
               Series 2000-8 Cl. A2
      47       7.750%--01/25/2031..........................          47
                                                             ----------
                                                                  6,776
                                                             ----------
             Drexel Burnham Lambert CMO Trust
               Series H Cl. 4
   3,650       8.500%--04/01/2017(1).......................       3,660
             E*Trade Bank Mortgage Backed Securities
               Series 2001-1 Cl. A1
   8,096       7.079%--09/25/2031(1).......................       8,095
             Federal Home Loan Mortgage Corp.
   3,242       8.000%--08/15/2022..........................       3,524
   3,399       6.500%--02/15/2023(1,8).....................         429
   3,539       2.510%--03/15/2025(1,4).....................       3,549
   5,000       6.000%--08/15/2026(1).......................       5,026
  22,207       7.000%--10/15/2030(1).......................      22,077
   7,332       2.310%--11/15/2030(1,3).....................       7,370
                                                             ----------
                                                                 41,975
                                                             ----------
             Federal Home Loan Mortgage Corp. REMIC(7)
     595       9.000%--12/15/2020(1).......................         634
             Federal National Mortgage Association REMIC(7)
               Series 1997-55 Cl. ZA
   8,504       7.000%--04/18/2027(1).......................       8,818
             FHLMC Structured Pass Through Securities
   7,621       4.989%--08/15/2032(1).......................       7,565
             First Horizon Asset Securities Inc.
               Pass Thru Certificates
               Series 2001-7 Cl. A1
   2,753       6.750%--11/25/2031..........................       2,805
             First Nationwide Trust
               Series 2001-3 Cl. 1A1
     976       6.750%--08/21/2031..........................         996
               Series 2001-4 Cl. 4A1
   3,497       2.400%--09/25/2031(1,3).....................       3,506
                                                             ----------
                                                                  4,502
                                                             ----------
             GE Capital Mortgage Services Inc.
               Series 1994-6 Cl. A3
   3,620       6.500%--12/25/2022..........................       3,591

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             GE Capital Mortgage Services Inc. REMIC(7)
               Series 1998-17 Cl. A3
 $ 9,608       6.750%--10/25/2028(1).......................  $    9,847
             GMACCM Mortgage Trust I
               Series 1999-D Cl. A
  12,299       2.581%--09/20/2004(1,2).....................      12,283
             Indymac ARM Trust
               Series 2001-H2 Cl. A2
   1,963       6.430%--01/25/2032..........................       2,016
             Merrill Lynch Mortgage Investors Inc.
               Series 2000-FF Cl. A
   5,159       2.158%--01/20/2030(1,3).....................       5,158
             Morgan Stanley Dean Witter Capital I
               Series 2001 Cl. A
   6,231       2.160%--07/11/2011(2).......................       6,186
             Norwest Asset Securities Corp.
               Pass Thru Certificates
               Series 1997-19 Cl. A8
   5,166       7.250%--12/25/2027(1).......................       5,362
               Series 1998-12 Cl. A9
   5,000       6.750%--06/25/2028(1).......................       5,129
                                                             ----------
                                                                 10,491
                                                             ----------
             PNC Mortgage Securities Corp.
               Pass Thru Certificates
               Series 1998-14 Cl. 3A3
  17,589       6.500%--02/25/2029(1).......................      17,827
               Series 1999-4 Cl. 1A8
   9,800       6.200%--06/25/2029(1).......................      10,073
                                                             ----------
                                                                 27,900
                                                             ----------
             Prudential Home Mortgage Securities Co.
               REMIC(7)
               Series 1993-29 Cl. A8
   2,603       6.750%--08/25/2008(10)......................       2,637
             Residential Asset Securitization Trust
               Pass Thru Certificates
               Series 1998-A13 Cl. 1A3
   6,931       6.500%--12/25/2028(1).......................       7,067
               Series 2000-A2 Cl. NB1
     315       8.000%--04/25/2030(1).......................         317
                                                             ----------
                                                                  7,384
                                                             ----------
             Residential Funding Mortgage Securities I Inc.
               Series 1997-S8 Cl. A9
   3,854       7.500%--06/25/2027(1).......................       3,931
             Salomon Brothers Mortgage Securities VII Inc.
               Pass Thru Certificates
               Series 2000-BOA1 Cl. A
     276       7.601%--12/25/2030..........................         280
             Sears Mortgage Securities Corp.
               Series 1992-PR1 Cl. A
     226       8.365%--10/25/2022(1,2).....................         242
             Small Business Administration
               Series 2000-P10 Cl. 1
   1,948       7.449%--08/01/2010..........................       2,120
               Series 2001-20A Cl. 1
   4,184       6.290%--01/01/2021..........................       4,282
                                                             ----------
                                                                  6,402
                                                             ----------

COLLATERALIZED MORTGAGE OBLIGATIONS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Structured Asset Mortgage Investments Inc.
               Pass Thru Certificates
               Series 1998-9 Cl. 1A3
 $ 5,000       6.250%--11/25/2028..........................  $    4,966
             Structured Asset Securities Corp.
               Pass Thru Certificates
               Series 2001-15A Cl. 2A1
   2,751       6.500%--09/25/2031..........................       2,788
               Series 2001-21A Cl. 1A1
   4,813       6.250%--01/25/2032..........................       4,952
               Series 2002-1A Cl. 4A
   3,768       6.311%--02/25/2032..........................       3,793
                                                             ----------
                                                                 11,533
                                                             ----------
             Wells Fargo Mortgage Backed Securities Trust
               Series 2000-14 Cl. A5
   9,652       7.500%--01/25/2031..........................       9,736
               Series 2001-25 Cl. IIA
   8,427       6.577%--10/25/2031(1).......................       8,460
                                                             ----------
                                                                 18,196
                                                             ----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $225,869)..........................................     228,096
                                                             ----------

FOREIGN GOVERNMENT OBLIGATIONS--12.7%
             Federal Republic of Germany
E100,000       4.750%--12/13/2002..........................      90,684
             Federative Republic of Brazil
 $ 5,120       3.063%--04/15/2006(3).......................       4,598
   5,300       11.500%--03/12/2008.........................       5,022
     165       3.125%--04/15/2009(3).......................         135
   6,526       8.000%--04/15/2014..........................       5,154
                                                             ----------
                                                                 14,909
                                                             ----------
             Republic of Panama
   5,000       9.625%--02/08/2011..........................       5,212
   2,824       4.750%--07/17/2014(6).......................       2,581
   1,432       2.625%--07/17/2016(3).......................       1,208
                                                             ----------
                                                                  9,001
                                                             ----------
             Republic of Peru
   1,200       9.125%--02/21/2012(2).......................       1,161
             Republic of South Africa
   1,600       7.375%--04/25/2012..........................       1,594
             United Mexican States
     953       3.140%--03/25/2005(3).......................         927
     400       9.875%--02/01/2010..........................         462
     100       11.375%--09/15/2016.........................         129
   1,000       6.250%--12/31/2019..........................         951
   3,400       8.300%--08/15/2031..........................       3,471
                                                             ----------
                                                                  5,940
                                                             ----------
             United Mexican States MTN(4)
  15,000       8.500%--02/01/2006..........................      16,305
                                                             ----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $136,638)..........................................     139,594
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE PASS-THROUGH--50.6%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
 $    25       8.000%--06/01/2011..........................  $       26
      21       8.500%--02/01/2017(1).......................          22
     385       6.326%--06/01/2024(1).......................         399
                                                             ----------
                                                                    447
                                                             ----------
             Federal Housing Authority Project
               221 Grey 98-4
   7,393       7.430%--10/01/2020(1).......................       7,431
               221D4 Banco-5
     542       7.400%--02/01/2021..........................         542
               221D4 Banco-15
     131       7.450%--05/01/2021..........................         131
               223C Reilly-52
     270       5.150%--06/01/2018..........................         263
                                                             ----------
                                                                  8,367
                                                             ----------
             Federal National Mortgage Association
      30       9.000%--03/01/2005(1).......................          32
     566       9.000%--11/01/2009(1).......................         612
     354       6.000%--03/01/2016..........................         359
   2,521       6.000%--04/01/2016..........................       2,557
  10,414       6.000%--05/01/2016..........................      10,563
   6,984       6.000%--06/01/2016..........................       7,083
  18,747       6.000%--07/01/2016..........................      19,014
   7,287       6.000%--08/01/2016..........................       7,393
   8,307       6.000%--09/01/2016..........................       8,425
   9,124       6.000%--10/01/2016..........................       9,255
   5,514       6.000%--11/01/2016..........................       5,591
   4,350       6.000%--12/01/2016..........................       4,413
   6,651       6.000%--01/01/2017..........................       6,744
  21,498       6.000%--02/01/2017..........................      21,679
  10,105       6.000%--03/01/2017..........................      10,245
  39,565       6.000%--04/01/2017..........................      40,404
  12,683       6.000%--05/01/2017..........................      12,861
  14,828       4.660%--10/01/2040(1).......................      15,085
                                                             ----------
                                                                182,315
                                                             ----------
             Federal National Mortgage Association TBA(9)
               May Delivery
   3,000       5.500%--05/16/2017..........................       2,978
  36,500       6.000%--05/16/2017..........................      36,478
                                                             ----------
                                                                 39,456
                                                             ----------
             Federal National Mortgage Association TBA(9)
               June Delivery
  27,500       6.000%--06/18/2017..........................      27,758
             Government National Mortgage Association
     173       6.000%--11/15/2028..........................         172
   4,616       6.000%--01/15/2029..........................       4,588
   7,423       6.000%--02/15/2029..........................       7,381
   4,343       6.000%--03/15/2029..........................       4,321
   3,735       6.000%--04/15/2029..........................       3,715
   2,212       6.000%--05/15/2029..........................       2,200
     486       6.000%--06/15/2029..........................         484
   4,953       6.000%--07/15/2029..........................       4,931
     109       6.000%--08/15/2029..........................         108
   2,171       6.000%--09/15/2029..........................       2,159
      61       6.000%--10/15/2029..........................          61
      80       6.000%--11/15/2029..........................          79
     246       6.000%--10/15/2030..........................         244
     179       6.000%--07/15/2031..........................         178
   3,376       6.500%--10/15/2031..........................       3,425
   7,464       6.500%--11/15/2031..........................       7,575
  16,604       4.500%--02/20/2032..........................      16,695
                                                             ----------
                                                                 58,316
                                                             ----------

MORTGAGE PASS-THROUGH--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Government National Mortgage Association II
 $   686       6.375%--03/20/2017(1).......................  $      700
     366       6.750%--08/15/2017..........................         383
   1,206       6.750%--08/20/2022(1).......................       1,248
     719       6.750%--09/20/2023(1).......................         744
     236       6.375%--05/20/2024(1).......................         243
      24       6.750%--07/20/2024..........................          25
   1,620       6.750%--09/20/2024(1).......................       1,676
     248       6.625%--12/20/2024(1).......................         257
     654       6.375%--01/20/2025(1).......................         668
     384       6.375%--02/20/2025(1).......................         392
     118       6.625%--10/20/2025..........................         122
     208       6.625%--10/20/2025(1).......................         215
     955       6.625%--11/20/2025(1).......................         989
     234       6.625%--12/20/2026(1).......................         242
   1,824       6.750%--07/20/2027..........................       1,882
   4,384       6.000%--11/20/2029(1).......................       4,495
                                                             ----------
                                                                 14,281
                                                             ----------
             Government National Mortgage Association I
               TBA(9)
               May Delivery
  20,500       6.000%--05/21/2032..........................      20,289
 171,000       6.500%--05/21/2032..........................     172,652
                                                             ----------
                                                                192,941
                                                             ----------
             Government National Mortgage Association II
               TBA(9)
               May Delivery
  13,000       6.000%--05/21/2032..........................      12,842
   9,600       6.500%--05/21/2032..........................       9,600
                                                             ----------
                                                                 22,442
                                                             ----------
             Government National Mortgage Association II
               TBA(9)
               June Delivery
   9,600       6.500%--06/21/2032..........................       9,672
                                                             ----------
TOTAL MORTGAGE PASS-THROUGH
  (Cost $552,672)..........................................     555,995
                                                             ----------

MUNICIPAL BONDS--1.9%
             Charlotte-Mecklenberg Hospital Authority
   1,000       5.000%--01/15/2031..........................         954
             Georgia State
  10,800       5.000%--05/01/2016..........................      11,091
             Indianapolis Local Public Improvement Bond
               Bank
   5,363       8.360%--07/01/2022..........................       5,214
             Massachusetts State Water Resources Authority
   2,600       4.750%--12/01/2021..........................       2,466
             New Jersey Transportation Trust Fund Authority
   1,400       5.000%--12/15/2021..........................       1,398
                                                             ----------
TOTAL MUNICIPAL BONDS
  (Cost $20,965)...........................................      21,123
                                                             ----------

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MUNICIPAL BONDS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--1.4%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                       (000S)
-----------------------------------------------------------------------
             U.S. Treasury Bonds
 $ 6,800       6.250%--08/15/2023..........................  $    7,222
             U.S. Treasury Notes
   2,886       3.625%--07/15/2002(1,10)....................       2,931
   4,601       3.375%--01/15/2007(1,10)....................       4,773
                                                             ----------
                                                                  7,704
                                                             ----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $15,300)...........................................      14,926
                                                             ----------
OPTIONS--0.0%
 NO. OF
CONTRACTS
-----------------------------------------------------------------------
             Eurodollar Futures Contracts
  14,500       Expire 06/2002..............................          54
     613       Expire 09/2002..............................           2
                                                             ----------
                                                                     56
                                                             ----------
             U.S. Treasury Bonds Futures Contracts
      24       Expire 08/2002..............................          30
                                                             ----------
TOTAL OPTIONS
  (Cost $121)..............................................          86
                                                             ----------

SHORT-TERM INVESTMENTS--6.9%
PRINCIPAL
 AMOUNT
 (000S)
-----------------------------------------------------------------------
 COMMERCIAL PAPER
             Federal Home Loan Mortgage Corp.
     600       0.010%--05/07/2002(1).......................         600
   9,700       0.010%--09/12/2002..........................       9,625
                                                             ----------
                                                                 10,225
                                                             ----------

SHORT-TERM INVESTMENTS--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
-----------------------------------------------------------------------
             Federal National Mortgage Association
 $ 1,170       0.010%--05/08/2002(1).......................  $    1,170
  14,100       0.010%--08/28/2002..........................      14,011
                                                             ----------
                                                                 15,181
                                                             ----------
             National Australia Funding Inc.
   8,700       1.750%--05/16/2002..........................       8,694
             UBS Finance Inc. Yrs 3&4
  37,200       1.760%--05/02/2002..........................      37,198
                                                             ----------
TOTAL COMMERCIAL PAPER.....................................      71,298
                                                             ----------
U.S. TREASURY BILLS
             U.S. Treasury Bills
     880       0.010%--05/02/2002..........................         880
      50       1.690%--05/02/2002..........................          50
     105       1.725%--05/02/2002..........................         105
     114       1.745%--08/15/2002..........................         114
                                                             ----------
                                                                  1,149
                                                             ----------
REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002
               at 1.55% collateralized by a U.S. Treasury
               Bill 0.0% June 20, 2002, par value of $3,080
               (repurchase proceeds of $3,008 when closed
   3,008       on May 1, 2002).............................       3,008
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $75,455)...........................................      75,455
                                                             ----------
TOTAL INVESTMENTS--132.9%
  (Cost $1,453,123)........................................   1,461,065
CASH AND OTHER ASSETS, LESS LIABILITIES--(32.9%)...........    (361,784)
                                                             ----------
TOTAL NET ASSETS--100.0%...................................  $1,099,281
                                                             ==========

          ------------------------------------------------------------

FUTURES CONTRACTS WHICH WERE OPEN AT APRIL 30, 2002 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                             NUMBER OF        FACE VALUE                           (DEPRECIATION)
DESCRIPTION                                                  CONTRACTS          (000S)        EXPIRATION DATE          (000S)
-----------                                                  ---------        ----------      ---------------      --------------
Municipal Bond Index Futures (Buy)....................            9            $     9            Jun-02              $    23
U.S. Treasury Bonds--20 Yr. (Buy).....................          276             27,600            Jun-02                  452
U.S. Treasury Notes--10 Yr. (Sell)....................          541             54,100            Jun-02               (1,403)
U.S. Treasury Notes--5 Yr. (Sell).....................          143             14,300            Jun-02                 (236)
Eurodollar Futures (Buy)..............................           34              8,500            Sep-02                   40
Eurodollar Futures (Buy)..............................            3                750            Mar-03                    5
Eurodollar Futures (Buy)..............................            3                750            Jun-03                    4
Eurodollar Futures (Buy)..............................            3                750            Sep-03                    3
Germany Federal Republic Bonds--10 Yr. (Buy)..........          144            E14,400            Jun-02                  (20)
Germany Federal Republic Bonds--5 Yr. (Buy)...........          428             42,800            Jun-02                  310
                                                                                                                   --------------
                                                                                                                      $  (822)
                                                                                                                   ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

TBA SALE COMMITMENTS WHICH WERE OPEN AT APRIL 30, 2002 ARE AS FOLLOWS:

                                                             PRINCIPAL
                                                               AMOUNT           COUPON           DELIVERY              VALUE
DESCRIPTION                                                    (000S)            RATE              DATE                (000S)
-----------                                                  ---------          ------           --------              ------
Federal National Mortgage Assoc.......................        $27,500           6.00%             May-02              $ 27,360
Government National Mortgage Assoc. I.................         83,000           6.50%             May-02                83,443
Government National Mortgage Assoc. II................          9,600           6.50%             May-02                 9,600
                                                                                                                   --------------
TBA sale commitments at value (proceeds receivable
  $121,302)...........................................                                                                $120,403
                                                                                                                   ==============

WRITTEN OPTIONS WHICH WERE OPEN AT APRIL 30, 2002 ARE AS FOLLOWS:

                                                             NUMBER OF
                                                              SHARES/           STRIKE                                 VALUE
DESCRIPTION                                                  CONTRACTS          PRICE         EXPIRATION DATE          (000S)
-----------                                                  ---------          ------        ---------------          ------
U.S. Treasury Notes-10 Yr. Futures (Call).............              288        $107.00            May-02              $   (72)
U.S. Treasury Notes-10 Yr. Futures (Put)..............              801         100.00            May-02                  (13)
Eurodollar Futures (Put)..............................            4,911          95.75            Jun-02                  (31)
Eurodollar Futures (Put)..............................              168          95.50            Jun-02                   (1)
Eurodollar Futures (Put)..............................               91          97.00            Jun-02                   (1)
Eurodollar Futures (Put)..............................              387          96.00            Jun-02                   (2)
Eurodollar Futures (Put)..............................               91          96.50            Sep-02                   (4)
Eurodollar Futures (Put)..............................              256          97.25            Sep-02                  (80)
Eurodollar Futures (Put)..............................              130          96.75            Sep-02                  (10)
Eurodollar Futures (Put)..............................            1,268          96.50            Dec-02                 (594)
Swap Options-3 Mo. LIBOR (Call).......................       21,100,000           5.97            Oct-04                 (590)
Swap Options-3 Mo. LIBOR (Put)........................       21,100,000           5.97            Oct-04               (1,016)
Swap Options-3 Mo. LIBOR (Call).......................        5,500,000           6.00            Oct-19                 (158)
Swap Options-3 Mo. LIBOR (Put)........................        5,500,000           6.00            Oct-19                 (262)
Interest Rate Swap (Call).............................        2,000,000           5.85            Aug-23                  (21)
                                                                                                                   --------------
Written options at value (premiums received of
  $7,365).............................................                                                                $(2,855)
                                                                                                                   ==============

FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT APRIL 30, 2002 ARE AS FOLLOWS:

                                                                                                                     UNREALIZED
                                                                              AGGREGATE                            APPRECIATION/
                                                            MARKET VALUE      FACE VALUE                           (DEPRECIATION)
DESCRIPTION                                                    (000S)           (000S)         DELIVERY DATE           (000S)
-----------                                                 ------------      ----------       -------------       --------------
Pound Sterling (Sell).................................        $   319          L    219           May-02               $  (8)
Euro (Sell)...........................................         10,639          E 11,851           Jul-02                (221)
Japanese Yen (Sell)...................................          5,180          Y663,061           Jul-02                (157)
Japanese Yen (Buy)....................................          2,357           301,639           Jul-02                  46
Japanese Yen (Buy)....................................          3,150           403,232           Jul-02                  69
                                                                                                                   --------------
                                                                                                                       $(271)
                                                                                                                   ==============

                                  FIXED INCOME

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SWAP AGREEMENTS WHICH WERE OPEN AT APRIL 30, 2002 ARE AS FOLLOWS:

                                                                                                                UNREALIZED
  PAR                                                                                                          APPRECIATION
 VALUE                                                                                                        (DEPRECIATION)
 (000S)                            DESCRIPTION                                      COUNTER PARTY                 (000S)
 ------                            -----------                                      -------------             --------------
E  9,100   To make or receive semi-annual payments through 03/15/2017      Goldman Sachs Capital Markets          $  (11)
           based on the difference between (A) the 10 year fixed           New York
           interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-
           EURIBOR-Telerate.
   4,500   To make or receive semi-annual payments through 03/15/2032      J.P. Morgan Securities                     --
           based on the difference between (A) the 10 year fixed
           interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the EUR-
           EURIBOR-Telerate.
Y521,000   To make or receive semi-annual payments through 01/1/2011       Morgan Stanley Capital Services          (205)
           based on the difference between (A) the 10 year fixed
           interest rate of 1.805% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
 360,000   To make or receive semi-annual payments through 01/1/2011       Morgan Stanley Capital Services          (134)
           based on the difference between (A) the 10 year fixed
           interest rate of 1.771% over (B) the 10 year floating rate adjusted every six months based upon the JPY-LIBOR-BBA.
L  6,400   To make or receive semi-annual payments through 06/17/2004      Goldman Sachs Capital Markets              67
           based on the difference between (A) the 10 year fixed           New York
           interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,200   To make or receive semi-annual payments through 06/17/2004      Morgan Stanley Capital Services            17
           based on the difference between (A) the 10 year fixed
           interest rate of 5.500% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   1,600   To make or receive semi-annual payments through 09/15/2012      UBS Warburg                                 1
           based on the difference between (A) the 10 year fixed
           interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
     800   To make or receive semi-annual payments through 03/15/2017      J.P. Morgan Securities                      1
           based on the difference between (A) the 10 year fixed
           interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   4,100   To make or receive semi-annual payments through 03/15/2017      Goldman Sachs Capital Markets              26
           based on the difference between (A) the 10 year fixed           New York
           interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
   2,400   To make or receive semi-annual payments through 03/15/2032      J.P. Morgan Securities                     17
           based on the difference between (A) the 10 year fixed
           interest rate of 5.000% over (B) the 10 year floating rate adjusted every six months based upon the GBP-LIBOR-BBA.
$ 29,200   To make or receive semi-annual payments through 06/17/2007      Goldman Sachs Capital Markets              25
           based on the difference between (A) the 10 year fixed           New York
           interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.
  42,400   To make or receive semi-annual payments through 06/17/2007      Bank of America                         1,513
           based on the difference between (A) the 10 year fixed
           interest rate of 6.000% over (B) the 10 year floating rate adjusted every six months based upon the USD-LIBOR-BBA.

                                                                                                              --------------
                                                                                                                  $1,317
                                                                                                              ==============

------------

 1 At April 30, 2002, securities held by the Fund were pledged to cover margin requirements for open future contracts and written options on futures contracts (see Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $534,503.

 2 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April, 2002, these securities were valued at $135,581 or 12.33% of net assets.

 3 Floating rate security. The stated rate represents the rate in effect at April 30, 2002.

 4  MTN after the name of a security stands for Medium Term Note.

 5 Step Coupon security. The rate will step 1.07% per month until the coupon reaches 15%.

 6 Variable rate security. The stated rate represents the rate in effect at April 30, 2002.

 7 REMICs are CMOs which can hold mortgages secured by any type of real property and issue multiple-class securities backed by those mortgages.

 8 Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

 9 TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after April 30, 2002. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date (see Note 2 to the Financial Statements).

10 Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and interest payments are applied to the inflation-adjusted principal.

E   Euro.

L   British Pound.

Y   Japanese Yen.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash and short-term investment of 0.1%)

    Corporate Bonds & Notes                  2.0

    Collateralized Mortgage Obligations      5.0

    Asset-Backed Securities                 92.9

ASSET-BACKED SECURITIES--92.9%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             ABSC Long Beach Home Equity Loan Trust
               Series 2000-LB1 Cl. AV
 $2,575        2.118%--08/21/2030(1,2)......................  $  2,579
             ACE Securities Corp.
               Pass Thru Certificates
               Series 2001-HE1 Cl. A
  2,289        2.228%--11/20/2031(1,2)......................     2,296
             Aerco Ltd.
               Series 2A Cl. A3
  4,000        2.320%--07/15/2025(1,2)......................     3,885
             AmeriCredit Automobile Receivables Trust
               Series 2001-1 Cl. A3
  3,000        5.130%--11/06/2005(2)........................     3,074
             Ameriquest Mortgage Securities Inc.
               Pass Thru Certificates
               Series 2002-1 Cl. AF3
  2,200        5.120%--05/25/2032...........................     2,231
             Associates Automobile Receivables Trust
               Series 2000-1 Cl. A3
  1,808        7.300%--01/15/2004(2)........................     1,851
             CDC Mortgage Capital Trust
               Series 2002-HE1 Cl. A
  1,800      2.153%--01/25/2033(1)..........................     1,800
             Centex Home Equity
               Series 2002-B Cl. AF2
  2,250        4.487%--05/25/2020...........................     2,271
             Chase Funding Loan Acquisition Trust
               Series 2001-C2 Cl. IA2
  4,000        5.673%--05/25/2022...........................     4,093
             CIT Equipment Collateral
               Series 2001-A Cl. A2
  2,359        3.730%--03/22/2004(2)........................     2,377
             Citibank Credit Card Issuance Trust
               Series 2001-B2 Cl. B2
  2,000        2.391%--12/10/2008(1)........................     2,013
             Citibank Credit Card Master Trust I
               Series 1999-7 Cl. A
  2,500        6.650%--11/15/2006...........................     2,658
             CIT Marine Trust
               Series 1999-A Cl. A2
  1,083        5.800%--04/15/2010(2)........................     1,109
             CNH Equipment Trust
               Series 2001-B Cl. A3
  2,000        2.170%--03/15/2006(1)........................     2,002
             Conseco Finance
               Series 2000-C Cl. A
  1,259        2.230%--12/15/2029(1,2)......................     1,263

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Contimortgage Home Equity Trust
               Pass Thru Certificates
               Series 1998-3 Cl. A10
 $    8        5.840%--05/15/2016(2)........................  $      9
             Countrywide Home Equity Loan Trust
               Series 2002-B Cl. A1
  1,486        2.110%--04/15/2028(1)........................     1,499
             CS First Boston Mortgage Securities Corp.
               Pass Thru Certificates
               Series 2001-HS27 Cl. A
  1,204        2.500%--08/25/2031(1,3)......................     1,196
             DaimlerChrysler Auto Trust
               Series 2001-C Cl. A3
  3,000        4.210%--07/06/2005(2)........................     3,046
             Discover Card Master Trust I
               Series 2000-9 Cl. A
  2,000        6.350%--07/15/2008(2)........................     2,115
             Felco Funding II LLC.
               Series 2000-1 Cl. A3
  3,171        7.585%--06/15/2004(2,3)......................     3,245
             First North American National Bank
               Series 1997-2 Cl. B
  3,000        2.330%--03/15/2006(1,2)......................     3,007
             Ford Credit Auto Owner Trust
               Series 2002-A Cl. A4A
  2,400        4.360%--09/15/2006...........................     2,416
             Harley-Davidson Motorcycle Trust
               Series 2001-2 Cl. A1
    992        3.770%--04/17/2006...........................     1,002
             HFC Home Equity Loan Asset Backed Certificates
               Series 2002-1 Cl. A
  1,936        2.270%--12/22/2031(1)........................     1,942
             Honda Auto Receivables Owner Trust
               Series 2001-1 Cl. A2
  1,046        5.150%--06/18/2003(2)........................     1,052
               Series 2002-1 Cl. A2
  2,500        2.550%--04/15/2004...........................     2,505
                                                              --------
                                                                 3,557
                                                              --------
             Ikon Receivables LLC
               Series 1999-1 Cl. A4
  3,375        6.230%--05/15/2005(2)........................     3,444
             Long Beach Mortgage Loan Trust
               Series 2002-1 Cl. 2A2
  1,500        3.500%--05/25/2032...........................     1,492
             MMCA Automobile Trust
               Series 2002-1 Cl. A2
  2,000        3.030%--01/17/2005...........................     2,011
             National City Auto Receivables Trust
               Series 2002-A Cl. A4
    700        4.830%--08/15/2009...........................       709
             Navistar Financial Corp Owner Trust
               Series 2001-B Cl. A4
  2,500        4.370%--11/17/2008(2)........................     2,514
             Nissan Auto Receivables Owner Trust
               Series 2002-A Cl. A2
  4,000        2.670%--07/15/2004(2)........................     4,010
             Option One Mortgage Loan Trust
               Series 2002-1 Cl. A
  3,447        2.140%--02/25/2032(1,2)......................     3,450

                                  FIXED INCOME

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

ASSET-BACKED SECURITIES--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             PECO Energy Transition Trust
               Series 2000-A Cl. A2
 $  985        7.300%--09/01/2004...........................  $  1,002
             Premier Auto Trust
               Series 1999-3 Cl. A4
  2,569        6.430%--03/08/2004(2)........................     2,623
             Public Service New Hampshire Funding LLC
               Series 2001-1 Cl. A2
  2,500        5.730%--11/01/2010(2)........................     2,589
             Residential Asset Securities Corp.
               Series 2001-KS1 Cl. AI3
  3,000        5.854%--02/25/2026(2)........................     3,081
             Saxon Asset Securities Trust
               Series 2001-1 Cl. AF4
  2,000        6.310%--03/25/2026...........................     2,069
               Series 1999-2 Cl. MV2
  1,500        2.800%--05/25/2029(1,2)......................     1,505
                                                              --------
                                                                 3,574
                                                              --------
             SSB RV Trust
               Series 2001-1 Cl. A2
  1,686        2.890%--12/15/2008...........................     1,693
             Standard Credit Card Master Trust
               Series 1995-1 Cl. A
  2,000        8.250%--01/07/2007...........................     2,207
             Structured Asset Securities Corp.
               Series 2002-1A Cl. 2A1
  1,916        4.022%--02/25/2032(1)........................     1,941
                                                              --------
TOTAL ASSET-BACKED SECURITIES
  (Cost $94,243)............................................    94,876
                                                              --------
COLLATERALIZED MORTGAGE OBLIGATIONS--5.0%
PRINCIPAL
AMOUNT                                                        VALUE
(000S)                                                        (000S)
----------------------------------------------------------------------
             Federal Home Loan Mortgage Corp.
               Series 1620 Cl. A
 $  364        6.000%--08/15/2018...........................  $    366
             FHLMC Structured Pass Through Securities
               Series T-30 Cl. A5
  2,000        7.610%--12/25/2030...........................     2,120
             Salomon Brothers Mortgage Securities VII
               Series 2001-C1 Cl. A1
  2,611        5.137%--12/18/2035(2)........................     2,662
                                                              --------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $5,080).............................................     5,148
                                                              --------

CORPORATE BONDS & NOTES--2.0%
(Cost $2,000)
             VW Credit Inc. MTN 4
  2,000        2.229%--01/21/2005(1)........................     1,997
                                                              --------

SHORT-TERM INVESTMENT--0.0%
(Cost $44)
 REPURCHASE AGREEMENT
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               1.75% collateralized by a U.S. Treasury Bill
               7.250% August 15, 2022, par value of $40
               (repurchase proceeds of $44 when closed on
     44        May 1, 2002).................................        44
                                                              --------
TOTAL INVESTMENTS--99.9%
  (Cost $101,367)...........................................   102,065
CASH AND OTHER ASSETS, LESS LIABILITIES--0.1%...............       119
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $102,184
                                                              ========

------------

1 Floating rate security. The stated rate represents the rate in effect at April 30, 2002.

2 At April 30, 2002, securities held by the Fund were pledged to cover margin requirements for open future contracts (see Note 2 to the Financial Statements). The securities pledged had an aggregate market value of $60,879.

3 Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2002, these securities were valued at $4,441 or 4.35% of net assets.

4  MTN after the name of a security stands for Medium Term Note.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--APRIL 30, 2002 (UNAUDITED)

TOTAL INVESTMENTS (% OF NET ASSETS)
(Excludes net cash of -0.2%)

    Repurchase Agreement
                                             10.3
    Bank Obligations
                                             12.0
    Commercial Paper
                                             77.9

BANK OBLIGATIONS--12.0%
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Bank of Montreal
 $ 7,000       1.750%--05/22/2002...........................  $  7,000
             BZW
   4,000       2.130%--05/28/2002...........................     4,000
             Morgan Stanley Group Inc.
   2,250       6.375%--08/01/2002...........................     2,264
             Societe Generale
   7,000       1.820%--07/22/2002...........................     7,000
                                                              --------
TOTAL BANK OBLIGATIONS
  (Cost $20,264)............................................    20,264
                                                              --------
COMMERCIAL PAPER--77.9%
             Abbey National plc
   7,000       1.780%--06/13/2002...........................     6,985
             ANZ Inc.
   7,000       1.770%--05/13/2002...........................     6,996
             Bank of Scotland Treasury Service
   7,000       1.780%--05/10/2002...........................     6,997
             BMW Capital Corp.
   7,000       1.900%--05/01/2002...........................     7,000
             CBA Finance Inc. Yrs 3&4
   6,000       2.030%--05/20/2002...........................     5,994
             Credit Agricole Indosuez Inc.
   7,000       1.810%--05/07/2002...........................     7,000
             Danske Bank A/S
   6,500       1.800%--05/06/2002...........................     6,498

COMMERCIAL PAPER--CONTINUED
PRINCIPAL
 AMOUNT                                                        VALUE
 (000S)                                                        (000S)
----------------------------------------------------------------------
             Den Norske Bank ASA Yrs. 1&2
 $ 7,000       1.820%--05/21/2002...........................  $  6,993
             Deutsche Bank AG
   7,000       1.840%--05/21/2002...........................     7,000
             Dresdner Bank AG
   7,000       1.800%--05/09/2002...........................     6,997
             Gillette Co.
   7,000       1.870%--05/01/2002...........................     7,000
             ING US Funding LLC
   7,000       1.800%--05/15/2002...........................     6,995
             J.P. Morgan Chase & Co.
   7,000       1.940%--07/03/2002...........................     6,976
             Lloyds TSB Group plc
   7,000       2.001%--09/19/2002...........................     6,946
             Royal Bank of Canada
   7,000       1.840%--07/31/2002...........................     7,000
             Svenska Handelsbanken Ab
   7,000       1.850%--05/13/2002...........................     6,996
             Toronto Dominion Bank
   7,000       1.800%--05/14/2002...........................     7,000
             UBS Finance Inc. Yrs 1&2
   7,000       1.900%--05/01/2002...........................     7,000
             Well Fargo Bank
   7,000       1.790%--05/07/2002...........................     7,000
                                                              --------
TOTAL COMMERCIAL PAPER
  (Cost $131,373)...........................................   131,373
                                                              --------
REPURCHASE AGREEMENT--10.3%
  (Cost $17,305)
             Repurchase Agreement with State Street Bank &
               Trust dated April 30, 2002 due May 1, 2002 at
               1.75% collateralized by a U.S. Treasury Bills
               9.125% May 15, 2009, par value of $15,285
               (repurchase proceeds of $17,306 when closed
  17,305       on May 1, 2002)..............................    17,305
                                                              --------
TOTAL INVESTMENTS--100.2%
  (Cost $168,942)(1)........................................   168,942
CASH AND OTHER ASSETS, LESS LIABILITIES--(0.2%).............      (246)
                                                              --------
TOTAL NET ASSETS--100.0%....................................  $168,696
                                                              ========

------------

1  The aggregate identified cost on a tax basis is the same.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF ASSETS AND LIABILITIES--APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands, except per share amounts)

                                                                HARBOR               HARBOR                HARBOR
                                                                 BOND            SHORT DURATION         MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*............................  $1,453,123            $101,367              $168,942
====================================================================================================================
Investments, at value.......................................  $1,458,057            $102,021              $151,637
Repurchase agreements.......................................       3,008                  44                17,305
Cash........................................................          --                  --                     1
Foreign currency, at value (cost: $2,194; $0; $0)...........       2,233                  --                    --
Receivables for:
  Investments sold..........................................     161,672                  --                    --
  Capital shares sold.......................................       1,021                  92                   139
  Interest..................................................      10,119                 403                   208
  Swap agreements, at value (cost: $1,444, $0, $0)..........       2,761                  --                    --
  Variation margin on futures contracts.....................         114                  --                    --
Other assets................................................           3                  13                    14
--------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS.........................................   1,638,988             102,573               169,304
LIABILITIES
Payables for:
  Investments purchased.....................................     413,640                  --                    --
  Capital shares reacquired.................................       2,040                 368                   559
  Dividends to shareholders.................................          --                  --                     2
  Written options, at value (premiums received $7,365; $0;
     $0)....................................................       2,855                  --                    --
  Open forward currency contracts...........................         271                  --                    --
  Variation margin on futures contracts.....................          62                  --                    --
Accrued expenses:
  Management fees...........................................         412                  17                    20
  Trustees' fees............................................           3                   1                    --
  Transfer agent fees.......................................           3                  --                    16
  Other.....................................................          18                   3                    11
  TBA sale commitments at value (proceeds receivable
     $121,302; $0; $0)......................................     120,403                  --                    --
--------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES....................................     539,707                 389                   608
NET ASSETS..................................................  $1,099,281            $102,184              $168,696
====================================================================================================================
Net assets consist of:
  Paid-in capital...........................................  $1,067,741            $123,066              $168,696
  Undistributed/(overdistributed) net investment income.....       6,979                (115)                   --
  Accumulated net realized gain/(loss)......................      12,726             (21,465)                   --
  Unrealized appreciation of investments and translation of
     assets and liabilities in foreign currencies...........      12,928                 698                    --
  Unrealized (depreciation) of futures and forward
     contracts..............................................      (1,093)                 --                    --
--------------------------------------------------------------------------------------------------------------------
                                                              $1,099,281            $102,184              $168,696
====================================================================================================================
Shares of beneficial interest...............................      94,293              11,845               168,696
Net asset value, offering and redemption price per share....  $    11.66            $   8.63              $   1.00

------------

*  Including repurchase agreements and short-term investments.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF OPERATIONS--SIX MONTHS ENDED APRIL 30, 2002 (UNAUDITED)

(All amounts in Thousands)

                                                                 HARBOR              HARBOR                HARBOR
                                                                  BOND           SHORT DURATION         MONEY MARKET
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................    $     --            $    --                $   --
  Interest..................................................      26,797              2,447                 1,829
  Foreign taxes withheld....................................          --                 --                    --
--------------------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME...................................      26,797              2,447                 1,829
OPERATING EXPENSES:
  Management fees...........................................       3,249                225                   263
  Shareholder communications................................          40                  2                    13
  Custodian fees............................................          46                 24                    17
  Transfer agent fees.......................................         289                 13                    95
  Professional fees.........................................          26                  2                     4
  Trustees' fees and expenses...............................           9                  1                     2
  Registration fees.........................................          39                 12                    20
  Miscellaneous.............................................          11                  5                     5
--------------------------------------------------------------------------------------------------------------------
     Total operating expenses...............................       3,709                284                   419
  Management fees waived....................................        (771)              (102)                 (105)
--------------------------------------------------------------------------------------------------------------------
     Net operating expenses.................................       2,938                182                   314
--------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME.......................................      23,859              2,265                 1,515
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT
  TRANSACTIONS:
  Net realized gain/(loss) on:
     Investments............................................         594                424                    --
     Foreign currency transactions..........................       1,635                 --                    --
     Swap agreements........................................       9,652                 --                    --
     Futures contracts......................................       2,043                 (6)                   --
     Written options........................................       3,664                 --                    --
  Change in net unrealized (depreciation) of:
     Investments............................................      (8,408)            (1,334)                   --
     Swap agreements........................................     (10,305)                --                    --
     Futures contracts......................................      (8,247)               (24)                   --
     Forward currency contracts.............................         (76)                --                    --
     Translation of assets and liabilities in foreign
      currencies............................................      (1,808)                --                    --
--------------------------------------------------------------------------------------------------------------------
  Net (loss) on investment transactions.....................     (11,256)              (940)                   --
--------------------------------------------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......    $ 12,603            $ 1,325                $1,515
====================================================================================================================

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS
STATEMENT OF CHANGES IN NET ASSETS
(All amounts in Thousands)


----------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS:
  Operations:
     Net investment income..................................
     Net realized gain on investments, foreign currency
      transactions, swap agreements, futures contracts and
      written options.......................................
     Net unrealized appreciation/(depreciation) of
      investments and translation of assets and liabilities
      in foreign currencies.................................
----------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......
----------------------------------------------------------------
  Distributions to shareholders:
     Net investment income..................................
     Net realized gain on investments.......................
----------------------------------------------------------------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS....................
----------------------------------------------------------------
  Capital share transactions:
     Net proceeds from sale of shares.......................
     Net asset value of shares issued in connection with
      reinvestment of:
       Dividends from net investment income.................
       Distributions from net realized gain on
        investments.........................................
     Cost of shares reacquired..............................
----------------------------------------------------------------
     NET INCREASE/(DECREASE) DERIVED FROM CAPITAL
      TRANSACTIONS..........................................
----------------------------------------------------------------
     Net increase/(decrease) in net assets..................
NET ASSETS:
  Beginning of period.......................................
----------------------------------------------------------------
  END OF PERIOD *...........................................
================================================================
NUMBER OF CAPITAL SHARES:
  Sold......................................................
  Reinvested in payment of investment income dividends......
  Reinvested in payment of capital gain distributions.......
  Reacquired................................................
----------------------------------------------------------------
  Net increase/(decrease) in shares outstanding.............
  Outstanding:
     Beginning of period....................................
----------------------------------------------------------------
     End of period..........................................
================================================================
* Includes undistributed/(over-distributed) net investment
  income of:................................................

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME

                                  HARBOR                            HARBOR                            HARBOR
                                   BOND                         SHORT DURATION                     MONEY MARKET
                      -------------------------------   -------------------------------   -------------------------------
                      NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,   NOVEMBER 1,         NOVEMBER 1,
                         2001                2000          2001                2000          2001                2000
                        THROUGH             THROUGH       THROUGH             THROUGH       THROUGH             THROUGH
                       APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,    APRIL 30,          OCTOBER 31,
                         2002                2001          2002                2001          2002                2001
-------------------------------------------------------------------------------------------------------------------------
                      (UNAUDITED)                       (UNAUDITED)                       (UNAUDITED)
                      $   23,859          $   49,251     $  2,265            $  5,641      $  1,515            $   6,618
                          17,588              25,379          418                 500            --                    2
                         (28,844)             54,113       (1,358)              1,822            --                   --
-------------------------------------------------------------------------------------------------------------------------
                          12,603             128,743        1,325               7,963         1,515                6,620
-------------------------------------------------------------------------------------------------------------------------
                         (23,080)            (40,763)      (2,295)             (5,800)       (1,515)              (6,618)
                         (22,766)             (4,887)          --                  --            --                   (2)
-------------------------------------------------------------------------------------------------------------------------
                         (45,846)            (45,650)      (2,295)             (5,800)       (1,515)              (6,620)
-------------------------------------------------------------------------------------------------------------------------
                         238,928             470,485       86,345             275,635        95,057              302,450
                          20,471              37,555        2,266               5,729         1,500                6,353
                          21,071               3,414           --                  --            --                   --
                        (184,498)           (275,250)    (111,416)           (282,600)      (96,695)            (245,862)
-------------------------------------------------------------------------------------------------------------------------
                          95,972             236,204      (22,805)             (1,236)         (138)              62,941
-------------------------------------------------------------------------------------------------------------------------
                          62,729             319,297      (23,775)                927          (138)              62,941
                       1,036,552             717,255      125,959             125,032       168,834              105,893
-------------------------------------------------------------------------------------------------------------------------
                      $1,099,281          $1,036,552     $102,184            $125,959      $168,696            $ 168,834
=========================================================================================================================
                          20,455              41,186        9,976              31,974        95,057              302,450
                           3,648               3,296          262                 665         1,500                6,353
                              --                 303           --                  --            --                   --
                         (15,818)            (23,976)     (12,884)            (32,842)      (96,695)            (245,862)
-------------------------------------------------------------------------------------------------------------------------
                           8,285              20,809       (2,646)               (203)         (138)              62,941
                          86,008              65,199       14,491              14,694       168,834              105,893
-------------------------------------------------------------------------------------------------------------------------
                          94,293              86,008       11,845              14,491       168,696              168,834
=========================================================================================================================
                      $    6,979          $    6,200     $   (115)           $    (85)     $     --            $      --

                                  FIXED INCOME

HARBOR FIXED INCOME FUNDS FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                         INCOME FROM INVESTMENT OPERATIONS
                                                                     ------------------------------------------
                                                                                          NET REALIZED AND
                                                                                      UNREALIZED GAINS/(LOSSES)
                                                        NET ASSET                      ON INVESTMENTS, FUTURES
                                                          VALUE           NET         CONTRACTS, OPTIONS, SWAP     TOTAL FROM
                                                        BEGINNING     INVESTMENT       AGREEMENTS AND FOREIGN      INVESTMENT
YEAR/PERIOD ENDED                                       OF PERIOD       INCOME           CURRENCY CONTRACTS        OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
HARBOR BOND FUND
April 30, 2002 (Unaudited)..........................     $12.05          $.26(c)               $ (.13)               $ .13
October 31, 2001....................................      11.00           .56(c)                 1.08                 1.64
October 31, 2000....................................      10.85           .57(c)                  .15                  .72
October 31, 1999....................................      11.82           .58(c)                 (.49)                 .09
October 31, 1998....................................      11.57           .61(c)                  .53                 1.14
October 31, 1997....................................      11.28           .68(c)                  .30                  .98
-----------------------------------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 2002 (Unaudited)..........................     $ 8.69          $.16(c)               $ (.06)               $ .10
October 31, 2001....................................       8.51           .45(c)                  .19                  .64
October 31, 2000....................................       8.56           .55(c)                 (.04)                 .51
October 31, 1999....................................       8.69           .46(c)                 (.15)                 .31
October 31, 1998....................................       8.66           .48(c)                  .09                  .57
October 31, 1997....................................       8.79           .45(c,d)                .01                  .46
-----------------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 2002 (Unaudited)..........................     $ 1.00          $.01(c)               $   --                $ .01
October 31, 2001....................................       1.00           .05(c)                   --                  .05
October 31, 2000....................................       1.00           .06(c)                   --                  .06
October 31, 1999....................................       1.00           .05(c)                   --                  .05
October 31, 1998....................................       1.00           .05(c)                   --                  .05
October 31, 1997....................................       1.00           .02(c)                   --                  .02
-----------------------------------------------------------------------------------------------------------------------------


                                                            LESS DISTRIBUTIONS
                                                      ------------------------------
                                                      DIVIDENDS      DISTRIBUTIONS
                                                       FROM NET         FROM NET
                                                      INVESTMENT        REALIZED
YEAR/PERIOD ENDED                                       INCOME      CAPITAL GAINS(1)
HARBOR BOND FUND
April 30, 2002 (Unaudited)..........................    $(.26)            $(.26)
October 31, 2001....................................     (.52)             (.07)
October 31, 2000....................................     (.57)               --
October 31, 1999....................................     (.55)             (.51)
October 31, 1998....................................     (.66)             (.23)
October 31, 1997....................................     (.69)               --
-----------------------------------------------------------------------------------------------------
HARBOR SHORT DURATION FUND
April 30, 2002 (Unaudited)..........................    $(.16)            $  --
October 31, 2001....................................     (.46)               --
October 31, 2000....................................     (.56)               --
October 31, 1999....................................     (.44)               --
October 31, 1998....................................     (.54)               --
October 31, 1997....................................     (.59)               --
-----------------------------------------------------------------------------------------------------------------------
HARBOR MONEY MARKET FUND
April 30, 2002 (Unaudited)..........................    $(.01)            $  --
October 31, 2001....................................     (.05)               --
October 31, 2000....................................     (.06)               --
October 31, 1999....................................     (.05)               --
October 31, 1998....................................     (.05)               --
October 31, 1997....................................     (.02)               --
-----------------------------------------------------------------------------------------------------------------------------

1  Includes both short-term and long-term capital gains.

2  Percentage does not reflect reduction for credit balance arrangements.

a  Annualized.

b  Unannualized.

c  Reflects the Adviser's waiver of a portion of its management fees.

d  Based on monthly average of shares outstanding during the fiscal year.

e The total returns would have been lower had certain expenses not been waived during the periods shown.

f  Interest expense from investments sold short.

    The accompanying notes are an integral part of the financial statements.

                                  FIXED INCOME


                                                                                                                RATIO OF
                                                                    RATIO OF                  RATIO OF          OPERATING
                    NET ASSET                                       OPERATING              MANAGEMENT FEES   EXPENSES NET OF
                      VALUE                      NET ASSETS         EXPENSES                 NOT IMPOSED     ALL OFFSETS TO
        TOTAL          END      TOTAL           END OF PERIOD      TO AVERAGE                TO AVERAGE          AVERAGE
    DISTRIBUTIONS   OF PERIOD   RETURN             (000S)       NET ASSETS (%)(2)          NET ASSETS (%)    NET ASSETS (%)
----------------------------------------------------------------------------------------------------------------------------

       $ (.52)       $11.66      1.19%(b,e)      $1,099,281             .57%(a,c)                .15%(a)           .57%(a)
         (.59)        12.05     15.35(e)          1,036,552             .56(c)                   .22               .56
         (.57)        11.00      6.95(e)            717,255             .60(c)                   .21               .60
        (1.06)        10.85       .85(e)            627,180             .61(c)                   .21               .60
         (.89)        11.82     10.33(e)            473,021             .65(c)                   .22               .65
         (.69)        11.57      8.96(e)            362,594             .67(c)                   .23               .67
----------------------------------------------------------------------------------------------------------------------------
       $ (.16)       $ 8.63      1.19%(b,e)      $  102,184             .30%(a,c)                .17%(a)           .30%(a)
         (.46)         8.69      7.73(e)            125,959             .28(c)                   .20               .27
         (.56)         8.51      6.21(e)            125,032             .29(c)                   .20               .28
         (.44)         8.56      3.68(e)            251,442             .28(c)                   .20                28
         (.54)         8.69      6.81(e)            217,244             .36(c)                   .20               .36
         (.59)         8.66      5.48(e)            162,476             .38(c)                   .20               .36
----------------------------------------------------------------------------------------------------------------------------
       $ (.01)       $ 1.00       .86%(b,e)      $  168,696             .36%(a,c)                .12%(a)           .36%(a)
         (.05)         1.00      4.83(e)            168,834             .38(c)                   .12               .38
         (.06)         1.00      5.99(e)            105,893             .48(c)                   .12               .47
         (.05)         1.00      4.82(e)             97,265             .46(c)                   .12               .46
         (.05)         1.00      5.20(e)            100,276             .57(c)                   .12               .57
         (.02)         1.00      5.11(e)             73,540             .63(c)                   .12               .62
----------------------------------------------------------------------------------------------------------------------------


         RATIO OF           RATIO OF
     INTEREST/DIVIDEND   NET INVESTMENT
          EXPENSE            INCOME
        TO AVERAGE         TO AVERAGE             PORTFOLIO
      NET ASSETS (%)     NET ASSETS (%)          TURNOVER (%)
----------------------------------------------------------------------------------------------------------------------------
             --%              4.62%(a,c)              196%(b)
             --               5.50(c)                 531
             --               6.16(c)                 494
             --               5.35(c)                 271
             --               5.41(c)                 278
             --               6.04(c)                 252
----------------------------------------------------------------------------------------------------------------------------
             --%              3.70%(a,c)               80%(b)
             --               5.35(c)                 246
             --               6.00(c)                 478
             --               5.36(c)                 578
             --               5.51(c)                 727
         .64(f)               5.14(c)               1,519
----------------------------------------------------------------------------------------------------------------------------
             --%              1.72%(a,c)              N/A
             --               4.60(c)                 N/A
             --               5.88(c)                 N/A
             --               4.73(c)                 N/A
             --               5.08(c)                 N/A
             --               4.97(c)                 N/A
----------------------------------------------------------------------------------------------------------------------------

                                  FIXED INCOME

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED)

(Currency in Thousands)

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended investment company, consisting of seven domestic equity series: Harbor Capital Appreciation Fund, Harbor Mid Cap Growth Fund, Harbor Growth Fund, Harbor Small Cap Growth Fund, Harbor Large Cap Value Fund, Harbor Mid Cap Value Fund and Harbor Small Cap Value Fund; four international equity series: Harbor International Fund, Harbor International Fund II, Harbor International Growth Fund and Harbor Global Equity Fund; and three fixed income series: Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds").

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.

SECURITY VALUATION

     Equity securities are valued at the last sale price on a national exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on a national exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, or as otherwise described below, selected by Harbor Capital Advisors, Inc. (the "Adviser"), which determines valuation for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value.

     Securities, for which there are no such prices or for which prices are deemed by the Adviser or Subadviser not to be representative of market values, are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The actual calculation of fair market value may be done by others including the Adviser and Subadviser.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended, and the Fund's Rule 2a-7 procedures.

FUTURES CONTRACTS

     To seek to increase total return or hedge against changes in interest rates, securities prices or currency exchange rates, each Fund (except Harbor Money Market Fund), may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. Harbor Large Cap Value Fund is not authorized to enter into currency futures contracts and options on such contracts. Harbor International Growth Fund, Harbor International Fund II and Harbor International Fund are not authorized to enter into futures contracts on currencies or engage in options transactions with respect to futures contracts for speculative purposes. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the contracts' terms. The maximum potential loss on a long futures contract is the U.S. dollar value of the notional amount at the time the contract is opened. The potential loss on a short futures contract is unlimited. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded. See Portfolio of Investments for open futures contracts held as of April 30, 2002.

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities or other liquid securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

OPTIONS

     Consistent with its investment policies, each Fund (excluding the Harbor Money Market Fund) may use option contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Harbor Large Cap Value Fund is not authorized to engage in options transactions on currency. Harbor International Fund and Harbor International Growth Fund are not authorized to engage in options transactions on currencies for speculative purposes. Harbor International Fund II is not authorized to write options on currencies for speculative purposes. Option contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which they are principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which they are principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call option is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms. See Note 3 for all outstanding written options as of April 30, 2002.

SWAP AGREEMENTS

     To the extent permitted under their respective investment policies, Harbor Bond Fund and Harbor Short Duration Fund may invest in swap agreements which involve the exchange of cash payments based on the specified terms and conditions of such agreements. A swap is an agreement to exchange the return generated by one investment for the return generated by another instrument. The value of each swap is determined by the counterparty to the swap agreement using a methodology which discounts the expected future cash receipts or disbursements related to the swap. The Fund may also enter into interest rate swap agreements which involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, (e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). Interest rate swaps are "marked-to-market" daily. Net market value is reported as an asset or a liability in the Statement of Assets and Liabilities. The cash paid or received on a swap is recognized as income or expense when such a payment is paid or received.

     Entering into swap agreements involves, to varying degrees, elements of credit risk, market risk, and interest rate risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is not a liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in market conditions or interest rates.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


TBA/WHEN-ISSUED PURCHASE COMMITMENTS

     Harbor Bond Fund may enter into TBA (to be announced) and when-issued purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price for a TBA has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The price of a when-issued security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated.

     The Fund holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price. TBA and when-issued purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA and when-issued purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA and when-issued purchase commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Harbor Bond Fund may enter into TBA sale commitments to hedge portfolio positions or to sell mortgage-backed securities owned under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date.

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities based upon the unit price established at the date on which the commitment was entered.

SHORT SALES

     Each Fund, except Harbor International Growth Fund, Harbor International Fund, Harbor International Fund II and Harbor Money Market Fund, may engage in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest or dividends and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash or liquid securities with its custodian sufficient to cover its short position. Short sales involve the risk of an unlimited increase in the market price of a security.

FOREIGN FORWARD CURRENCY CONTRACTS

     Consistent with its investment policies, each Fund (excluding the Money Market Fund) may enter into forward foreign currency contracts to facilitate transactions in foreign securities or as a hedge against either specific transactions or portfolio positions. A foreign forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED


FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rate when accrued or incurred.

     Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income accrued and tax reclaims receivable and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     Each Fund may enter into repurchase agreements with certain banks and broker dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date. For Harbor International Growth Fund, Harbor Global Equity Fund, Harbor International Fund II and Harbor International Fund, certain dividends are recorded after the ex-dividend date, but as soon as the Fund is notified of such dividends. Interest income is accrued daily as earned. Discounts and premiums on fixed income securities purchased are amortized over the life of the respective securities using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

INCOME RECOGNITION

     Effective November 1, 2001, the Trust adopted the provisions of the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies, as revised, and is amortizing premiums and discounts on debt securities. The Trust formerly amortized premiums and discounts on debt securities. Accordingly, the adoption of the Guide has had no significant effect on the Trust's financial statements.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets or the number of shareholders of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the period ended April 30, 2002 were as follows:

                                                                       PURCHASES                       SALES
                                                                ------------------------      ------------------------
                                                                   U.S.                          U.S.
                                                                GOVERNMENT      OTHER         GOVERNMENT      OTHER
                                                                ----------      -----         ----------      -----
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................    $       --    $2,297,173      $       --    $2,006,069
  Harbor Mid Cap Growth Fund................................            --         6,872              --         4,174
  Harbor Growth Fund........................................            --         6,566              --         6,574
  Harbor Small Cap Growth Fund..............................            --        29,796              --         7,155
  Harbor Large Cap Value Fund...............................            --        61,172              --        29,965
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................            --       254,697              --       400,260
  Harbor International Fund II..............................            --        17,892              --        31,137
  Harbor International Growth Fund..........................            --       687,590              --       697,017
  Harbor Global Equity Fund.................................            --         2,494              --         1,133
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................     2,254,706       360,944       2,270,360       212,744
  Harbor Short Duration Fund................................        40,989        56,188          46,941        36,569

     The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

REDEMPTION IN-KIND TRANSACTIONS

     For the six-month period ended April 30, 2002, Harbor Capital Appreciation Fund realized gains of $41,723 from in-kind redemptions of Fund shares.

WRITTEN OPTIONS

     Transactions in written options for the six-month period ended April 30, 2002 are summarized as follows:

                                                                   OPTIONS WRITTEN              OPTIONS WRITTEN
                                                              --------------------------    ------------------------
                                                                  EURODOLLAR FUTURES              EURO FUTURES
                                                              --------------------------    ------------------------
                                                               NUMBER OF      AGGREGATE     NUMBER OF     AGGREGATE
                                                               CONTRACTS      FACE VALUE    CONTRACTS     FACE VALUE
                                                               ---------      ----------    ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................         6,124    E$ 15,310      6,400,000     E 6,400
  Options opened............................................         1,836        4,590      1,574,803       1,575
  Options closed/expired....................................          (658)      (1,645)    (7,974,803)     (7,975)
                                                              ------------    ---------     ----------     -------
  Open at 04/30/2002........................................         7,302    E$ 18,255             --     E    --
                                                              ============    =========     ==========     =======

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED


                                                                   OPTIONS WRITTEN              OPTIONS WRITTEN
                                                              --------------------------    ------------------------
                                                                 JAPANESE YEN FUTURES        U.S. TREASURY FUTURES
                                                              --------------------------    ------------------------
                                                               NUMBER OF      AGGREGATE     NUMBER OF     AGGREGATE
                                                               CONTRACTS      FACE VALUE    CONTRACTS     FACE VALUE
                                                               ---------      ----------    ---------     ----------
HARBOR BOND FUND
  Options outstanding at beginning of year..................            --    Y      --          3,376     $ 3,376
  Options opened............................................   193,125,000      193,125          3,224       3,224
  Options closed/expired....................................  (193,125,000)    (193,125)        (5,511)     (5,511)
                                                              ------------    ---------     ----------     -------
  Open at 04/30/2002........................................            --    Y      --          1,089     $ 1,089
                                                              ============    =========     ==========     =======

                                                                   OPTIONS WRITTEN
                                                              --------------------------        OPTIONS WRITTEN
                                                                    INTEREST RATE           ------------------------
                                                                     SWAP OPTIONS              SWAP OPTIONS--U.S.
                                                              --------------------------    ------------------------
                                                               NUMBER OF      AGGREGATE     NUMBER OF     AGGREGATE
                                                               CONTRACTS      FACE VALUE    CONTRACTS     FACE VALUE
                                                               ---------      ----------    ---------     ----------
  Options outstanding at beginning of year..................            --    $      --     53,200,000     $53,200
  Options opened............................................     2,000,000        2,000             --          --
  Options closed/expired....................................            --           --             --          --
                                                              ------------    ---------     ----------     -------
  Open at 04/30/2002........................................     2,000,000    $   2,000     53,200,000     $53,200
                                                              ============    =========     ==========     =======

------------

E Euro.

E$ Eurodollar.

Y  Japanese Yen.

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor Capital"), an indirect wholly-owned subsidiary of Robeco Groep, N.V., is the Trust's investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the six-month period ended April 30, 2002. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE     FEES
                                                                   RATE       EARNED
                                                                ----------    ------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund..........................       0.60%      $19,970
  Harbor Mid Cap Growth Fund................................       0.75            44
  Harbor Growth Fund........................................       0.75           494
  Harbor Small Cap Growth Fund..............................       0.75           112
  Harbor Large Cap Value Fund...............................       0.60           465
  Harbor Mid Cap Value Fund.................................       0.55             3
  Harbor Small Cap Value Fund...............................       0.55            12
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................       0.75(a)     15,277
  Harbor International Fund II..............................       0.75           296
  Harbor International Growth Fund..........................       0.75         1,480
  Harbor Global Equity Fund.................................       0.75            27
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................       0.50(b)      3,249
  Harbor Short Duration Fund................................       0.30(c)        225
  Harbor Money Market Fund..................................       0.30           263

------------

a For the period November 1, 2001 through March 31, 2002, the annual percentage rate was 0.85%.

b For the period November 1, 2001 through February 28, 2002, the annual percentage rate was 0.70%.

c For the period November 1, 2001 through February 28, 2002, the annual percentage rate was 0.40%.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED

     Harbor Capital has from time to time agreed not to impose a portion of its management fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the six-month period ended April 30, 2002, Harbor Capital agreed not to impose management fees of $11, $17, $1, $3, $708, $39, $7, $771, $102 and $105 relating to Harbor Mid Cap Growth Fund, Harbor Small Cap Growth Fund, Harbor Mid Cap Value Fund, Harbor Small Cap Value Fund, Harbor International Fund, Harbor International Fund II, Harbor Global Equity Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively.

     The Trust reimburses Harbor Capital for certain legal expenses incurred by Harbor Capital with respect to the Trust. Such amounts aggregated $25 for the six-month period ended April 30, 2002.

DISTRIBUTOR

     HCA Securities, Inc. ("HCA Securities"), a wholly-owned subsidiary of Harbor Capital, is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On April 30, 2002, Harbor Capital, HCA Securities and Harbor Transfer, Inc. held the following shares of beneficial interest in the Funds:

                                                                 HARBOR CAPITAL,
                                                                HCA SECURITIES AND
                                                                 HARBOR TRANSFER
HARBOR DOMESTIC EQUITY FUNDS                                    ------------------
  Harbor Capital Appreciation Fund..........................             4,280
  Harbor Mid Cap Growth Fund................................           306,556
  Harbor Growth Fund........................................            42,422
  Harbor Small Cap Growth Fund..............................           201,734
  Harbor Large Cap Value Fund...............................            11,577
  Harbor Mid Cap Value Fund.................................           200,000
  Harbor Small Cap Value Fund...............................           200,000
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund.................................             1,291
  Harbor International Fund II..............................           248,099
  Harbor International Growth Fund..........................            48,375
  Harbor Global Equity Fund.................................           505,652
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund..........................................            21,608
  Harbor Short Duration Fund................................            12,516
  Harbor Money Market Fund..................................        30,696,864

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital, is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the six-month period ended April 30, 2002 totaled $3,595.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $105 for the six-month period ended April 30, 2002.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(Currency in Thousands)

NOTE 5--TAX INFORMATION

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at April 30, 2002 are as follows:

                                                                                        GROSS UNREALIZED           NET UNREALIZED
                                                                                 ------------------------------    APPRECIATION/
                                                              IDENTIFIED COST    APPRECIATION    (DEPRECIATION)    (DEPRECIATION)
                                                              ---------------    ------------    --------------    --------------
HARBOR DOMESTIC EQUITY FUNDS
  Harbor Capital Appreciation Fund........................      $6,075,700        $  731,864       $(456,985)        $  274,879
  Harbor Mid Cap Growth Fund..............................          14,801             1,011          (2,071)            (1,060)
  Harbor Growth Fund......................................         150,519            27,383         (59,217)           (31,834)
  Harbor Small Cap Growth Fund............................          43,043             5,000          (1,390)             3,610
  Harbor Large Cap Value Fund.............................         161,243            21,962          (4,399)            17,563
  Harbor Mid Cap Value Fund...............................           3,241               204             (57)               147
  Harbor Small Cap Value Fund.............................           7,545               720            (123)               597
HARBOR INTERNATIONAL EQUITY FUNDS
  Harbor International Fund...............................       2,613,754         1,384,549        (155,144)         1,229,405
  Harbor International Fund II............................          74,022             9,192          (9,589)              (397)
  Harbor International Growth Fund........................         374,597            21,880          (5,208)            16,672
  Harbor Global Equity Fund...............................           7,787               473            (729)              (256)
HARBOR FIXED INCOME FUNDS
  Harbor Bond Fund........................................       1,453,123            17,547          (9,605)             7,942
  Harbor Short Duration Fund..............................         101,367               853            (155)               698

NOTE 6--ADDITIONAL INFORMATION

     Mastholm Asset Management, LLC has been appointed as subadviser of the Harbor International Growth Fund, effective December 1, 2001. Theodore J. Tyson, Joseph P. Jordan and Douglas R. Allen are co-managing the Fund.

     Harbor International Growth Fund will continue to have an investment goal of long-term growth of capital by investing in stocks of foreign companies with potential for sustainable growth. The portfolio typically will include 35 to 45 securities, each with a minimum market capitalization of approximately $10 billion at the time of initial investment.

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                                                 SHAREHOLDER SERVICING AGENT

DAVID G. VAN HOOSER                     Chairman and Trustee                          HARBOR TRANSFER, INC.
                                                                                      P.O. Box 10048
HOWARD P. COLHOUN                       Trustee                                       Toledo, Ohio 43699-0048
                                                                                      1-800-422-1050
JOHN P. GOULD                           Trustee
                                                                                      CUSTODIAN
RODGER F. SMITH                         Trustee
                                                                                      STATE STREET BANK AND TRUST COMPANY
JAMES M. WILLIAMS                       President                                     P.O. Box 1713
                                                                                      Boston, MA 02105
CONSTANCE L. SOUDERS                    Vice President and Treasurer
                                                                                      INDEPENDENT AUDITORS
KAREN B. WASIL                          Secretary
                                                                                      ERNST & YOUNG LLP
INVESTMENT ADVISER                                                                    200 Clarendon Street
                                                                                      Boston, MA 02116
HARBOR CAPITAL ADVISORS, INC.
One SeaGate                                                                           LEGAL COUNSEL
Toledo, OH 43666
                                                                                      HALE AND DORR LLP
DISTRIBUTOR AND PRINCIPAL UNDERWRITER                                                 60 State Street
                                                                                      Boston, MA 02109
HCA SECURITIES, INC.
One SeaGate
Toledo, OH 43666
(419) 247-2477

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

06/2002/295,000                                            [RECYCLED PAPER LOGO]
                                                                  recycled paper